==============================================================================


0                 BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                            BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                            THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated October 26, 2000

                        --------------------------------

                       Mortgage Pass-Through Certificates

                                  Series 2000-6


==============================================================================

                                TABLE OF CONTENTS


PRELIMINARY STATEMENT.......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the Servicer.....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans...............................................
Section 2.05  Designation of Interests in the REMICs........................
Section 2.06  Designation of Start-up Day...................................
Section 2.07  REMIC Certificate Maturity Date...............................
Section 2.08  Execution and Delivery of Certificates........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer......
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims......
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer.....................................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; Certificate Account; and Upper-Tier Certificate
               Account......................................................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts..............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans...........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial
               Account, Certificate Account and Upper-Tier Certificate
               Account......................................................
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee..........................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements..............................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distributions...................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer.......
Section 7.02 Merger or Consolidation of the Depositor or the Servicer.......
Section 7.03 Limitation on Liability of the Depositor, the Servicer
               and Others...................................................
Section 7.04  Depositor and Servicer Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default......................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default.............................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Fees and Expenses...................................
Section 9.12  Appointment of Custodian......................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates.................................................
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans........................................
Section 10.02 Additional Termination Requirements...........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment.....................................................
Section 11.02 Recordation of Agreement......................................
Section 11.03 Limitation on Rights of Certificateholders....................
Section 11.04 Governing Law.................................................
Section 11.05 Notices.......................................................
Section 11.06 Severability of Provisions....................................
Section 11.07 Certificates Nonassessable and Fully Paid.....................
Section 11.08 Access to List of Certificateholders..........................
Section 11.09 Recharacterization............................................

EXHIBITS
--------


Exhibit A-1       -     Form of Face of Class A-1 Certificate
Exhibit A-2       -     Form of Face of Class A-2 Certificate
Exhibit A-3       -     Form of Face of Class A-3 Certificate
Exhibit A-4       -     Form of Face of Class A-4 Certificate
Exhibit A-5       -     Form of Face of Class A-5 Certificate
Exhibit A-6       -     Form of Face of Class A-6 Certificate
Exhibit A-7       -     Form of Face of Class A-7 Certificate
Exhibit A-8       -     Form of Face of Class A-8 Certificate
Exhibit A-PO      -     Form of Face of Class A-PO Certificate
Exhibit A-R       -     Form of Face of Class A-R Certificate
Exhibit A-LR      -     Form of Face of Class A-LR Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         Form of Reverse of all Certificates.......................
Exhibit D         Mortgage Loan Schedule....................................
Exhibit E         Request for Release of Documents..........................
Exhibit F         Form of Certification of Establishment of Account.........
Exhibit G-1       Form of Transferor's Certificate..........................
Exhibit G-2A      Form 1 of Transferee's Certificate........................
Exhibit G-2B      Form 2 of Transferee's Certificate........................
Exhibit H         Form of Transferee Representation Letter
                    for ERISA Restricted Certificates.......................
Exhibit I         Form of Affidavit Regarding Transfer of Residual
                    Certificates............................................
Exhibit J         Contents of Servicing File................................
Exhibit K         Form of Special Servicing Agreement.......................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated October 26, 2000, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                       W I T N E S S E T H   T H A T:
                       - - - - - - - - - -   - - - -

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):


===================== ========================== =============== ===================== ======================
                      Initial Class                                                    Integral Multiples
                      Certificate Balance or     Pass-Through    Minimum               in Excess
Classes               Notional Amount            Rate            Denomination          of Minimum
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-1                 $   40,000,000.00      7.750%          $1,000                $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-2                 $  100,000,000.00      7.500%          $1,000                $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-3                 $   75,124,000.00      7.675%          $1,000                $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-4                 $    3,952,812.00      7.750%          $1,000                $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-5                 $   11,121,000.00      7.750%          $1,000                $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-6                 $   17,835,000.00      7.750%          $1,000                $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-7                 $   12,994,000.00      7.750%          $1,000                $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-8                 $   30,000,000.00      7.750%          $1,000                $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-PO                $      614,429.00      (1)             $25,000               $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-R                 $           50.00      7.750%          $50                   N/A
--------------------- -------------------------- --------------- --------------------- ----------------------
Class A-LR                $           50.00      7.750%          $50                   N/A
--------------------- -------------------------- --------------- --------------------- ----------------------
Class B-1                 $    7,058,000.00      7.750%          $25,000               $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class B-2                 $    2,253,000.00      7.750%          $25,000               $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class B-3                 $    1,352,000.00      7.750%          $25,000               $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class B-4                 $      751,000.00      7.750%          $25,000               $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class B-5                 $      601,000.00      7.750%          $25,000               $1
--------------------- -------------------------- --------------- --------------------- ----------------------
Class B-6                 $      600,631.13      7.750%          $25,000               $1
--------------------- -------------------------- --------------- --------------------- ----------------------


---------------

(1) The Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act:  The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class A-5 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balances of the Class A-1, Class A-2 and Class A-3 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date; and (b) for the Class A-7 Certificates, the earlier to occur of
(i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-6 Certificates has been reduced to zero or
(ii) the Senior Credit Support Depletion Date.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount, as applicable.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance:  A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-6 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-6." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-PO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-PO, Class A-R and Class A-LR Certificates.

            Class A-4 Notional Amount: As to any Distribution Date and the Class A-4 Certificates, the sum of (i) 3.2258064516% of the Class Certificate Balance of the Class A-2 Certificates and (ii) 0.9677419355% of the Class Certificate Balance of the Class A-3 Certificates immediately prior to such date.

            Class A-5 Accrual Distribution Amount: For any Distribution Date and the Class A-5 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-7 Accrual Distribution Amount: For any Distribution Date and the Class A-7 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-4 Certificates) and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of the Class A-5 and Class A-7 Certificates, any Class A-5 Accrual Distribution Amounts or Class A-7 Accrual Distribution Amounts, as applicable, previously added thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class A-4 Certificates are Interest-Only Certificates and have no Class Certificate Balance.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-5 and Class A-7 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class A-5 Accrual Distribution Amount or Class A-7 Accrual Distribution Date, as applicable, pursuant to clause (i) of the definition thereof, but not distributed as interest on the Class A-5 Certificates or Class A-7 Certificates, as applicable) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-5 and Class A-7 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class A-5 Accrual Distribution Amount or the Class A-7 Accrual Distribution Amount, as applicable, pursuant to clause (ii) of the definition thereof, but not distributed as interest on the Class A-5 Certificates or Class A-7 Certificates, as applicable) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: October 26, 2000.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax:
(212) 815-5309).

            Corresponding Upper-Tier Class or Classes: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes, as follows:

Uncertificated Lower-Tier Interest    Corresponding Upper-Tier Class or Classes
----------------------------------    -----------------------------------------

Class A-L1 Interest                   Class A-1 Certificates, Class A-5
                                      Certificates, Class A-6 Certificates,
                                      Class A-7 Certificates and Class A-8
                                      Certificates

Class A-L2 Interest                   Class A-2 Certificates, Class A-3
                                      Certificates and Class A-4 Certificates

Class A-LPO Interest                  Class A-PO Certificates

Class A-LUR Interest                  Class A-R Certificate

Class B-L1 Interest                   Class B-1 Certificates

Class B-L2 Interest                   Class B-2 Certificates

Class B-L3 Interest                   Class B-3 Certificates

Class B-L4 Interest                   Class B-4 Certificates

Class B-L5 Interest                   Class B-5 Certificates

Class B-L6 Interest                   Class B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: October 1, 2000.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $300,304,160.24.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates:  As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository:  The Depository  Trust  Company,  the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The
Depository  shall at all  times be a  "clearing  corporation"  as  defined  in
Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 7.750% per annum.

            Distribution Date: The 25th day of each month beginning in November 2000 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates:  The Class B Certificates.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default:  As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch:  Fitch, Inc., or any successor thereto.

            FNMA:  Fannie Mae, or any successor thereto.

            Fractional Interest:  As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Holder:  A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $124,881.67.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-4 Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-4 Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Fraud Loss Amount: $3,003,041.60.

            Initial Notional Amount: As to the Class A-4 Certificates, the Notional Amount set forth in the Preliminary Statement.

            Initial Special Hazard Amount: $3,308,363.85.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-4 Certificates are the sole Class of Interest-Only Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount:  As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated October 26, 2000, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 7.750%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person:  A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount:  The Class A-4 Notional Amount.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.85%
                       Class B-2               1.10%
                       Class B-3               0.65%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $12,615,631.13.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance or Initial Notional Amount, as applicable, of such Certificate by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments:  One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class A-LR, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan:  As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is equal to or more than 7.750% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Class of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-8 Certificates and (ii) the product of
(a) the Shift Percentage, (b) the Priority Percentage and (c) the Senior Principal Distribution Amount.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-8 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Senior Certificates (other than the Class A-PO Certificates) immediately prior to such date.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period:  As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificates:  The Class A-R and Class A-LR Certificates.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            S&P:  Standard & Poor's, or any successor thereto.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates:  The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:


                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance
---------------------------                  -------------------

November 2005 through October 2006                   30%

November 2006 through October 2007                   35%

November 2007 through October 2008                   40%

November 2008 through October 2009                   45%

November 2009 and thereafter                         50%


            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 7.750% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:


Distribution Date Occurring In                    Shift Percentage
------------------------------                    ----------------
November 2000 through October 2005.............   0%
November 2005 through October 2006.............   30%
November 2006 through October 2007.............   40%
November 2007 through October 2008.............   60%
November 2008 through October 2009.............   80%
November 2009 and thereafter...................   100%

            Similar Law:  As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii)  settling,  subsidence,   cracking,  shrinkage,  building  or
      expansion of pavements, foundations, walls, floors, roofs or ceilings;


            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates:  The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount:  As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury   Regulations:   The  final  and  temporary   regulations
promulgated under the Code by the U.S. Department of the Treasury.

            Trust:  The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0040% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class A-L1, Class A-L2, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Interest-Only Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES


            Section 2.01   Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-6" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required if the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class A-L1 Interest, Class A-L2 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is November 25, 2030.

            Section 2.08   Execution and Delivery of Certificates. The Trustee
(i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.


                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02   Subservicing; Enforcement of the Obligations of
                           Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03   Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04   Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05   Maintenance of Primary Mortgage Insurance Policy;
                           Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07   Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account; and Upper-Tier Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-6 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Account and Upper-Tier Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class A-R Certificate shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12   Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14   Realization Upon Defaulted Mortgage Loans; REO
                           Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the applicable Mortgage Loan Purchase Agreement the applicable Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage
Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15   Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.


            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17   Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18   Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2000 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2000 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20   Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21   Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22   Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01   Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                   ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02   Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

            (i) to each Class of Senior Certificates (other than the Class A-PO and the Class A-LR Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-5 and the Class A-7 Certificates will instead be distributed in reduction of the Class Certificate Balances of the Classes of Certificates specified in Section 5.02(b)(i) and (ii);

            (ii) concurrently to the Class A Certificates (other than the Class A-PO and the Class A-LR Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

            (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates, subject to paragraph
      (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest (or in the case of the Class A-L1 Interest, with respect to the Class A-5 and Class A-7 Certificates, shall have such amounts added to their principal balance) in an amount equal to the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate Class Principal Balance of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate Initial Class Certificate Balance of the respective Corresponding Upper-Tier Class or Classes.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 7.750% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) (i) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-5 Accrual Distribution Amount will be allocated sequentially as follows:

                  first, concurrently:

                       (i)   18.5939272234% to the Class A-1 Certificates;

                       (ii)  46.4848180584% to the Class A-2 Certificates; and

                       (iii) 34.9212547182% to the Class A-3 Certificates;

      until their Class Certificate Balances have been reduced to zero; and

                  second, to the Class A-5 Certificates, until their Class Certificate Balance has been reduced to zero.

               (ii) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-7 Accrual Distribution Amount will be allocated sequentially as follows:

                  first, to the Class A-6 Certificates, until their Class Certificate Balance has been reduced to zero; and

                  second, to the Class A-7 Certificates, until their Class Certificate Balance has been reduced to zero.

            (iii) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, to the Class A-R and Class A-LR Certificates, pro rata, until their Class Certificate Balances has been reduced to zero;

                  second, to the Class A-8 Certificates, up to the Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                  third, concurrently:

                       (i)   18.5939272234% to the Class A-1 Certificates;

                       (ii)  46.4848180584% to the Class A-2 Certificates; and

                       (iii) 34.9212547182% to the Class A-3 Certificates;

      until their Class Certificate Balances have been reduced to zero;

                  fourth, sequentially, to the Class A-5, Class A-6 and Class A-7 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                  fifth, to the Class A-8 Certificates, until their Class Certificate Balance has been reduced to zero.

            The Class A-4 Certificates are Interest-Only Certificates and are not entitled to distributions in respect of principal.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03   Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

            (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of the Class A-2 and Class A-4 Certificates, the respective Initial Class Certificate Balances, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

                  (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates (other than the Class A-PO Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class A-PO Certificates) will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances or, in the case of the Class A-5 and Class A-7 Certificates, the respective Initial Class Certificate Balances, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of the Class A-5 and Class A-7 Certificates, the respective Initial Class Certificate Balances, if lower.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

            Section 5.04   Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount allocable to interest, the Class A5 Accrual Distribution Amount, the Class A-7 Accrual Distribution Amount, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date;

            (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date; and

            (xvi) in the case of the Class A-4 Certificates, the Class A-4 Notional Amount for the following Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05   Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2000, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06   Tax Matters Person.

            The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class A-R or Class A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee.

            The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-PO, A-R, A-LR, B-1, B-2,
B-3, B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class A-PO, Class A-R and Class A-LR Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance (or notional amount). The Class A-R and Class A-LR Certificates shall each be in a minimum denomination of $50. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02   Registration of Transfer and Exchange of
                           Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03   Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                  ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05   Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01   Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02   Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R and A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02  Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee shall be deemed effective upon receipt) to
(a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virginia 23294, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of S&P, Standard & Poor's, 55 Water Street, New York, New York 10041,
Attn: Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor

                                    By:________________________________
                                       Name:  Judy Ford
                                       Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                    By:________________________________
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee

                                    By:________________________________
                                       Name:
                                       Title:

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


            On the 26th day of October, 2000, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.


                                       _______________________________________
                                                    Notary Public


[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )   ss.:
COUNTY OF MECKLENBURG   )


            On the 26th day of October, 2000, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.


                                       _______________________________________
                                                    Notary Public


[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )   ss.:
COUNTY OF MECKLENBURG   )


            On the 26th day of October, 2000, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.


                                       _______________________________________
                                                    Notary Public


[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $40,000,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PK 2

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100,000,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 PL 0

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $75,124,000.00

Pass-Through Rate:            7.675%

CUSIP No.:                    060506 PM 8

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional Amount
of this Class:                $3,952,812.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PN 6

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class A-4 Certificate represents the right to receive interest at the Pass-Through Rate for such Class on the Class A-4 Notional Amount.. This Class A-4 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $11,121,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PP 1

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-6

                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $17,835,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PQ 9

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate`Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-7

                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $12,994,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PR 7

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-8

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $30,000,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PS 5

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $614,429.00

CUSIP No.:                    060506 PT 3

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PU 0

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-LR

                    [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                   Class A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                   Class A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PV 8

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $7,058,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PW 6

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,253,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PX 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.


UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,352,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PY 2

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-4


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.


UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-4


evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $751,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 PZ 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $601,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 QA 3

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-6
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 October 1, 2000

First Distribution Date:      November 27, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $600,631.13

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 QB 1

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated October 26, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________ ___, ___

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                      ----------------------------------------
                                          Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:


                                    ____________________________________________
                                    Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in ___________ immediately available funds to _________________________________________________
for the account of ___________________, account number ________________________, or, if mailed by check, to Applicable statements should be mailed to ___________
____________.

      This information is provided by , the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE


                                                          BANK OF AMERICA
                                                           MORTGAGE LOAN
                                                              SCHEDULE
                                                       BOAMS 2000-6 10/26/00


LOAN                   BORROWER                                                                                ZIP
NUMBER                   NAME                       ADDRESS                      CITY                ST        CODE       OCC.
----------            ----------------            ---------------------       ----------------       --------  ------    --------
0023662745            KITCHENS                    2036  BATTLE COVE           EADS                   TN       38028        P
0028166999            BECERRA                     8500SW57TH PATH             MIAMI                  FL       33143        P
0028460285            FIELDS                      71  ENDLESS VISTA           ALISO VIEJO            CA       92656        P
0028552206            HASJIM                      2618  CURRY STREET          PLEASANTON             CA       94588        P
0028592970            NORFOLK                     4797  WALBERN COURT         CHANTILLY              VA       20151        P
0028595411            BRITO                       18000  COACHMANS ROAD       GERMANTOWN             MD       20874        P
0028598894            O'CONNOR                    935  DOLAN DRIVE            MONUMENT               CO       80132        P
0028618510            SCHROEDER                   12230  CALICO FALLS         HOUSTON                TX       77041        P
0028637189            DAVIS                       11906S ERIE AVENUE          TULSA                  OK       74137        P
0028674455            VEIT                        48  HARNESS CREEK V         ANNAPOLIS              MD       21403        P
0028674984            TODD                        219  IVEN AVENUE            ST DAVIDS              PA       19087        P
0028706208            CORY                        3570  JASMINE CIRCLE        SAN JOSE               CA       95135        P
0028708311            RAMASWAMY                   6308  WALNUT RIDGE TR       PROSPECT               KY       40059        P
0028715225            SIZEMORE                    6001  MESSENGER STAKE       AUSTIN                 TX       78746        P
0028721926            PAYNE, JR.                  514  AVONWOOD ROAD          HAVERFORD              PA       19041        P
0028729531            WEAVER                      19  FOOT POINT ROAD         COLUMBIA               SC       29209        P
0028732592            MAZZETTA                    1136  PINE OAKS CIRCL       LAKE FOREST            IL       60045        S
0028732626            MARENDA                     201  STANFORD DRIVE         OLMOS PARK             TX       78212        P
0028732857            WALKER                      4465  ENCHANTED CIRCL       NASHVILLE              TN       37218        P
0028733921            TUFFORD                     369  SALISHAN DRIVE         GLENEDEN BE            OR       97388        S
0028734929            WYNSCHENK                   9710  EAST CRESTLINE        ENGLEWOOD              CO       80111        P
0028739555            DUNHAM                      490  LIBERTY PARKWAY        STILLWATER             MN       55082        P
0028739597            REID                        323  WILLOWBROOK WAY        GENEVA                 IL       60134        P
0028741528            MICKLE JR                   2700  SOUTH FREEMAN R       TUCSON                 AZ       85730        P
0028742260            MATTIOLI                    619  ALPINE AVENUE          BOULDER                CO       80304        S
0028742427            GAVIN                       400A  EAST 32ND STREE       AUSTIN                 TX       78705        P
0028748481            SOLAN                       75  OCELET WAY              RENO                   NV       89511        P
0028753945            BRISCOE                     4401  SHENANDOAH STRE       UNIVERSITY             TX       75205        P
0028761260            DAHLEN                      3819  VALLEY OAK DRIV       LOVELAND               CO       80538        P
0028763241            BEERMAN, JR                 10665  MORENGO DRIVE        CUPERTINO              CA       95014        P
0028768372            SHERMAN                     1118  QUEETS DRIVE          FOX ISLAND             WA       98333        P
0028770428            NORTON                      2619  201ST PLACE SE        BOTHELL                WA       98012        P
0028772283            MCKENZIE,JR.                536  HEATHERSTONE CO        RIDGELAND              MS       39157        P
0028772317            FROEHLICH                   3344  WILSHIRE AVENUE       GRAPEVINE              TX       76051        P
0028773521            FILES                       2326  PATUXENT RIVER        GAMBRILLS              MD       21054        P
0028775047            FRANKLIN                    45  CHAMPIONS WAY           SAN ANTONIO            TX       78258        P
0028775815            KATZ                        5954SEHORSESHOE POINT       STUART                 FL       34997        P
0028776284            KAVRAKI                     2329  WROXTON ROAD          HOUSTON                TX       77005        P
0028777399            FRANXMAN                    3241  HIGH RIDGE DRIV       TAYLOR MILL            KY       41015        P
0028777738            MICHEL                      307  LONDONDERRY DRI        LUMBERTON              NC       28358        P
0028778355            DERUSSO JR.                 39  WILLOW ROAD             GUILFORD               CT       06437        P
0028778710            WOODLEY                     4077  HANOVER AVENUE        UNIVERSITY             TX       75225        P
0028779759            JOHNSON                     4333  LANDFALL DRIVE        WILLIAMSBUR            VA       23185        P
0028779973            SIMPSON                     1989  CEDARIDGE CIRCL       SUPERIOR               CO       80027        P
0028780187            WEGNER                      4514  FAIRWAY LANE          BROOMFIELD             CO       80020        P
0028781300            BRASSFIELD                  29703S STRINGTOWN ROAD      GREENWOOD              MO       64034        P
0028781722            KACHEL                      1333N HAYWORTH AVENUE       WEST HOLLYW            CA       90046        P
0028783108            EMERSON                     2105  TYSONS EXECUTIV       DUNN LORING            VA       22027        P
0028784692            PALAHUNIK                   600  WILLOW GLEN ROA        CHADDS FORD            PA       19317        P
0028784825            BRUCE                       1685  BELLEDEER DRIVE       CORDOVA                TN       38018        P
0028785665            GIBSON                      4606  LORDS STREET NE       PRIOR LAKE             MN       55372        P
0028787059            MARCINKOWSKI                3440  COLEMAN DRIVE         CHARLOTTESV            VA       22901        P
0028787976            COLEMAN                     7192  SOUTH PERTH STR       AURORA                 CO       80016        P
0028788156            ALBRIGHT                    6124  PARAGON COURT         FORT COLLIN            CO       80525        P
0028788172            CANFIELD                    227  OUTLOOK POINT          BOERNE                 TX       78006        P
0028789915            RAMAN                       2321  HARTFORD              AUSTIN                 TX       78703        P
0028790566            KEOUGH                      10  GEER HILL ROAD          LYME                   CT       06371        P
0028790707            WETTIG                      153S GRANT ST               DENVER                 CO       80209        P
0028790715            THOMPSON III                16326  ASHBOURNE DRIVE      DALLAS                 TX       75248        P
0028792737            FLUKE                       1865  GROVEWAY DRIVE        GERMANTOWN             TN       38139        P
0028796381            SLIVKA                      9880E PROGRESS CIRCLE       ENGLEWOOD              CO       80111        P
0028797371            REED,JR                     702  KENT COURT             SOUTHLAKE              TX       76092        P
0028800134            BOYD                        4200  NORTHHAMPTON CT       NORMAN                 OK       73072        P
0028803039            SABBATINE                   110  ROYAL CT               GEORGETOWN             KY       40324        P
0028804086            ADAMS                       290  EDISON PLACE           SUPERIOR               CO       80027        P
0028807337            LANDRUM                     214  ROAD D                 PINE                   CO       80470        P
0028807808            PATE                        13204  FAIRWAY VILLAGE      LITTLE ROCK            AR       72212        P
0028808269            MASON                       327  PORTH CIRCLE           LEXINGTON              SC       29072        P
0028809929            POPE                        2013  STUART AVENUE         RICHMOND               VA       23220        P
0028810646            ANGELES                     4227  PRAIRIE FIRE CI       LONGMONT               CO       80503        I
0028813434            ZOOK                        910  FOXTON DRIVE           SAN ANTONIO            TX       78258        P
0028817146            AHMED                       21354  GENTLE HEIGHTS       ASBURN                 VA       20148        P
0028817625            SMITH                       2282  ELM ST                DENVER                 CO       80207        P
0028817864            MONTGOMERY                  1404  CAMBRIDGE ROAD        ANN ARBOR              MI       48104        P
0028818771            HORTON                      260  WASHINGTON STRE        DUXBURY                MA       02332        P
0028818953            WELLS                       8780  SKYLAND DRIVE         LONGMONT               CO       80503        P
0028820504            PAGE                        5995  MCSORLEY LANE         BOULDER                CO       80303        P
0028821601            KAPLAN                      14309  GATE DANCER LAN      BOYDS                  MD       20841        P
0028821874            CARLSEN                     20104  27TH AVENUE SE       BOTHELL                WA       98012        P
0028822252            FOSTER                      1017  BEECH GROVE ROA       BRENTWOOD              TN       37027        P
0028823631            BLAIR JR.                   47117  KENTWELL PLACE       STERLING               VA       20165        P
0028823870            WATTS                       634  REGENCY CROSSIN        SOUTHLAKE              TX       76092        P
0028824316            CREATH                      1600  STIFEL WOODS DR       CHESTERFIEL            MO       63017        P
0028825354            DAVIS                       10818E GELDING DRIVE        SCOTTSDALE             AZ       85259        P
0028825503            CONWAY                      1362  DOUBLE EAGLE CO       CASTLE ROCK            CO       80104        P
0028825974            GALGANO                     1613E ASHLEY AVENUE         FOLLY BEACH            SC       29439        S
0028826527            RESSLER                     486  HARRIS STREET          COPPELL                TX       75019        P
0028826881            BRIDGEWATER                 5799  SOUTH JAY STREE       LITTLETON              CO       80123        P
0028826972            MEHTA                       9259  CHEVOIT DRIVE         BRENTWOOD              TN       37027        P
0028827756            MACKAY                      100  LAUREL LANE            AUSTIN                 TX       78705        P
0028828119            BETTIS                      13511  WINTER CREEK CO      HOUSTON                TX       77077        P
0028828135            FLORES                      24823  PLAYER OAKS          SAN ANTONIO            TX       78258        P
0028829398            KRUTEK                      12429  BROWDER STREET       RALEIGH                NC       27614        P
0028831105            SULLIVAN                    3370  EAST WOOD VALLE       ATLANTA                GA       30327        P
0028832483            GENTRY                      11  SOMERSET DRIVE          ROLAND                 AR       72135        P
0028833036            FISCHER                     1199  HAWLING PLACE S       LEESBURG               VA       20175        P
0028833184            CORDERO                     1001  ROYAL OAKS DRIV       MONROVIA               CA       91106        P
0028833234            JOHNSON,SR.                 9507  OAKLAND LAKE WA       MISSOURI CI            TX       77459        P
0028833341            FLUTY                       31E COUNTRY CLUB DR         BRENTWOOD              CA       94513        P
0028833457            STEWART                     42823  MEANDER CROSSIN      ASHBURN                VA       20148        P
0028833770            COLE                        10316  DEERFIELD RD         CINCINNATI             OH       45242        P
0028834018            BEGGS                       103N LUMINA BEACH           WRIGHTSVILL            NC       28480        P
0028834174            MERRILL                     13330  REGAL CREST DRI      CLIFTON                VA       20124        P
0028834232            THOMAS                      26977  MORGAN RUN           WESTLAKE               OH       44145        P
0028834398            RUGER                       1013  FOURSOME DRIVE        CASTLE ROCK            CO       80104        P
0028836039            TINDALL                     34383  BENNETT ROAD         WARREN                 OR       97053        P
0028836583            SKAFF                       583  FAIRFIELD ROAD         SIMI VALLEY            CA       93065        P
0028836831            WILLIAMS                    29480  HORSE RANGE FAR      MECHANICSVI            MD       20659        P
0028836906            BAYLOR                      1941  SAVANNAH DR           ROUND ROCK             TX       78681        P
0028838142            MCCLAIN                     14  SEA MIST LANE           FRIPP ISLAN            SC       29920        S
0028839504            AVETISYAN                   4809  ALMINAR AVENUE        LA CANADA-F            CA       91011        P
0028840411            RIOS                        8  ASPEN CREEK DR           SAN ANTONIO            TX       78248        P
0028843340            BLANCHARD III               2282  BURMA ROAD            THIBODAUX              LA       70301        P
0028843837            NEMMERS                     7220  SO BROOK FOREST       EVERGREEN              CO       80439        P
0028845857            NIEKER                      519N 70TH ST                SEATTLE                WA       98103        P
0028847036            TAYLOR                      2964  HAWK COURT            LAFAYETTE              CO       80026        P
0028847622            HARRIS JR.                  1414  ANGELA STREET         KEY WEST               FL       33040        P
0028847853            VAIRO                       74  PURITAN AVENUE          FOREST HILL            NY       11375        P
0028849206            MILLER                      1301  KEYSTONE COURT        FRANKLIN               TN       37064        P
0028849941            ERICKSON                    1120  MASON WOODS DRI       ATLANTA                GA       30329        P
0028850147            ABRAMS                      20615  EAST SANDHILL D      GALVESTON              TX       77554        S
0028850311            CRITTENDEN                  4771  VALHALLA DRIVE        BOULDER                CO       80301        P
0028851392            COGGINS                     39  LARK BUNTING LA         LITTLETON              CO       80127        P
0028851954            KIRKLEY                     13607  FIELDING ROAD        LAKE OSWEGO            OR       97034        P
0028852747            HORTON                      2566  VALERIE COURT         SANTA CRUZ             CA       95062        P
0028852903            BURT                        415  PARK WAY               SANTA CRUZ             CA       95060        P
0028853166            SIMPSON                     3110  PEPITA COURT          SAN JOSE               CA       95132        P
0028854487            LIN                         2331  NOGALES STREET        ROWLAND HEI            CA       91748        P
0028856979            PAULETTE                    2613  SIR TURQUIN LAN       LEWISVILLE             TX       75056        P
0028857290            CARROLL                     19111  BECKETT DRIVE        ODESSA                 FL       33556        P
0028857431            JOHNSON                     1441  LOS PADRES ROAD       NIPOMO                 CA       93444        P
0028858074            CHRISTENSEN                 3164  ROCKBRIDGE DRIV       LITTLETON              CO       80126        P
0028858678            OLSEN                       208  MARKSBERRY WAY         BRECKENRIDG            CO       80424        S
0028862787            D'AMBROSIO                  2883  FOREST STREET         DENVER                 CO       80207        P
0028863686            VESSELLE                    4706  91ST AVENUE SE        MERCER ISLA            WA       98040        P
0028869535            BLACK                       262  BRISTLECONE WAY        BOULDER                CO       80304        S
0028874014            HALL                        25600  WESTMORELAND         FARMINGTON             MI       48336        P
0028874592            BECK                        3023  SMOKEY HOLLOW D       HOUSTON                TX       77068        P
0028875144            WEBBER                      3771  TROON CIR             BROOMFIELD             CO       80020        P
0028875235            INMAN                       51S DEFRAME WAY             GOLDEN                 CO       80401        P
0028876209            RIEGELMANN                  11015  THOMAS ROAD          COLORADO SP            CO       80908        P
0028876431            BASS                        917  KAPAPALA PLACE         HONOLULU               HI       96825        P
0028877728            KATIC                       4533  SUNBURST STREET       BELLAIRE               TX       77401        P
0028877819            CIOTTA                      6401  SETTING SUN DRI       HUNTINGTON             CA       92648        P
0028877942            RICKS                       5  WATERFORD GLEN           SAN ANTONIO            TX       78257        P
0028877983            BOADA                       4030  WHITE BLOSSOM E       LOUISVILLE             KY       40241        P
0028878353            THORNDIKE                   500  BRIGHTON DAM RO        BROOKEVILLE            MD       20833        P
0028878825            HOSKING                     5962  LOMA PRIETA DRI       SAN JOSE               CA       95123        P
0028879039            SHEHADEH                    115  EDGEMONT WAY           INVERNESS              CA       94937        P
0028879526            REEDER                      4421  SIGNATURE DRIVE       CORONA                 CA       92883        P
0028880680            NYBOER                      2883E LAKESHORE DRIVE       BATON ROUGE            LA       70808        P
0028881845            BOUHOUR                     8504  BRADMOOR DR           BETHESDA               MD       20817        P
0028882025            HARRISON                    900  EAST BELLEVIEW         LITTLETON              CO       80121        P
0028882041            ANAND                       6  COBBLESTONE COU          LAGUNA NIGU            CA       92677        P
0028884112            ROOK                        2310  EDGEMERE LAKE C       MARIETTA               GA       30062        P
0028884708            SILVERMAN                   8521  EAST IOWA PLACE       DENVER                 CO       80231        P
0028884864            PILLOW                      134  RIDGEWOOD AVENU        GLEN RIDGE             NJ       07028        P
0028884922            COWAN                       770  OAK CHASE BLVD         LENOIR CITY            TN       37772        P
0028885028            LAMMERS                     170W ROSEMARY LANE          CAMPBELL               CA       95008        P
0028885036            GREENE                      12  SOUTH LANE              CHERRY HILL            CO       80110        P
0028887461            WACH                        87  WEST 500 SOUTH          OREM                   UT       84058        P
0028888006            JOHNSON                     3070  GRAND BAY BLVD        LONGBOAT               FL       34228        P
0028888428            CARLTON                     131  PINE VALLEY RD         LAKE OSWEGO            OR       97034        P
0028888980            GEEGAN                      611  QUINCE CIRCLE          BOULDER                CO       80304        P
0028889335            WARNELL                     16  PLACIO ROAD             SANTA FE               NM       87505        P
0028889632            CALDWELL                    232  ALOSTA DRIVE           CAMARILLO              CA       93010        P
0028890473            THOMAS                      3055  AGUAZUL DRIVE         SOQUEL                 CA       95073        P
0028892867            THUENER                     1215  SHADOWHAWK            SHINGLE SPR            CA       95682        P
0028893295            SABELLA                     509  PETALUMA BLVD N        PETALUMA               CA       94952        P
0028893402            COPELAND                    13333  REGAL CREST DRI      CLIFTON                VA       20124        P
0028893527            MC CORD                     7830   HIHN ROAD            BEN LOMOND             CA       95005        P
0028895316            GAYNOR                      2413  PARK STREET           HOUSTON                TX       77019        P
0028895415            MEY                         17507  KIRK LANE            ROCKVILLE              MD       20853        P
0028895902            GARCIA                      722  RIVARD BLVD            GROSSE POIN            MI       48230        P
0028896082            FAIRBANKS                   2272  TEDESCA DRIVE         HENDERSON              NV       89052        P
0028896173            SIMS                        4645  BAYSIDE ROAD          ORONO                  MN       55359        P
0028898294            CHEN                        9738NWDURRETT STREET        PORTLAND               OR       97229        P
0028898328            GANG                        2737  LOTUS STREET          PLEASANTON             CA       94588        P
0028898963            FAIGENBAUM                  3608  CAMERON COURT S       ELLICOTT CI            MD       21042        P
0028900298            TROUNG                      9532  ANDOVER CIRCLE        FOUNTAIN VA            CA       92708        P
0028901155            PERRY                       323  WAGON WHEEL ROA        MAMMOTH LAK            CA       93546        P
0028901205            KRAUT                       3590  LANG RANCH PARK       THOUSAND OA            CA       91362        P
0028901262            DAVIDSON                    5322  PENFIELD AVENUE       WOODLAND HI            CA       91364        P
0028901288            JAMSHIDI                    13162  WHISTLER AVENUE      GRANADA HIL            CA       91344        P
0028901353            KOH                         16832  QUAIL COURT          LAKE OSWEGO            OR       97034        P
0028901403            BRODY STRAUSS               1223  OAK STREET            SANTA MONIC            CA       90405        P
0028901437            KATSUMATA                   2935A  CARSON STREET        TORRANCE               CA       90503        P
0028901601            NOTARO JR                   12250  ALDERGROVE STRE      MOORPARK               CA       93021        P
0028901650            SPECTOR                     7221  78TH AVENUE SE        MERCER ISLA            WA       98040        P
0028901791            BUSTER                      5667  WEST OVERLOOK D       RANCHO  CUC            CA       91739        P
0028902286            SHERWOOD                    30081  HARVESTER ROAD       MALIBU                 CA       90265        P
0028902310            CARCAMO                     6671  IMPERIAL WAY          MAGALIA                CA       95954        S
0028902468            SHEREMET                    9  GINGER WAY               SHARON                 MA       02067        P
0028902542            RESSEL                      1412  EAST TUJUNGA AV       BURBANK                CA       91501        P
0028902641            KEENE                       5134  BODA PLACE            WOODLAND HI            CA       91367        P
0028902765            PETERS                      2491  KEMPERWOOD DRIV       BLACKLICK              OH       43004        P
0028903821            WILLIAMS, JR.               6701  CHELSEA COURT         BENBROOK               TX       76132        P
0028904928            MILLER                      1112  CITRUS OAK RUN        WINTER SPRI            FL       32708        P
0028905115            SIMPSON                     7371  SW 153 ST             MIAMI                  FL       33157        P
0028905156            GLEASON                     690  TACOMA DRIVE           CAROL STREA            IL       60188        P
0028905206            BECKER                      6126E NICHOLS LANE          ENGLEWOOD              CO       80112        S
0028905420            MENGEBIER                   3420  FRENORA COURT         FALLS CHURC            VA       22042        P
0028905537            CLIFTON                     544  MUIRFIELD DRIVE        ST.CHARLES             MO       63304        P
0028905669            CHADWICK JR                 2800E SUNRISE BLVD          FT LAUDERDA            FL       33304        P
0028905701            FEELEY                      3523  N UTAH STREET         ARLINGTON              VA       22207        P
0028905735            JONES                       9004S MICHIGAN AVENUE       CHICAGO                IL       60619        P
0028907731            BOYE                        4366SW130TH AVENUE          DAVIE                  FL       33330        P
0028909182            BEISNER                     934  FEATHERSTONE ST        GAITHERSBUR            MD       20878        P
0028911451            BRUMMETT                    4473  WAIMEA COURT          SAN JOSE               CA       95118        P
0028912236            PETERSEN                    27201  LOST COLT PLACE      LAGUNA HILL            CA       92653        P
0028912517            LINDJORD                    518  BRENTWOOD DRIVE        CAMANO ISLA            WA       98282        P
0028915288            WILLIAMSON                  13520  137TH PLACE NE       KIRKLAND               WA       98034        P
0028917748            BOND                        835  ELKHORN ROAD           WASTONVILLE            CA       95076        P
0028919199            FRYMIRE                     2302  TIMBERCREEK TR        KINGWOOD               TX       77345        P
0028919363            BOECK                       3728  SOHAIR COURT          EL DORADO H            CA       95762        P
0028919405            TOOTLE                      2211  ABLE COURT            SACRAMENTO             CA       95835        P
0028919413            DIGAUDIO                    4461  SIGNATURE DRIVE       CORONA                 CA       92883        P
0028919470            EVANS                       3331SW192 AVENUE            MIRAMAR                FL       33029        P
0028919504            BEYDA                       745NW123 DRIVE              CORAL SPRIN            FL       33071        P
0028919520            ZAGER                       15797  SW 20TH STREET       DAVIE                  FL       33326        P
0028919561            ODGERS                      8  COUNTRY WALK DR          ALISO VIEJO            CA       92656        P
0028919579            KASSELMANN                  2920  AVENIDA PIMENTE       CARLSBAD               CA       92009        P
0028919587            HILL                        16390  ALIPAZ COURT         SAN DIEGO              CA       92127        P
0028919629            OSBORNE                     10  COUNTRY WALK DR         ALISO VIEJO            CA       92656        P
0028921617            MITCHELL                    7938  EAST THUNDERHAW       SCOTTSDALE             AZ       85255        S
0028922102            TRUTY                       11204  LIMONCILLO COUR      AUSTIN                 TX       78750        P
0028922144            HENRICI                     7724  OLD TREE COURT        SUGAR LAND             TX       77479        P
0028922235            HENDRICKSON                 2005  AURORA DRIVE          RALEIGH                NC       27615        P
0028922938            BISHOP                      1210  SILVERTON WAY         BRENTWOOD              CA       94513        P
0028923126            MALONE                      2607  WEST POINT            MCKINNEY               TX       75070        P
0028923159            PETRANGELI,JR.              6885NW62ND TERRACE          PARKLAND               FL       33067        P
6001644142            MATSUBARA                   44  CASELLI AVE             SAN FRANCIS            CA       94114        P
6003980502            WILLARD                     8511  HALSTON WAY           BETHESDA               MD       20814        P
6005283715            MOLLOY-SCHOBER              7  HANCOCK CT               BASKING RID            NJ       07920        P
6005735391            TRAXLER                     22  ARLINGTON ST            NEWBURYPORT            MA       01950        P
6006217837            LEFAVE                      3  PALAMINO TRAIL           VERNON                 NJ       07462        P
6008160696            FRIEDENTHAL                 6512  ALMADEN RD            SAN JOSE               CA       95120        P
6009083426            CUNNINGHAM                  6736  AQUEDUCT COURT        SAN DIEGO              CA       92119        P
6013600058            PARTINGTON                  67  TEPPER DR               LUDLOW                 VT       05149        S
6014781154            SULTANA                     2259  21ST ST               ASTORIA                NY       11105        P
6015494666            MILLION                     7  QUAIL HOLLOW DR          ARDEN                  NC       28704        P
6015763649            GLOVER                      3850  LYMAN ROAD            OAKLAND                CA       94602        P
6018148095            HELLER                      9875  WILFORD WAY           GILROY                 CA       95020        P
6018660297            WERNER                      1207  KIEFER WOODS CI       BALLWIN                MO       63021        P
6019196044            SMITH                       217S LEE ST                 ALEXANDRIA             VA       22314        P
6022352816            JAARAH                      97  GRAND AVE               STATEN ISLA            NY       10301        P
6023295758            MALLOY                      639  WEST MELROSE #1        CHICAGO                IL       60657        P
6024121359            YEE                         28  CYMBIDIUM CIRC          SOUTH SAN F            CA       94080        P
6031095133            UNGERLEIDER                 22  BAYSIDE DR              ATLANTIC HI            NJ       07716        P
6033816676            GOTTLIEB                    16  BEVERLY RD              GREAT NECK             NY       11021        P
6039310609            HARDY                       1923  SELBY AVE             LOS ANGELES            CA       90025        P
6041959724            CUNNINGHAM                  1423  36TH STREET NW        WASHINGTON             DC       20007        P
6043519195            BOSCHERT                    8124  PARKVIEW DRIVE        PARKVILLE              MO       64152        P
6047409054            CHIROQUE                    655  GOLD RUSH CIRCL        BONITA                 CA       91902        P
6052482525            BUTCHER                     1001  44TH ST               SACRAMENTO             CA       95819        P
6060102305            HAJI                        514  63RD ST                OAKLAND                CA       94609        P
6063660721            KAUPP                       185  SWEETWATER LANE        BEN LOMOND             CA       95005        P
6067150240            BRUHN                       8560  QUEENSWAY, UNIT       MYRTLE BEAC            SC       29572        S
6068609202            CHANG                       604  S. POKEBERRY PL        JACKSONVILL            FL       32259        P
6074070365            NIKORA                      437  CAMILLE CIRCLE         SAN JOSE               CA       95134        P
6076009627            MCKAY                       6434  RIO GRANDE BLVD       ALBUQUERQUE            NM       87107        P
6078908941            ARANA                       3181  LEGAREVILLE ROA       CHARLESTON             SC       29455        P
6081591684            EVANS                       830  POWERS LAKE DR         ATLANTA                GA       30327        P
6091436284            EXON                        3554  AMER WAY              EL DORADO H            CA       95762        P
6092236246            BASTARACHE                  489  CHIEF JUSTICE C        COHASSET               MA       02025        P
6093919212            SHARMA                      1390  ASHLEY LANE           ADDISON                IL       60101        P
6093953047            FALLON                      108  KINGFISHER DR          PONTE VEDRA            FL       32082        P
6095479694            WONG                        531  GRAFTON AVE            SAN FRANCIS            CA       94112        P
6096241572            DELEMOS                     5964  CAMPUS CT             PLANO                  TX       75093        P
6096511156            SMITH                       982  SHADOW LANE            MOUNT JULIE            TN       37122        P
6098750695            XU                          114  LAVONNE DR             CAMPBELL               CA       95008        P
6098939124            LOZANO                      10922  PEMBROKE DR          SANTA ANA A            CA       92705        P
6100639068            SCHOPPE                     4429  UNIVERSITY BLVD       DALLAS                 TX       75205        P
6102263255            WOODS                       4051  HOLCOMB CREEK D       BUFORD                 GA       30519        P
6108592624            KELLY                       25402E 103RD ST             LEES SUMMIT            MO       64086        P
6108962298            HAHN                        39800  LONDON CT            NORTHVILLE             MI       48167        P
6112114803            HUGHES                      1912  WINDSOR HUNT CT       VIENNA                 VA       22182        P
6112359127            CASPER                      1222  TABBY DR              FOLLY BEACH            SC       29439        P
6118832465            LITKE                       16  LANGEREIS DR            RAMAPO                 NY       10952        P
6125199114            PLASMAN                     64  LAUREL CREST RO         MADISON                CT       06443        P
6127933494            SIK                         2830  MADIGAN CT            CONCORD                CA       94518        P
6130318584            BIXBY                       180  PEAR CREEK LANE        SANTA CRUZ             CA       95065        P
6132784973            MASON                       1203  NICHOL LANE           NASHVILLE              TN       37205        P
6135611918            ZIERDT                      320N WHITE COTTAGE R        ANGWIN                 CA       94508        I
6137603657            EHUDIN                      7  RED ROOF DR              RYE BROOK              NY       10573        P
6146406639            BUDENHOLZER                 9107  TRUMAN ST             SAN DIEGO              CA       92129        P
6147356270            ROSEN                       3212  NAVY DR               OAK HILL               VA       20171        P
6151450829            KOSOW                       ONE  HUNTINGTON AVE         BOSTON                 MA       02116        P
6153380446            BALDREE                     80  SILVERVIEW DR           SAN FRANCIS            CA       94124        P
6154304205            BETESH                      1706E 27TH ST               BROOKLYN               NY       11229        P
6154758939            GEE                         4486  STONE CANYON CO       CONCORD                CA       94521        P
6155997288            BEAL                        3201  LEGENDARIO            SAN CLEMENT            CA       92673        P
6156481951            UTZ                         14736  BERRY WAY            SAN JOSE AR            CA       95124        P
6156669423            BURKE                       149  GASTON ST              MEDFORD                MA       02155        P
6159536124            BARNUM                      1  MANDRAKE WAY             IRVINE                 CA       92612        P
6160614365            TAM                         3379  HOLDERMAN DR          SAN JOSE               CA       95148        P
6164044866            KRISMAN                     905  SWEETBRIAR DR          CAMPBELL UN            CA       95008        P
6164791144            THORNE                      16  SANTA ANA AVE           SANTA BARBA            CA       93111        S
6165495711            NILSON                      75  POINTE SOUTH TR         BLUFFTON               SC       29910        P
6165820595            CHOW                        13581  ONKAYHA CIRCLE       IRVINE                 CA       92620        P
6168582523            TONG                        25  BROOKSIDE AVE           SANTA CLARA            CA       95117        P
6169662720            WEBB                        124  COLTON AVE             SAN CARLOS             CA       94070        P
6173385771            SMITH                       3017  HOLYROOD DR           OAKLAND                CA       94611        P
6174711587            HARTMAN                     22  SYCAMORE CANYON         RANCHO SANT            CA       92679        P
6176571658            BELL                        2141  WARD ST               BERKELEY               CA       94705        P
6184826250            PHILIPSON                   1836  59TH ST               BROOKLYN               NY       11204        P
6187906844            DIAZ                        5417  LODI ST               SAN DIEGO              CA       92117        P
6188124504            HEDIN                       57  SANTA MARIA DR          HILTON HEAD            SC       29926        P
6194488588            HARDIN                      26252SEKELSO RD             BORING                 OR       97009        P
6194607153            YOSTPILLE                   348  MIDDLESEX RD           DARIEN                 CT       06820        P
6195881831            NITSAN                      32  CHANCELLOR PL           OAKLAND                CA       94705        P
6197279646            BLANEY                      532  WASHINGTONIA DR        SAN MARCOS             CA       92078        P
6197482117            CASTILLO                    2586  GLEN HAIG WAY         SAN JOSE               CA       95148        P
6200479670            GRANT                       1  SENTER DRIVE             BROOKLINE              NH       03033        P
6200918735            MENSEL                      26  WASHINGTON PARK         NASHVILLE A            TN       37205        P
6201016984            NOONAN                      25554  SE 41ST CT           ISSAQUAH               WA       98029        P
6202683113            MARTINEZ                    1944  JONATHAN AVE          SAN JOSE               CA       95125        P
6206935493            LEHRFELD                    2914  JOYCE LANE            MERRICK                NY       11566        P
6207403715            RUHLMAN                     2652  WOODLEY PL            WASHINGTON             DC       20002        P
6207761260            KYRIACOU                    1415  WICKENBY CT           DUNWOODY               GA       30338        P
6210485550            MACHT                       55  PINE TERR               TIBURON                CA       94920        P
6212445271            TEMPEL                      17533  RADCLIFFE PL         WILDWOOD               MO       63025        P
6217601787            DEPAOLI                     281  PIEDMONT AVE           PACIFICA               CA       94044        P
6218299060            BROCKWAY                    1415  EDGEHILL PLACE        PASADENA               CA       91103        P
6218641725            HALPERN                     18672  BUENA VISTA AVE      YORBA LINDA            CA       92886        P
6222741735            BURGER                      14  THE HAMLET              PELHAM MANO            NY       10803        P
6224625522            TARBERT                     6140S CATHAY CT             AURORA                 CO       80016        P
6224780178            BORRON                      33  CONCORD AVE             LARCHMONT              NY       10538        P
6226595202            ALCANTARA                   5906  LANTANA WAY           SAN RAMON U            CA       94583        P
6226613831            PRENTICE                    1930  FAIRMONT DR           REDLANDS               CA       92373        P
6226974423            LYNN JR.                    6928  205TH STREET SE       SNOHOMISH              WA       98296        P
6228465115            MATSUMOTO                   1205  SWINGING GATE C       SAN JOSE               CA       95120        P
6230465244            HUANG                       2609  MARTINEZ DRIVE        BURLINGAME             CA       94010        P
6230552090            RAPHAEL                     80  DIMOND AVE              CORTLANDT M            NY       10567        P
6231789584            LEWIS                       2905  28TH STREET NW        WASHINGTON             DC       20008        P
6234422811            MANNO                       431  CORRAL DE TIERR        SALINAS                CA       93908        P
6235681753            BRION                       616N CROFT AVE              WEST HOLLYW            CA       90048        P
6238671090            DAVIS                       963  EVELYN AVE             ALBANY                 CA       94706        P
6240827532            CAO                         13467  GRAY VALLEY CT       CENTREVILLE            VA       20120        P
6241046256            BRIONES                     66  ENDLESS VISTA           ALISO VIEJO            CA       92656        P
6241268165            LITTLE                      1110  PETERSEN DR           GILROY                 CA       95020        P
6243211346            SILVA                       34467  BACON PL             FREMONT                CA       94555        P
6246055450            RANGEL                      2944  ROSSMORE CT           SAN JOSE               CA       95112        P
6247826388            MOLLOY                      108  BARNSTABLE CT          MOORESVILLE            NC       28117        P
6250334445            PRESTON                     935  WOODLEIGH COVE         OAKLAND                MO       63122        P
6251389984            GOSS                        1  CAMEO DR                 NORTHAMPTON            PA       18954        P
6253897059            BREWSTER                    15  JOCELYN PLACE           WALNUT CREE            CA       94596        P
6254208199            MORRILL                     2558S SAINT PAUL ST         DENVER                 CO       80210        P
6255094390            LEHR, JR.                   269  RUNNING WATER C        MAPLE GLEN             PA       19002        P
6255698091            ZASLAVSKY                   8  HARMONY ROAD             WARREN                 NJ       07059        P
6256071645            PESSO                       840  NATIVE SONS RD         PESCADERO              CA       94060        P
6257806361            RUPP                        331  MONTE VISTA ROA        ARCADIA                CA       91007        P
6259752712            LE                          1603  ORLEANS DR            SAN JOSE               CA       95122        P
6261907429            TAOYAMA                     514  MYRA WAY               SAN FRANCIS            CA       94127        P
6262192583            O'BRIEN                     44276  HAZEL CANYON LA      PALM DESERT            CA       92260        P
6264928117            MANCIA                      1208  SAGE HILL CT          COOL UNINCO            CA       95614        P
6269723760            TUCKER                      16725NE160TH STREET         WOODINVILLE            WA       98072        P
6271379106            BRINDLE                     555  CRAGMONT AVE           BERKELEY               CA       94708        P
6271547975            COROLLA                     5204  ARLINGTON ROAD        PALMETTO               FL       34221        S
6278120461            DANEKE                      2805  BRISTOL LANE          LODI                   CA       95242        P
6279134792            MASTRACCO                   507  MATOAKA ROAD           RICHMOND               VA       23226        P
6284485684            REICHLE                     224  SCENIC AVE             PIEDMONT               CA       94611        P
6285309990            ROBBINS                     4020  AMPUDIA ST            SAN DIEGO              CA       92110        P
6287145236            STAMAS                      2301  PROVIDENCE ROAD       CHARLOTTE              NC       28211        P
6288605030            MILLSTEIN                   4053  41ST STREET NOR       MC LEAN                VA       22101        P
6290164224            ISAKOV                      112  82ND RD                JAMAICA                NY       11415        P
6291974134            ARLINGTON                   6773  DEL PLAYA DR          GOLETA                 CA       93117        I
6292759419            NEWHOUSE                    835E DURANT AVE             ASPEN                  CO       81611        S
6296974030            CARDOZA                     3706  HIGHLAND CT           LAFAYETTE              CA       94549        P
6297030873            DIDONATO                    656  BANKS ST               SAN FRANCIS            CA       94110        P
6297847540            FAGANS                      4  COUNTRY CLUB RD          ACTON                  MA       01720        P
6301322126            MASSIH                      927  PARDEE ST              BERKELEY               CA       94710        I
6302055394            WHIDDEN                     17085  LINDA MESA DR        MORGAN HILL            CA       95037        P
6303424367            SCHULZ                      91  SHERMAN ST              CAMBRIDGE              MA       02140        P
6307616992            MOWBRAY                     380  9TH ST                 BROOKLYN               NY       11215        P
6308076840            OLIVARES                    4121  HUCKLEBERRY DR        CONCORD                CA       94521        P
6312480665            WANG                        822  LYNNMERE DR            THOUSAND OA            CA       91360        P
6312859421            CHENEY                      943  NORTHRUP ST            SAN JOSE               CA       95126        P
6314330173            ZIAZADEH                    12917NE28TH ST              BELLEVUE               WA       98005        S
6314385508            VALLECILLO                  4853  58TH PL               WOODSIDE               NY       11377        P
6315076205            KOFFLER                     1933  HULL ROAD             VIENNA                 VA       22182        P
6325279146            PEARCE                      601  POINSETTIA AVE         SAN MATEO              CA       94403        P
6326702419            OLIVER                      5900  SACRAMENTO AVE        RICHMOND               CA       94804        P
6327576671            SCREEN                      89  HILLTOP DR              SAN CARLOS             CA       94070        P
6330487460            KRAGALOTT                   955  FASSLER AVE            PACIFICA               CA       94044        P
6335622806            MARTELLO                    15435  SNOWHILL LANE        CENTREVILLE            VA       20120        P
6337488719            TILMAN                      1825  HOMESTEAD AVE         ATLANTA                GA       30306        P
6340165643            SOLBERG                     15596NWAVOCET ST            ANDOVER                MN       55304        P
6344208316            BREMER                      3381  MCLAUGHLIN AVE        LOS ANGELES            CA       90066        P
6345136524            MAR                         9810  DESERT MOUNTAIN       ALBUQUERQUE            NM       87122        P
6348579068            EDDY                        3269NW60TH STREET           BOCA RATON             FL       33496        P
6349005055            PINKERTON                   371  MINDANAO DR            REDWOOD CIT            CA       94065        P
6350139546            NGUYEN                      4360  LADNER ST             FREMONT                CA       94538        P
6351407348            ALMARAZ                     1607  PORT CHARLES PL       NEWPORT BEA            CA       92660        P
6357466173            SMET                        702  MARLITA STREET         HERMOSA BEA            CA       90254        P
6357965489            DEES, JR.                   11  MERLIN AVE              ALISO VIEJO            CA       92656        P
6358233663            VINAL                       721  RIDGE ROAD             SANTA CLARA            CA       95051        P
6358564331            SHAFER                      4  SHADOW LANE              PENNSBURY T            PA       19317        P
6359570741            LESLIE, JR.                 75  ENDLESS VISTA           ALISO VIEJO            CA       92656        P
6360386038            HAVLICK III                 2754  COLLEEN DR            CANYON LAKE            TX       78133        S
6363249043            WHITE                       2898  NEW JERSEY AVE        SAN JOSE               CA       95124        P
6364016227            BAKER                       231  BALCETA CT             DANVILLE               CA       94526        P
6366239074            SLATTERY                    7  BRADBURY HILLS           BRADBURY               CA       91010        P
6368623085            YEE                         1531  23RD AVE              SAN FRANCIS            CA       94122        P
6370360783            DEL ROSARIO                 1404  KAMINAKA DR           HONOLULU               HI       96816        P
6371043909            SOFOS                       9145  THE LANE              NAPLES                 FL       34109        P
6371416378            LIPSKY                      977  MARCEL ROAD            BALDWIN                NY       11510        P
6380050937            HOLFORD                     1513  S ST                  WASHINGTON             DC       20009        P
6380082153            KUYKENDALL                  4118  BURNEY DR             AUSTIN                 TX       78731        P
6380433869            NEELEY                      1700  HIGHLAND MEADOW       PROSPER                TX       75078        P
6380478674            MEJIA                       5422  VAN FLEET AVE         RICHMOND               CA       94804        P
6381454393            CAMPAGNONE                  49  BRENTWOOD ROAD          TEWKSBURY              MA       01876        P
6383191670            GALVEZ                      4586  SPANISH OAKS DR       SAN LUIS OB            CA       93401        P
6383221949            PARTHASARATHY               618  PRINCETON DR           SUNNYVALE              CA       94087        P
6385093890            ROBLES                      1043  MCCALL DR             CORONA                 CA       92881        P
6385454928            BARRON, JR.                 106  CHAPMAN AVENUE         SOUTH SAN F            CA       94080        P
6387296996            LEON CAMACHO                843  VENTURA AVE            LIVERMORE              CA       94550        P
6387743385            GRAHAM                      13633  POINT LAKEVIEW       LOWER LAKE             CA       95457        P
6390341300            FLANAGAN                    2816  RUSTIC MANOR CT       GLENWOOD               MD       21738        P
6395546408            JACOB                       7206  CHESTNUT ST           CHEVY CHASE            MD       20815        P
6396762418            CHETKO                      107  SPRING CREEK LA        WINTER SPRI            FL       32708        P
6396921121            CAZACU                      12104  ORCHARD VIEW RO      GAITHERSBUR            MD       20878        P
6399483657            MUINA                       14011SW97 AVE               MIAMI                  FL       33176        P
6400210099            RUUD                        13736  EDELWEISS PL         TRUCKEE                CA       96161        S
6400843576            RAZZAK                      3326  102ND ST              CORONA                 NY       11368        P
6402574534            SCOTT                       210  COLDBROOK ROAD         GLASTONBURY            CT       06073        P
6406273810            DODSON                      452  SADDLE TRAIL           THOUSAND OA            CA       91360        P
6407056768            SANCHEZ                     9  PORTO CERVO DR           DANA POINT             CA       92629        P
6409510846            FATAYERJI                   12611  FOOTMAN LANE         POWAY                  CA       92064        P
6409746879            MACOMBER                    26  ANTHEM CREEK CI         HENDERSON              NV       89052        P
6409859383            STIEDLER                    1002  FLEMMING ST           KEY WEST               FL       33040        P
6412600733            ARELLANO                    232  CUESTA DR              SOUTH SAN F            CA       94080        P
6415161642            LEE                         5741  CLEMATIS DR           SAN JOSE               CA       95124        P
6417406078            LOHRENTZ                    1151W CASOLAR DR            VAIL                   CO       81657        S
6419429698            QUINN                       812  KNOLLWOOD DR           AUSTIN                 TX       78746        P
6420149640            REICH                       1803  MADISON AVE           GREENSBORO             NC       27403        P
6420907831            BILODEAU                    3776  FERNCROFT WAY         DUBLIN                 CA       94568        P
6421094472            BACHARACH                   700  SWAMP ROAD             WRIGHTSTOWN            PA       18940        P
6422950946            ADAMS                       33121  ACAPULCO DR          DANA POINT             CA       92629        P
6423341855            SCHERE                      1001  GENTER ST             LA JOLLA               CA       92037        P
6427191223            DICKEY                      725  GREENVIEW TERRA        ALPHARETTA             GA       30004        P
6427423568            DEGORICIJA                  5799  CHANDLER CT           SAN JOSE               CA       95123        P
6430752045            SWARTZ                      2230  CALIFORNIA ST N       WASHINGTON             DC       20008        P
6431519443            WALKER                      4875  LAURIE MICHELLE       SAN ANTONIO            TX       78261        P
6441757074            FRANCOEUR                   6230  BLOSSOM AVE           SAN JOSE               CA       95123        P
6443069015            WAYS                        1105  WESTOVER RD           CHRISTIANA             DE       19807        P
6446812817            PETERSON-MATTEI             2635  LA SALLE WAY          SAN JOSE               CA       95130        P
6450089807            MCARVER, III                1012W 70 ST                 KANSAS CITY            MO       64113        P
6450438434            STROM                       23811  SALVADOR BAY         DANA POINT             CA       92629        P
6454508844            RAGO                        1900  WILLOW ROAD           HILLSBOROUG            CA       94010        P
6462437234            BUSH                        2448  NORTH LAWNDALE        EVANSTON               IL       60201        P
6463365061            MANDEL                      615  27TH AVE               SAN FRANCIS            CA       94121        P
6463690385            SCHWEINITZER                2382  VISTA VALLEY LA       VISTA                  CA       92084        P
6465166145            MASOULEH                    6734  HARTWOOD LANE         CENTREVILLE            VA       20121        P
6467240286            GLAZNER                     2455  RANGE VIEW CT         RENO                   NV       89509        P
6467271802            NANDRA                      3296  CASA GRANDE DR        SAN RAMON              CA       94583        P
6467273790            WINTER                      912  CERRITO ST             ALBANY                 CA       94706        P
6468401192            SUNDARRAM                   16  MADRONA ST              SAN CARLOS             CA       94070        P
6468898496            POWELL                      1169  CHERRYVIEW LANE       SAN JOSE               CA       95118        P
6470454825            DESROCHES                   90  YALE TERRACE            BLAUVELT               NY       10913        P
6470983716            MARTZ                       4122  FESSENDEN STREE       WASHINGTON             DC       20015        P
6471380466            CURRAN                      2433  LORENTZ PLACE N       SEATTLE                WA       98109        P
6474249627            THEOBALD                    2211  BLUFFS CT             LIVERMORE              CA       94550        P
6476017980            ORGAN                       362  CHINOOK CIRC           LAKE MARY              FL       32746        P
6477345810            NOWOSIELSKI                 56675  MT. VERNON           SHELBY TWP             MI       48316        P
6479107648            BROCKSTEDT                  88  KINGS CREEK CIR         REHOBOTH               DE       19971        P
6480478277            TOBIAS                      306  SENTER ROAD            SAN JOSE               CA       95111        I
6480925673            ORTIZ                       7440  WREN AVE              GILROY                 CA       95020        P
6482267363            RUPPRECHT                   856  PARK AVE               MOSS BEACH             CA       94038        P
6484674574            BRISSON                     466  LOYOLA WAY             LIVERMORE              CA       94550        P
6485037342            SEROY                       1124  SILVERHILL CT         LAFAYETTE              CA       94549        P
6486559377            GOVINDARAJAN                4508  NOROCCO CIRCLE        FREMONT                CA       94555        P
6487125913            KATZ                        1604  BAYONNE DR            LAS VEGAS              NV       89134        P
6488366201            PLATT                       9640  EAST BEXHILL DR       KENSINGTON             MD       20895        P
6492022717            PECKHAM                     8255  RANCHO REAL           GILROY                 CA       95020        P
6492639148            NEWMAN                      2900  WILD TURKEY RUN       SANTA ROSA             CA       95404        P
6496454908            LEE                         9013  SERRANT CT            BAKERSFIELD            CA       93311        P
6497794864            BAXTER                      15  LONE MOUNTAIN C         PACIFICA               CA       94044        P
6498223178            LANDY                       68  STRATFORD ROAD          KENSINGTON             CA       94707        S
6498798187            CRUMBAUGH                   196  CORLISS DR             MORAGA                 CA       94556        P
6501099748            XITCO                       753  MISSION CREEK D        PALM DESERT            CA       92211        S
6505509478            TOSO                        1761  KING ST               SANTA CRUZ             CA       95060        P
6506339156            MUTZIG                      46900  FOXSTONE PL          STERLING               VA       20165        P
6508328546            GALLAGHER                   3924  HANLY ROAD            OAKLAND                CA       94602        P
6508420863            KINKENNON                   5735  PEPPERRIDGE PL        CONCORD                CA       94521        P
6509820723            MERRILL                     12  ALICANTE                COTO DE CAZ            CA       92679        P
6510519207            GARIBALDI                   12000  COLT DR              SUTTER CREE            CA       95685        P
6510763151            DEMARCO                     128  BERESFORD CREEK        CHARLESTON             SC       29492        P
6511277102            MAGNUS                      808  GARFIELD DR            PETALUMA               CA       94954        S
6516707863            CHAN                        746  38TH AVE               SAN FRANCIS            CA       94121        P
6517597214            SYED                        4  JESTER CT                DIX HILLS              NY       11746        P
6519559592            SUH                         30206  AVENIDA DE CALM      RANCHO PALO            CA       90275        P
6522745394            AUSTIN                      4506  OAK DR                EDINA                  MN       55424        P
6523542295            TUTTLE                      26595  MASIDE               MISSION VIE            CA       92692        P
6524740781            PERESICH                    2015  BAYSIDE DRIVE         BILOXI                 MS       39532        P
6525143142            MAYES                       9214  CHRISTOPHER ST        FAIRFAX                VA       22031        P
6529090604            HARDWICK                    46  VAN WYCK DR             WEST WINDSO            NJ       08550        P
6534694317            GUZMAN                      15  CORDOVA ST              SAN FRANCIS            CA       94112        P
6537719673            TROOP                       24444  MALIBU RD            MALIBU                 CA       90265        P
6541846314            DANAY                       200  TAYLOR ST              CENTERPORT             NY       11721        P
6545601277            BELLENGER                   19  REGALO DR               MISSION VIE            CA       92692        P
6546176808            STRAFACE                    2104  WATERCREST CT         KELLER                 TX       76248        P
6547821691            RUSSELL                     395  KINDERKAMACK RD        HILLSDALE              NJ       07642        P
6548641296            LEONI                       10414  OVERHILL DR.         BRIGHTON               MI       48114        P
6549193420            LAUCKHART                   44475  CLUBHOUSE DR         EL MACERO              CA       95618        P
6550376906            WANSTRATH                   58  PARK MANOR DRIV         DALY CITY              CA       94015        P
6552604545            BHATT                       3405  HASKINS DR            BELMONT                CA       94002        P
6555168605            WILLIAMS                    151  JUNE RD                STAMFORD               CT       06903        P
6558180706            CONE                        4125  POINSETTIA DR         ST PETERSBU            FL       33706        P
6558309982            SHAUNESSY                   1  TREETOP LANE             DUXBURY                MA       02332        P
6562894979            LEEDS                       13650SW 40TH ST             DAVIE                  FL       33330        P
6563209045            SCHAEFER                    1  GALLISON AVE             MARBLEHEAD             MA       01945        P
6563960019            COTMAN                      3848  CARNAVON WAY          LOS ANGELES            CA       90027        P
6567305385            MCINTYRE                    10960N HONEYBEE PL          ORO VALLEY             AZ       85737        P
6568705245            TABB                        1003  SAMPLERS WAY          POTOMAC                MD       20854        P
6570057338            ZOHAR                       9850  BIANCA AVE            LA(NORTHRID            CA       91325        P
6571892113            SMITH                       15017  EAGLERISE DR         LITHIA                 FL       33547        P
6576237538            CHERNACK                    2222  GREENFIELD AVE        LOS ANGELES            CA       90064        P
6579752814            GRIFFING                    13012  AVENIDA GRANADA      POWAY                  CA       92064        P
6580044474            MAUSETH                     951  MEDIO RD               SANTA BARBA            CA       93103        P
6582759848            IBARROLA                    140  SUMMER HILL LAN        FAIRVIEW               TX       75069        P
6583034845            CLARK                       5  GALLENWOL CT             GREENSBORO             NC       27405        P
6587511806            FONTAINE                    2917  BELLEVUE TERRAC       WASHINGTON             DC       20016        P
6590281066            DOMINEAU                    72  ALLERTON RD             MILTON                 MA       02186        P
6591149486            JOHNSON                     715  MCKINLEY ST            VIENNA AREA            VA       22180        P
6593016402            HACHLER                     1111  SIERRA PL             EDMONDS                WA       98020        P
6593975094            KAPLAN                      3025  CASTRO ST             SAN FRANCIS            CA       94131        P
6594641893            PIAZZA                      4005  BRAMBLETYE CT         GREENSBORO             NC       27407        P
6597689428            HONG DO                     5324  HARWOOD ROAD          SAN JOSE               CA       95124        P
6598141577            ORTIZ                       9  CONCORD AVE              BETHPAGE               NY       11714        P
6602600907            PELUSO III                  105  HOLCOMBE HILL C        ALPHARETTA             GA       30004        P
6604235272            HOLDEN                      3962  HUMBOLDT DR           HUNTINGTON             CA       92649        S
6609523011            KAPULICA                    2933  2935 IRVING ST        SAN FRANCIS            CA       94122        P
6610507987            SEGALL                      655  CALIFORNIA ST          MOUNTAIN VI            CA       94041        P
6611534790            MAGSANAY                    3054  ROSSMORE WAY          SAN JOSE               CA       95148        P
6612534559            TRUMAN                      355  CHERRY HILL ROA        MOUNTAINSID            NJ       07092        P
6613261418            WOLFF                       13581  41ST AVENUE NE       SEATTLE                WA       98125        P
6614653118            KUBICHAR                    5111  FOUNTAINHEAD DR       BRENTWOOD A            TN       37027        P
6617524753            RETHANS                     915  LAUREL AVE             SAN MATEO              CA       94401        P
6618562828            SADLOWSKI                   10375  HIGH FALLS CIRC      ALPHARETTA             GA       30022        P
6620302023            SCHIANO                     102  GANNET LANE            DUCK                   NC       27949        S
6620870946            KERSCHER                    4350  LAKEVIEW AVE          YORBA LINDA            CA       92886        P
6622548482            QUINONEZ DIAZ               1638  DIXIE DR              SAN JOSE               CA       95148        P
6622943857            WOODS                       24792  HENDON STR           LAGUNA HILL            CA       92653        P
6629071876            SIMPSON                     4731N BEACON ST             CHICAGO                IL       60640        P
6629688190            REYES                       5752  SPRY COMMON           FREMONT                CA       94538        P
6629799906            GREENBERG                   11107SW78 AVE               PINECREST              FL       33156        P
6630343587            MAHMUD                      5513  WILLOW VALLEY R       CLIFTON                VA       20124        P
6630439815            OHANIAN                     1976  FAIRVIEW              HOUSTON                TX       77019        P
6633311078            FARHART                     24911  PARVIEW CIRCLE       SAN ANTONIO            TX       78258        P
6633954901            RICE                        2639  110TH AVENUE NE       BELLEVUE               WA       98004        P
6634644055            HICKS JR.                   324  KENWOOD DR             LEXINGTON              SC       29072        P
6637517761            VANDERLIP                   1410  LIDO WAY              SANTA CRUZ             CA       95062        S
6648742671            LANSER                      2  PALM GROVE CT            SAVANNAH               GA       31410        P
6648869839            PRESTON                     1020  SHADOW BROOK DR       SAN JOSE               CA       95120        P
6651218809            DREES                       130S 15TH STREET            SAN JOSE               CA       95112        P
6652711497            JARRARD                     3042  BRIGHTWOOD LANE       MARIETTA               GA       30067        P
6654518015            JONES                       1252  COLONY WAY            PALM SPRING            CA       92262        P
6654559514            PORTNOY                     61  HARBOUR WAY             BAL HARBOUR            FL       33154        P
6657822018            LAM                         6999  BARRY HILL ROAD       BRYANS ROAD            MD       20616        P
6659815382            WIGGER                      5208  MYRTLE COVE           HOLLYWOOD              SC       29449        P
6659970781            BIERNAT                     671  WELLINGTON DR          SAN CARLOS             CA       94070        P
6662356549            LALIME                      137  PARTRICK AVE           NORWALK                CT       06851        P
6665017940            WON                         74  ROCKAWAY AVE            SAN FRANCIS            CA       94127        P
6667028549            DAVIDSON                    1458   WEST STAFFORD        EAGLE                  ID       83616        P
6667420779            BARTON                      739  STANLEY AVE            LONG BEACH             CA       90804        P
6669916923            PREGGER                     1951  WEST 230TH STRE       TORRANCE               CA       90501        P
6670432456            LI                          3643  DARWIN DR             FREMONT                CA       94555        P
6671440482            VANDERVOORT                 290  PARK DR                BEN LOMOND             CA       95005        P
6676394874            BUSCH                       164  DIAMOND ST             SAN FRANCIS            CA       94114        P
6677676147            COLLINS                     7  DELANO AVE               SAN FRANCIS            CA       94112        P
6678323418            GURNEY                      777  MOULTRIE ST            SAN FRANCIS            CA       94110        P
6680465660            CHAVEZ                      34230  WHITEHEAD LANE       FREMONT                CA       94555        P
6680631972            ASBILL                      3530  RIDGECREST DR         CARLSBAD               CA       92008        P
6680813281            BASCIANO                    11  HARRIS LANE             HARRISON               NY       10528        P
6682752768            JANULIS                     3812  GLEN ARBOR CT         ATLANTA                GA       30319        P
6685535293            CHOI                        3488  GLENPROSEN CT         SAN JOSE               CA       95148        P
6686207728            STACEY                      4421  FARADAY PLACE,        WASHINGTON             DC       20016        P
6686317170            CHOI                        22622SE47TH CT              ISSAQUAH               WA       98029        P
6686568483            CHURCHILL                   21  LYNNFIELD               IRVINE                 CA       92620        P
6688515920            RAFFAELE                    13301SW104 AVE              MIAMI                  FL       33176        P
6691191651            ODOM                        55104  PINEY DR             BETHANY BEA            DE       19930        S
6691834854            SUN                         15507  DRIFTWOOD OAK C      HOUSTON                TX       77059        P
6693716414            SELSMAN                     115  NORWOOD ST             SHARON                 MA       02067        P
6697347042            RINGO                       3300  MCKINLEY POINT        DACULA                 GA       30019        P
6699219942            PATRICK                     32  HICKORY LANE            LITTLE SILV            NJ       07739        P
6701482199            MCKASKLE                    725  JADECREST CT           SAN RAMON              CA       94583        P
6702361129            STANSBURY                   18111E IDA PL               AURORA                 CO       80015        P
6702385433            PISARSKA                    3785  WRIGHT PL             PALO ALTO              CA       94306        P
6705521703            GIORGI                      324  HOLYOKE ST             SAN FRANCIS            CA       94134        P
6705742697            BLOOM                       1291  MOUNTAIN ROAD         CHARLOTTESV            VA       22901        P
6706538409            GRAY                        6248  BUENA VISTA AVE       OAKLAND                CA       94618        P
6708631988            HANCOCK                     18428  LANIER ISLAND S      LEESBURG               VA       20176        P
6710551174            GUGLIELMO                   1451  ODELL ST              WANTAGH                NY       11793        P
6711109527            ELLIS                       1656  HALAMA ST             KIHEI                  HI       96753        P
6711265113            DOOLEY                      2500  70TH AVENUE SOU       ST PETERSBU            FL       33712        P
6712483582            BUCK                        506E EVELYN AVE             SUNNYVALE              CA       94086        P
6712517165            HILL                        722  FOX CHASE ROAD         WIRTZ                  VA       24184        P
6717646944            DOSS                        301N FAIRWAY CIRCLE         WASHINGTON             UT       84780        P
6718364760            IAMS                        38470  SNICKERSVILLE R      MIDDLEBURG             VA       20117        P
6718369488            PALANDJIAN                  18  UNCATENA RD             FALMOUTH               MA       02540        S
6719965961            BLOCKI                      1653  MORNINGVIEW DR        YORKTOWN HE            NY       10598        P
6722009641            BANOV                       1008  FAIRWAY ESTATES       ATLANTA                GA       30319        P
6726390914            GOHAR                       11680  MONTANA AVE          LOS ANGELES            CA       90049        P
6726543363            BELMUTH                     1152  CRYSTAL DRIVE         PALM BEACH             FL       33418        P
6726715482            WOOD                        9305  SNOWHILL ESTATE       LAUREL                 MD       20708        P
6728624294            COPELAND DEVANE             4616NWBLAGDEN TERRACE       WASHINGTON             DC       20011        P
6729617255            SINGH                       3050  GRAND CAYMAN DR       EUGENE                 OR       97408        P
6729831203            GOSSELIN                    484  LINDEN ST              LAGUNA BEAC            CA       92651        P
6731196561            KUMAR                       7822  CAYUGA AVE            BETHESDA               MD       20817        P
6735715085            AKERS                       23346  NE 29TH PL           REDMOND                WA       98053        P
6738599999            BEASON                      1150  BUTTERNUT WAY         CONCORD                CA       94521        P
6740432262            OTTEN                       20  BENT RD                 SUDBURY                MA       01776        P
6747592894            MOKHTARI                    1805  1807 6TH ST           BERKELEY               CA       94710        P
6748679542            HAUGLAND                    6650  DUNNVILLE WAY         HOLLISTER              CA       95023        P
6752099488            CABLE                       1224  FALLSMEAD WAY         POTOMAC                MD       20854        P
6753046694            KHODADOOST                  630  GOLD VALLEY PAS        CANTON AREA            GA       30114        P
6753902961            AINSWORTH                   299  BEGIER AVE             SAN LEANDRO            CA       94577        P
6756248479            MEGLIO                      2617  GOLDPINE CT           ANTIOCH                CA       94509        P
6757505323            SCHUBERT                    30W HAMILTON PL             JERSEY CITY            NJ       07305        P
6757953689            URNESS                      4207  SNEED ROAD            NASHVILLE A            TN       37215        P
6760821337            HANSON                      632  634 HAYES ST           SAN FRANCIS            CA       94102        P
6761916516            LOWE                        401  CRESCENT AVE           SUNNYVALE              CA       94087        P
6764026644            WITTE                       3248  VISTA DIEGO ROA       JAMUL                  CA       91935        P
6765640831            MAIER                       14  ADAM TAYLOR RD          STERLING               MA       01564        P
6768285709            MAYA                        1532  VICTORIA ISLE W       WESTON                 FL       33327        P
6768626688            KUMLER                      73  FAYETTE ST              CAMBRIDGE              MA       02138        P
6769184257            THORNTON                    1308  MONTERO AVE           BURLINGAME             CA       94010        P
6771876551            BEARDSLEY                   3301  MONUMENT AVE          RICHMOND               VA       23221        P
6773100349            NG                          1247  BRUSSELS ST           SAN FRANCIS            CA       94134        P
6776299056            GULICK                      433  TUDOR WAY              SALINAS                CA       93906        P
6778976586            BROOKE                      2819  PUESTA DEL SOL        SANTA BARBA            CA       93105        P
6781834111            DANIEL                      220  ROCKWOOD DR            SOUTH SAN F            CA       94080        P
6782384306            DEROCHE                     17153  RAYEN ST             LA(NORTHRID            CA       91325        P
6782490178            MULLEN                      731  TWIN BRIDGE DR         WAYNE                  PA       19087        P
6783421388            PAPOV,JR                    59  WASHINGTON RIDG         NEW MILFORD            CT       06776        P
6783673426            FEASEL                      6064  SABAL CROSSING        PORT ORANGE            FL       32124        P
6785609949            GRASSO                      101  PINE ST                ROCKVILLE C            NY       11570        P
6786740123            COURSEY                     1  LAKE HOLLOW CT           DEFIANCE               MO       63341        P
6787008967            MORRIS                      180  STONE MOUNTAIN         NAPA                   CA       94558        S
6788960828            DAVIDSON                    8409  ENSLEY PL             LEAWOOD                KS       66206        P
6789313993            BRENNER                     1548  MEADOW LANE           BURLINGAME             CA       94010        P
6792751866            PEREZ                       7543  184TH ST              FRESH MEADO            NY       11366        P
6792897701            SWEENEY                     203  SAN BENITO RD          BRISBANE               CA       94005        P
6795488375            KERN                        1192  TRES NINOS CORT       VISTA                  CA       92084        P
6796172549            ROBERTS                     1439  MILL HILL TERRA       FAIRFIELD              CT       06490        P
6801547958            MEISSNER                    1152  WESTWOOD DR           SAN JOSE               CA       95125        I
6802833902            MODRAK                      627  NERITA ST              SANIBEL                FL       33957        S
6806361728            CHANG                       3395  CHEECHAKO DR          RENO                   NV       89502        P
6808385717            SWEET-CORDERO               20  FAIRMONT AVE            CAMBRIDGE              MA       02139        P
6809055699            MANZANO                     3961  KERN CT               PLEASANTON             CA       94588        P
6811148169            STERN                       6667  LUSTER DR             HIGHLAND               MD       20777        P
6813581607            DINCER                      517E WATERS EDGE DR         BELLEVILLE             IL       62221        P
6813971279            BUELOW                      915  PLUMTREE LANE          MOUNTAIN VI            CA       94040        P
6818512961            WILLIAMS                    3101  ROSEDALE #A           DALLAS                 TX       75225        P
6819078871            NOCK                        201W 72ND ST                NEW YORK               NY       10023        P
6821734701            KLYACHMAN                   285  MAYFAIR DRIVE N        BROOKLYN               NY       11234        P
6822038318            JOHNSTON                    2  GEORGIA DR               FRANKLIN               MA       02038        P
6822203250            SILVEIRA                    2331  POPPY DR              BURLINGAME             CA       94010        P
6822611403            BLOOM                       54  CRESCENT CT             OLD BETHPAG            NY       11804        P
6823796245            PAPALE, SR                  30  SUMMIT RIDGE RD         SHELTON                CT       06484        P
6824063983            YIP                         810  DEVONSHIRE WAY         SUNNYVALE              CA       94087        P
6824682154            ACOSTA                      6673  TIFFANY COMMON        LIVERMORE              CA       94550        P
6826123546            MANDALA, JR.                25  LIBERTY RIDGE R         BERNARDS TO            NJ       07920        P
6829404505            PYATT                       22  MUSSELBURGH LAN         BELLA VISTA            AR       72714        P
6829998654            MASTELLONE                  3  HARBORVIEW RD            PORT WASHIN            NY       11050        P
6833073577            VUJNOVICH                   111  FOREST HILL DR         CLAYTON                CA       94517        P
6833218800            SCHWARTZ                    10756  AVENIDA PLAYA V      SAN DIEGO              CA       92124        P
6835000396            DUPUIS JR.                  26026  REDBLUFF DR          CALABASAS              CA       91302        P
6835721710            MORROW                      6408  EASTBOURNE DR         BRENTWOOD A            TN       37027        P
6836048576            ROBERTSON                   1125  SINEX AVE             PACIFIC GRO            CA       93950        P
6838124078            BENNER                      215  VERONA AVE             PACIFICA               CA       94044        P
6838818414            WILLIAMS, III               28384  LANUZA               MISSION VIE            CA       92692        P
6840014176            AZELBY                      1650  AMARELLE ST           THOUSAND OA            CA       91320        P
6840343401            SWARTS                      10860  HUNTER GATE WAY      RESTON                 VA       20194        P
6843634541            BLUMER                      32  BRIARWOOD DRIVE         WARREN TOWN            NJ       07059        P
6843917078            BARCUS                      105  HANOVER SQUARE         NASHVILLE A            TN       37215        P
6845235511            SMITH                       1400  FIFTH AVE             BELMONT                CA       94002        P
6853303342            HILAMAN                     423  WESTLAND AVE           COLUMBUS               OH       43209        P
6854492847            WOO-CHAN                    1962  19TH AVE              SAN FRANCIS            CA       94116        P
6857502998            RILEY, JR.                  845  LAKE ST                SAN FRANCIS            CA       94118        P
6859071034            KURTZ                       16  J ST                    HAMPTON                NH       03842        P
6861174164            ANDREWS                     5828  OBERLIN AVE NE        SEATTLE                WA       98105        P
6862285597            ARENA                       685  CREE DR                SAN JOSE               CA       95123        P
6862363634            MCENTEE                     308  MILAGRA DR             PACIFICA               CA       94044        P
6863150535            GE                          1149  EL PRADO DR           SAN JOSE               CA       95120        P
6863383144            ARENSON                     3567  CARLETON ST           SAN DIEGO              CA       92106        P
6863932775            SUPPIGER                    330  HOWARD AVE             PIEDMONT               CA       94611        P
6864143299            MCKIBBEN                    221  HIGHLAND AVE           SANTA CRUZ             CA       95060        S
6865941071            HEILMAN                     2006  KESTRAL CIRCLE        TWP. OF LOW            PA       19403        P
6867703131            CESAROTTI                   1533  SHARON PL             SAN MATEO              CA       94401        P
6867761683            KOMANDURI                   2707  ROSEBUD DR            PEARLAND               TX       77584        P
6868129450            NEVAREZ                     7542  FAIR OAKS PKWY        FAIR OAKS R            TX       78015        P
6868963106            MISHEVSKI                   14935  EL GRECO ST          LEMONT                 IL       60439        P
6869681830            FREEMAN                     20610  MOUNT ROSE HWY       RENO                   NV       89511        P
6871340300            RABINOVICH                  18  AMHERST ROAD            HOPKINTON              MA       01748        P
6873412602            VISMONTE                    4281  SHOREPOINTE WAY       SAN DIEGO              CA       92130        P
6873480542            ANOIKIN                     508  CLUB DR                TAHOE CITY             CA       96146        S
6873537663            NEWBERRY                    5595  SCOTTISH HIGHLA       SALISBURY              MD       21801        P
6874501064            GANNON                      43  SPYGLASS DR             LITTLETON              CO       80121        P
6875496587            MILLER                      130  MIDGELY DRIVE          HEWLETT                NY       11557        P
6876702520            LAMBERT                     1806  ASBURY HALL CT        CHARLOTTE              NC       28209        P
6877218674            KENARD                      10589  PEACH TREE LANE      RANCHO CUCA            CA       91737        P
6877890563            DEMPSEY                     2002  ADDISON RD            HOUSTON                TX       77030        P
6879649314            GLOVER                      171  STARES LANE            SEQUIM                 WA       98382        P
6879753140            PAINTNER                    1490E SARATOGA              GILBERT                AZ       85296        P
6882833533            PAOLINELLI                  1878  BAHIA ST              SAN MATEO              CA       94403        P
6883695360            CHESTER                     9  COUNTRY CLUB RO          SHALIMAR               FL       32579        P
6883723956            HAM                         2656  I'ON ST               SULLIVANS I            SC       29482        S
6884893899            AARON                       707  PRIMROSE LANE          BENICIA                CA       94510        P
6885983871            HALL, II                    660B  GOLD DUST DR          FRISCO                 CO       80443        S
6890207282            KAMPMANN                    447  449 NAUTILUS ST        SAN DIEGO              CA       92037        P
6891702257            KATZ                        75  VALLEY ST               SAN FRANCIS            CA       94110        P
6893805249            GAN                         19221  136TH AVENUE NE      WOODINVILLE            WA       98072        P
6894835773            HALLAHAN                    431W OAKDALE AVE            CHICAGO                IL       60657        P
6902620274            JEWELL                      359  LORING LANE            PEACHTREE C            GA       30269        P
6903725791            BERNARD                     13615  EAGANS MILL DR       HOUSTON                TX       77077        P
6905092588            ROSS                        10N EASTERN VISTA D         SEDONA                 AZ       86351        P
6907239393            KUNIHIRA                    25522  ALLEN WAY            LOMA LINDA             CA       92354        P
6907269507            BOWMAN                      2398  AVENIDA DE GUAD       SANTA CLARA            CA       95054        P
6907706821            BACON                       3003  TOLKIEN LANE          LAKE OSWEGO            OR       97034        P
6910273454            MUSHRUSH                    4710  AVENIDA DE LOS        YORBA LINDA            CA       92886        P
6912138523            KAMINSKY                    46  ISELIN TERR             LARCHMONT              NY       10538        P
6915162744            KRAUS                       32  OLD FARM RD             GREAT NECK             NY       11020        P
6916034082            MAIL                        361  HEMSLEY DR             QUEENSTOWN             MD       21658        P
6918221869            SUMNER                      4444  MOORPARK WAY          LA(TOLUCA L            CA       91602        P
6919542974            ZEPP                        155N HARBOR DR              CHICAGO                IL       60601        P
6919666138            GEORGE                      615  9TH ST                 HUNTINGTON             CA       92648        P
6919903887            PARK                        1391  - 1393 18TH AVE       SAN FRANCIS            CA       94122        P
6921305766            ROWLAND                     5920  FAIRHAVEN AVE         L.A.(WOODLA            CA       91367        P
6921634199            ATREYA                      10361  LINDSAY AVE          CUPERTINO              CA       95014        P
6922811804            CHAVEZ                      1878  WHISPERING CIRC       HENDERSON              NV       89012        P
6923549593            BRIDGES                     3070  STIRRUP DR            JACKSON                WY       83001        P
6926252922            MULNO                       2255  BANBURY CIRCLE        ROSEVILLE              CA       95661        P
6926657088            LOCKWOOD                    4010  SAWMILL DR            AUSTIN                 TX       78749        P
6926838100            HEFLEY                      3366  CAMINO MARZAJAN       ESCONDIDO              CA       92029        P
6926922961            LYNN                        946  VIRGINIA CIRCLE        ATLANTA                GA       30306        P
6927113768            BURR                        51240  AVENIDA OBREGON      LA QUINTA              CA       92253        P
6927544087            SWANSON                     701  DIANA AVE              MORGAN HILL            CA       95037        P
6929227194            LYONS                       219  BRANNAN ST             SAN FRANCIS            CA       94107        P
6931808429            OSTROFF                     55  HARBOR COVE             PIERMONT               NY       10968        P
6931840976            WADSWORTH                   703E WINDMERE DR            PHOENIX                AZ       85048        P
6933750736            JARVIS                      1632  TAYLOR ST             SAN FRANCIS            CA       94133        P
6934412625            DORNETTO                    2449  VAUCLUSE DR           CHARLESTON             SC       29414        P
6934578748            NUNEZ                       1202  SEVIER AVE            MENLO PARK             CA       94025        P
6934924694            ROYCHOUDHURY                19349  KENO AVE             HOLLISWOOD             NY       11423        P
6935811320            LITTLE                      18  JUDSON PL               PACIFICA               CA       94044        P
6938584023            WATSON                      6204  MAPLE RUN CT          CLIFTON ARE            VA       20124        P
6938809677            ZYGAREWICZ                  703  MOANA WAY              PACIFICA               CA       94044        P
6940861732            LEYBOURNE                   4240  STONEY POINT RD       MELBOURNE A            FL       32940        P
6941112671            GLAVEY                      4335  EDGEMERE DR           MARIETTA               GA       30062        P
6942871549            GURUSWAMY                   6380  FELDER DR             SAN JOSE               CA       95123        P
6943130168            LACHICA                     3359W ORANGE AVE            ANAHEIM                CA       92804        P
6943614542            SOTO                        1075  WILSHAM DR            SAN JOSE               CA       95132        P
6943646122            TEED                        2863  CEDAR CANYON CT       ATLANTA                GA       30345        P
6946890560            RIVERA                      338  BODEGA WAY             SAN JOSE               CA       95119        P
6946996300            GREEN                       3  PADDOCK CT               BERNARDS TO            NJ       07920        P
6947222169            HOLMES                      1625  SUNNYSLOPE AVEN       BELMONT                CA       94002        P
6949471996            FRANKLIN                    LOT 6  CHARING LANE         GLEN ALLEN             VA       23059        P
6949511080            MINICH                      5883  LARBOARD LANE         AGOURA HILL            CA       91301        P
6951033825            TONER                       8903  KENSINGTON PKWY       CHEVY CHASE            MD       20815        P
6951150421            LOGUE IV                    4592  STRAWBERRY PARK       SAN JOSE               CA       95129        P
6952342415            RAMIREZ                     19941  WESTOVER PL          WOODLAND HI            CA       91367        P
6953445209            AGUILAR                     2818W STONYBROOK DR         ANAHEIM                CA       92804        P
6953584569            KISER                       2072  WHITE BIRCH DR        VISTA                  CA       92083        P
6956012113            BLOSSOM                     8016  MARSH CREEK ROA       MAPLEWOOD              MN       55125        P
6956596131            GABBAY                      550  BRYANT AVE             ROSLYN HARB            NY       11576        P
6957727628            CHAKRAVARTI                 8719  MARBURG MANOR D       LUTHERVILLE            MD       21093        P
6957843045            HORTON                      132  46TH ST                NEWPORT BEA            CA       92663        P
6959161925            HALSTEAD                    7707  ISLAND CREEK CT       ALEXANDRIA             VA       22315        P
6959668689            BENNETT                     12112  SUMMER WIND NE       ALBUQUERQUE            NM       87122        P
6960821525            THOMPSON                    5608  POLLARD ROAD          BETHESDA               MD       20816        P
6961808265            BRIGNOLI                    58  TULARE ST               BRISBANE               CA       94005        P
6963919482            JENKINS                     23N OAKLAND ST              ARLINGTON              VA       22203        P
6964799115            LAFFOON                     8714W MEADOW PASS COU       WICHITA                KS       67205        P
6964992702            JEYARAJAH                   4321  VERPLANCK PLACE       WASHINGTON             DC       20016        P
6966027978            DAMBOISE                    150  LEXINGTON ST           SAN FRANCIS            CA       94110        P
6967655231            MCCOOEY                     19  WAPPANOCCA AVE          RYE                    NY       10580        P
6968220175            CHOE                        111  SYDNEY LANE            REDWOOD CIT            CA       94063        P
6970315369            MALECK                      11232NW58 TERRACE           MIAMI                  FL       33178        P
6970545890            DUDLEY                      212  SPRAGUE LANDING        STEVENSON              WA       98648        P
6972891235            BARNES                      32  WINDSOR DR              ROGERS                 AR       72758        P
6973221697            TU                          908  CAPE BUFFALO DR        SAN JOSE               CA       95133        P
6977887782            LINGENFELTER                2992  CALLE GAUCHO          SAN CLEMENT            CA       92673        P
6978979190            FLANAGAN                    1414  21ST STREET, SO       ARLINGTON              VA       22202        P
6979722177            GOWING                      8600  HAMPTON WAY           FAIRFAX STA            VA       22039        P
6981195016            DUNN                        2185  CHANDLER DR           TUSTIN                 CA       92782        P
6981900167            HUSSEY                      1990  GREEN ST              SAN FRANCIS            CA       94123        P
6982343599            WILLIAMS                    3791E CRICKET COVE RO       JACKSONVILL            FL       32224        P
6982946391            LEWIN                       1403  JAMES AVE             REDWOOD CIT            CA       94062        P
6983436780            BAUMGARTEN                  166  HARBOUR DR             HALF MOON B            CA       94019        P
6984657350            YUEN                        355  LEMARC ST              FREMONT                CA       94539        P
6985029922            VERNOLA                     22765  BURLWOOD             MISSION VIE            CA       92692        P
6985623922            BEYDLER                     26382  NACCOME DR           MISSION VIE            CA       92691        P
6986115811            JAKOVCEVIC                  812  FOREST RIDGE DR        SAN JOSE               CA       95129        P
6986713185            LAMSON                      213  ROUTE 10               DELHI                  NY       13753        P
6987849715            DUTRA                       766  SOUTH RD               BELMONT                CA       94002        P
6994783477            KHAN                        437  CAMILLE CIRCLE         SAN JOSE               CA       95134        P
0028602662            LASHMIT                     7035  SKYLARK RD            PFAFFTOWN              NC       27040        P
0028797322            SWETLAND                    117  SAN CARLOS WAY         NOVATO                 CA       94945        P
0028836708            BEERMAN                     310  SOUTH 55TH STRE        OMAHA                  NE       68132        P
0028879971            DAVIS                       529  PARK DRIVE             KENILWORTH             IL       60043        P
6023542738            CARDER                      1590  SNOWCREEK CONDO       SUN VALLEY             ID       83353        S
0028963080            KELLY                       66  RIVER ROAD              COS COB                CT       06807        P
0028958437            MURPHY                      3  LEJEUNE COURT            OLD GREENWI            CT       06870        P
0028963130            BENJAMIN                    6740  PRESTON GLEN DR       ALPHARETTA             GA       30005        P
0028933281            BORELLO                     1399  MATTICE LANE          ROHNERT PAR            CA       94928        P
0028935484            OKAJIMA                     2091  KLEPPER STREET        KINGSBURG              CA       93631        P
0028936417            STEAGALL                    11548  CANDYTUFT CIRCL      FOUNTAIN VA            CA       92708        P
0028964203            GREEN                       1512  SAN RAMON WAY         SANTA ROSA             CA       95409        P
0028966406            NADELMAN                    2550  VALLEY OAKS EST       WILDWOOD               MO       63005        P
0028967123            NIVER                       2320  RIDGE ROAD            RALEIGH                NC       27612        P
0028965721            RONIGER                     28  WOODHULL PLACE          NORTHPORT              NY       11768        P
                          813


                                                          BANK OF AMERICA
                                                           MORTGAGE LOAN
                                                              SCHEDULE
                                                       BOAMS 2000-6 10/26/00


(continued)


LOAN                      PROP       ORIG.        INT.         FIRST         MATURITY            MONTHLY
NUMBER                    TYPE        LTV         RATE        PAY DATE         DATE              P AND I     ORIG BAL
--------------            ----       -----        ----        --------       --------           --------     -----------
0023662745                 SF        80.00        8.25        20001001       20300901           3,185.38      424,000.00
0028166999                 PD        80.00        8.25        20001001       20300901           3,950.76      525,879.00
0028460285                 PD        80.00        7.88        20001001       20300901           2,819.07      388,800.00
0028552206                 PD        80.00        8.38        20000801       20300701           2,462.26      323,950.00
0028592970                 PD        80.00        8.13        20001001       20300901           2,387.13      321,500.00
0028595411                 PD        80.00        8.13        20001001       20300901           2,536.89      341,670.00
0028598894                 SF        78.10        8.50        20001001       20300901           3,613.89      470,000.00
0028618510                 SF        80.00        8.88        20001001       20300901           2,476.44      311,250.00
0028637189                 PD        80.00        8.00        20001001       20300901           3,462.64      471,900.00
0028674455                 PD        80.00        8.50        20001001       20300901           2,560.10      332,950.00
0028674984                 SF        90.00        8.63        20000901       20300801           2,625.05      337,500.00
0028706208                 CO        80.00        8.63        20000901       20300801           2,693.49      346,300.00
0028708311                 SF        80.00        8.63        20000901       20300801           3,845.39      494,400.00
0028715225                 PD        80.00        8.50        20000901       20300801           2,921.87      380,000.00
0028721926                 SF        65.40        8.25        20000901       20300801           4,263.44      567,500.00
0028729531                 PD        80.00        8.50        20001001       20300901           2,423.62      315,200.00
0028732592                 CO        80.00        8.50        20001001       20300901           3,044.90      396,000.00
0028732626                 SF        75.00        8.25        20000901       20300801           2,834.15      377,250.00
0028732857                 SF        86.70        8.50        20000901       20300801           1,999.18      260,000.00
0028733921                 PD        80.00        8.63        20000801       20300701           2,488.93      320,000.00
0028734929                 PD        55.00        8.13        20000901       20300801           3,630.82      489,000.00
0028739555                 PD        80.00        8.50        20000901       20300801           2,404.78      312,750.00
0028739597                 PD        79.10        8.75        20001001       20300901           2,202.76      280,000.00
0028741528                 SF        95.00        8.50        20000901       20300801           2,154.88      280,250.00
0028742260                 SF        79.10        8.50        20001001       20300901           2,768.09      360,000.00
0028742427                 CO        78.00        8.75        20000901       20300801           2,753.45      350,000.00
0028748481                 PD        80.00        8.75        20001001       20300901           2,611.85      332,000.00
0028753945                 SF        59.40        8.75        20000901       20300801           3,548.81      451,100.00
0028761260                 SF        54.20        8.63        20001001       20300901           2,527.82      325,000.00
0028763241                 SF        70.00        8.50        20000901       20300801           2,395.17      311,500.00
0028768372                 SF        79.80        8.63        20000801       20300701           2,481.15      319,000.00
0028770428                 PD        80.00        8.25        20001001       20300901           2,727.10      363,000.00
0028772283                 SF        80.00        8.38        20001001       20300901           3,253.11      428,000.00
0028772317                 SF        80.00        8.38        20000901       20300801           2,371.05      311,950.00
0028773521                 PD        89.50        8.50        20000901       20300801           2,684.91      349,182.00
0028775047                 PD        65.10        8.25        20000901       20300801           2,935.95      390,800.00
0028775815                 SF        80.00        8.88        20000901       20300801           2,730.65      343,200.00
0028776284                 SF        80.00        8.25        20000901       20200801           3,169.68      372,000.00
0028777399                 SF        75.20        8.50        20001001       20300901           2,045.31      266,000.00
0028777738                 SF        80.00        8.75        20001001       20300901           2,265.70      288,000.00
0028778355                 SF        80.00        8.88        20000901       20300801           2,125.97      267,200.00
0028778710                 SF        80.00        8.75        20000901       20300801           3,430.01      436,000.00
0028779759                 PD        80.00        8.63        20001001       20300901           2,737.04      351,900.00
0028779973                 PD        80.00        8.50        20001001       20300901           2,152.34      279,920.00
0028780187                 PD        78.20        8.63        20000901       20300801           3,772.29      485,000.00
0028781300                 SF        90.00        8.50        20001001       20300901           2,595.08      337,500.00
0028781722                 CO        80.00        8.63        20000901       20300801           2,171.59      279,200.00
0028783108                 PD        80.00        8.50        20001001       20300901           3,086.80      401,450.00
0028784692                 PD        67.70        7.63        20001001       20300901           2,300.33      325,000.00
0028784825                 SF        95.00        8.38        20000901       20300801           2,035.48      267,800.00
0028785665                 SF        90.00        8.50        20001001       20300901           3,875.33      504,000.00
0028787059                 PD        65.00        8.63        20001001       20300901           2,438.38      313,500.00
0028787976                 PD        70.80        8.38        20001001       20300901           2,926.28      385,000.00
0028788156                 PD        79.50        8.50        20000901       20300801           2,231.08      290,160.00
0028788172                 PD        80.00        8.38        20000901       20300801           2,894.36      380,800.00
0028789915                 SF        63.20        8.50        20001001       20300901           4,498.15      585,000.00
0028790566                 SF        41.40        8.25        20000901       20300801           2,253.80      300,000.00
0028790707                 SF        80.00        8.25        20000901       20300801           2,133.60      284,000.00
0028790715                 PD        79.60        8.13        20000901       20300801           3,341.24      450,000.00
0028792737                 SF        76.50        7.88        20000901       20300801           2,175.21      300,000.00
0028796381                 PD        48.60        8.38        20001001       20300901           3,268.32      430,000.00
0028797371                 PD        80.00        8.63        20001001       20300901           3,347.61      430,400.00
0028800134                 SF        90.00        8.63        20000901       20300801           2,519.26      323,900.00
0028803039                 PD        71.40        8.25        20001001       20300901           2,028.42      270,000.00
0028804086                 PD        80.00        8.13        20000901       20300801           3,192.74      430,000.00
0028807337                 SF        63.20        8.63        20001001       20300901           2,333.37      300,000.00
0028807808                 SF        90.00        8.25        20000901       20300801           2,352.22      313,100.00
0028808269                 SF        80.00        8.63        20000901       20300801           2,613.38      336,000.00
0028809929                 SF        80.00        8.50        20000901       20300801           2,140.66      278,400.00
0028810646                 PD        80.00        9.13        20000901       20300801           2,200.88      270,500.00
0028813434                 PD        80.00        8.75        20000901       20300801           2,611.85      332,000.00
0028817146                 PD        80.00        8.00        20000901       20300801           2,006.85      273,500.00
0028817625                 SF        90.00        8.50        20000901       20300801           2,179.87      283,500.00
0028817864                 SF        90.00        8.63        20001001       20300901           2,695.04      346,500.00
0028818771                 SF        75.00        8.63        20000901       20300801           4,666.74      600,000.00
0028818953                 PD        35.30        6.75        20001001       20300901           1,945.80      300,000.00
0028820504                 SF        80.00        8.63        20001001       20300901           3,235.61      416,000.00
0028821601                 PD        80.00        8.25        20001001       20300901           1,975.46      262,950.00
0028821874                 PD        78.70        8.63        20000901       20300801           2,387.43      306,950.00
0028822252                 PD        70.40        8.50        20000901       20300801           2,191.40      285,000.00
0028823631                 PD        80.00        8.50        20000901       20300801           3,044.90      396,000.00
0028823870                 PD        80.00        8.75        20000901       20300801           2,617.35      332,700.00
0028824316                 PD        80.00        8.63        20001001       20300901           4,542.30      584,000.00
0028825354                 PD        74.50        8.50        20001001       20300901           2,614.31      340,000.00
0028825503                 PD        86.90        8.75        20000901       20300801           2,218.50      282,000.00
0028825974                 SF        64.50        8.75        20000901       20300801           3,933.50      500,000.00
0028826527                 SF        80.00        8.75        20001001       20300901           4,002.73      508,800.00
0028826881                 SF        65.70        8.38        20001001       20300901           2,553.85      336,000.00
0028826972                 SF        80.00        8.38        20001001       20300901           4,560.44      600,000.00
0028827756                 SF        80.00        8.25        20001001       20300901           3,395.73      452,000.00
0028828119                 PD        80.00        8.38        20000901       20300801           3,769.96      496,000.00
0028828135                 PD        80.00        8.25        20000901       20300801           2,343.95      312,000.00
0028829398                 PD        71.10        8.38        20000901       20300801           2,755.26      362,500.00
0028831105                 SF        69.00        8.38        20001001       20300901           3,382.32      445,000.00
0028832483                 PD        79.70        8.25        20001001       20300901           2,216.24      295,000.00
0028833036                 PD        79.10        8.50        20001001       20300901           3,373.99      438,800.00
0028833184                 SF        95.00        8.75        20000901       20300801           2,017.89      256,500.00
0028833234                 PD        95.00        8.88        20000901       20300801           2,645.52      332,500.00
0028833341                 SF        75.00        8.50        20000901       20300801           2,306.36      299,950.00
0028833457                 PD        80.00        8.50        20000901       20300801           2,017.63      262,400.00
0028833770                 SF        80.00        8.75        20000901       20300801           2,548.91      324,000.00
0028834018                 SF        79.00        8.38        20000901       20300801           2,471.75      325,200.00
0028834174                 PD        80.00        8.63        20000901       20300801           2,514.98      323,350.00
0028834232                 SF        80.00        8.50        20001001       20300901           2,263.69      294,400.00
0028834398                 PD        80.00        8.25        20000901       20300801           2,186.56      291,050.00
0028836039                 SF        80.00        8.25        20001001       20300901           2,193.70      292,000.00
0028836583                 CO        80.00        8.38        20000901       20300801           2,006.59      264,000.00
0028836831                 SF        74.30        8.75        20000901       20300801           2,865.17      364,200.00
0028836906                 PD        80.00        8.88        20000901       20300801           2,901.72      364,700.00
0028838142                 PD        70.00        8.50        20001001       20300901           2,825.76      367,500.00
0028839504                 SF        90.00        8.38        20000901       20300801           2,790.99      367,200.00
0028840411                 PD        70.00        8.25        20001001       20300901           2,519.00      335,300.00
0028843340                 SF        77.60        8.50        20001001       20300901           2,399.01      312,000.00
0028843837                 SF        95.00        8.50        20001001       20300901           2,118.36      275,500.00
0028845857                 SF        80.00        8.25        20000901       20300801           2,494.21      332,000.00
0028847036                 PD        80.00        8.13        20001001       20300901           2,132.45      287,200.00
0028847622                 SF        59.10        8.50        20001001       20300901           2,883.43      375,000.00
0028847853                 SF        72.30        7.75        20000901       20300801           4,298.47      600,000.00
0028849206                 PD        90.00        8.25        20001001       20300901           2,700.81      359,500.00
0028849941                 SF        90.00        8.50        20000901       20300801           2,051.08      266,750.00
0028850147                 PD        68.60        8.63        20001001       20300901           2,800.04      360,000.00
0028850311                 SF        52.20        8.50        20001001       20300901           2,306.74      300,000.00
0028851392                 PD        80.00        8.25        20000901       20300801           3,124.52      415,900.00
0028851954                 SF        75.00        8.25        20001001       20300901           2,148.63      286,000.00
0028852747                 PD        80.00        8.50        20001001       20300901           2,251.38      292,800.00
0028852903                 SF        80.00        8.38        20001001       20300901           2,809.23      369,600.00
0028853166                 SF        56.00        8.38        20001001       20300901           2,660.26      350,000.00
0028854487                 SF        76.00        8.38        20001001       20300901           2,812.27      370,000.00
0028856979                 PD        75.00        8.25        20000801       20300701           2,386.78      317,700.00
0028857290                 PD        90.00        8.88        20000801       20300701           2,526.18      317,500.00
0028857431                 SF        80.00        8.63        20001001       20300901           2,115.59      272,000.00
0028858074                 PD        90.00        8.38        20001001       20300901           2,937.68      386,500.00
0028858678                 SF        36.00        8.63        20001001       20300901           3,083.94      396,500.00
0028862787                 SF        95.00        8.63        20001001       20300901           2,031.98      261,250.00
0028863686                 SF        80.00        8.25        20001001       20300901           3,996.74      532,000.00
0028869535                 SF        74.30        8.50        20001001       20300901           4,997.94      650,000.00
0028874014                 SF        70.00        8.75        20001001       20300901           2,257.83      287,000.00
0028874592                 PD        79.90        8.00        20001001       20300901           2,017.85      275,000.00
0028875144                 PD        79.90        8.00        20001001       20300901           3,375.32      460,000.00
0028875235                 SF        80.00        8.25        20001001       20300901           2,464.15      328,000.00
0028876209                 SF        80.00        8.75        20001001       20300901           2,410.46      306,400.00
0028876431                 PD        80.00        8.25        20001001       20300901           3,720.27      495,200.00
0028877728                 SF        69.40        8.25        20001001       20300901           2,328.93      310,000.00
0028877819                 PD        55.10        8.25        20000901       20300801           3,756.34      500,000.00
0028877942                 PD        80.00        8.25        20001001       20300901           2,313.90      308,000.00
0028877983                 SF        80.00        8.63        20001001       20300901           2,441.64      313,920.00
0028878353                 SF        80.00        8.50        20001001       20300901           2,368.26      308,000.00
0028878825                 SF        65.90        8.38        20000901       20300801           2,204.21      290,000.00
0028879039                 SF        62.40        8.63        20001001       20300901           2,838.93      365,000.00
0028879526                 PD        80.00        8.50        20000901       20300801           2,901.12      377,300.00
0028880680                 SF        80.00        8.38        20001001       20300901           3,648.35      480,000.00
0028881845                 SF        70.00        8.63        20001001       20300901           3,783.95      486,500.00
0028882025                 SF        80.00        8.75        20001001       20300901           2,517.45      320,000.00
0028882041                 PD        74.70        7.88        20001001       20300901           3,589.09      495,000.00
0028884112                 PD        60.60        7.75        20001001       20300901           2,149.24      300,000.00
0028884708                 SF        80.00        7.63        20001001       20300901           3,674.87      519,200.00
0028884864                 SF        89.80        8.63        20001001       20300901           2,317.82      298,000.00
0028884922                 PD        84.80        8.50        20001001       20300901           2,652.75      345,000.00
0028885028                 SF        80.00        8.13        20001001       20300901           2,494.80      336,000.00
0028885036                 SF        38.70        8.25        20001001       20300901           2,253.80      300,000.00
0028887461                 SF        80.00        8.50        20001001       20300901           2,411.31      313,600.00
0028888006                 CO        90.00        8.88        20001001       20300901           2,756.91      346,500.00
0028888428                 SF        48.40        8.38        20001001       20300901           2,280.22      300,000.00
0028888980                 PD        62.90        8.25        20001001       20300901           3,756.34      500,000.00
0028889335                 PD        79.00        8.75        20001001       20300901           2,161.85      274,800.00
0028889632                 SF        80.00        8.38        20001001       20300901           2,657.21      349,600.00
0028890473                 SF        80.00        9.00        20001001       20300901           2,925.61      363,600.00
0028892867                 SF        80.00        8.25        20001001       20300901           2,133.60      284,000.00
0028893295                 SF        44.30        8.38        20001001       20300901           2,306.82      303,500.00
0028893402                 PD        80.00        8.50        20001001       20300901           2,620.84      340,850.00
0028893527                 SF        79.40        8.25        20001001       20300901           2,456.64      327,000.00
0028895316                 SF        80.00        8.00        20001001       20300901           2,007.58      273,600.00
0028895415                 SF        78.50        8.63        20001001       20300901           2,258.70      290,400.00
0028895902                 SF        85.40        8.88        20001001       20300901           2,275.55      286,000.00
0028896082                 PD        89.80        8.75        20001001       20300901           2,125.66      270,200.00
0028896173                 SF        80.00        8.88        20001001       20300901           2,647.91      332,800.00
0028898294                 PD        80.00        7.75        20001001       20300901           2,183.62      304,800.00
0028898328                 PD        80.00        8.25        20001001       20300901           2,794.65      371,992.00
0028898963                 SF        80.00        8.63        20001001       20300901           2,737.82      352,000.00
0028900298                 SF        80.00        8.50        20000801       20300701           2,515.88      327,200.00
0028901155                 SF        80.00        8.75        20000901       20300801           3,323.03      422,400.00
0028901205                 SF        71.20        9.25        20000801       20300701           3,191.99      388,000.00
0028901262                 SF        75.00        8.38        20000901       20300801           2,927.04      385,100.00
0028901288                 SF        80.00        8.38        20000701       20300601           2,106.93      277,200.00
0028901353                 PD        80.00        8.50        20000901       20300801           3,013.38      391,900.00
0028901403                 SF        80.00        9.13        20000901       20300801           2,910.78      357,750.00
0028901437                 SF        80.00        8.75        20000901       20300801           3,014.64      383,200.00
0028901601                 SF        75.00        8.25        20000801       20300701           2,140.36      284,900.00
0028901650                 SF        75.00        8.50        20000801       20300701           4,896.06      636,750.00
0028901791                 SF        80.00        9.00        20000801       20300701           3,048.32      378,850.00
0028902286                 SF        74.40        8.88        20000901       20300801           4,734.09      595,000.00
0028902310                 SF        55.10        8.88        20000901       20300801           1,074.13      135,000.00
0028902468                 SF        80.00        8.88        20000801       20300701           2,991.63      376,000.00
0028902542                 SF        79.30        8.88        20000901       20300801           3,437.19      432,000.00
0028902641                 SF        80.00        8.63        20001001       20300901           2,706.71      348,000.00
0028902765                 SF        80.00        8.38        20001001       20300901           2,352.80      309,550.00
0028903821                 PD        95.00        8.75        20001001       20300901           2,765.25      351,500.00
0028904928                 PD        90.00        8.88        20000901       20300801           2,161.77      271,700.00
0028905115                 SF        64.60        8.63        20000901       20300801           2,411.15      310,000.00
0028905156                 SF        80.00        8.75        20000901       20300801           2,447.82      311,150.00
0028905206                 PD        80.00        8.63        20000901       20300801           2,114.81      271,900.00
0028905420                 SF        80.00        8.75        20000901       20300801           2,530.03      321,600.00
0028905537                 PD        95.00        8.88        20000901       20300801           2,181.79      274,217.00
0028905669                 CH        80.00        8.38        20000901       20300801           3,040.29      400,000.00
0028905701                 SF        80.00        8.50        20000901       20300801           3,721.54      484,000.00
0028905735                 PD        95.00        8.88        20000901       20300801           2,192.40      275,550.00
0028907731                 PD        80.00        8.50        20000901       20300801           2,227.93      289,750.00
0028909182                 PD        80.00        8.50        20001001       20300901           2,245.23      292,000.00
0028911451                 SF        63.60        8.25        20001001       20300901           2,817.25      375,000.00
0028912236                 PD        80.00        8.50        20001001       20300901           3,752.30      488,000.00
0028912517                 PD        80.00        8.13        20001001       20300901           2,820.75      379,900.00
0028915288                 PD        90.00        8.38        20001001       20300901           4,261.65      560,690.00
0028917748                 SF        75.00        8.75        20001001       20300901           3,097.63      393,750.00
0028919199                 PD        80.00        8.13        20001001       20300901           2,067.86      278,500.00
0028919363                 PD        78.20        8.25        20000901       20300801           2,833.03      377,100.00
0028919405                 PD        95.00        8.50        20001001       20300901           2,186.41      284,350.00
0028919413                 PD        72.00        8.38        20000901       20300801           2,272.62      299,000.00
0028919470                 PD        80.00        8.63        20000901       20300801           2,018.37      259,500.00
0028919504                 PD        80.00        8.50        20000901       20300801           2,432.08      316,300.00
0028919520                 PD        80.00        8.63        20000901       20300801           3,670.01      471,850.00
0028919561                 PD        80.00        8.63        20000901       20300801           2,460.15      316,300.00
0028919579                 PD        77.40        8.50        20001001       20300901           3,075.66      400,000.00
0028919587                 PD        78.70        7.75        20001001       20300901           2,507.45      350,000.00
0028919629                 PD        80.00        8.00        20001001       20300901           2,406.02      327,900.00
0028921617                 PD        80.00        8.50        20000901       20300801           2,374.41      308,800.00
0028922102                 PD        80.00        8.50        20000901       20300801           2,180.91      283,635.00
0028922144                 PD        78.30        8.38        20000901       20300801           2,318.23      305,000.00
0028922235                 SF        80.00        9.00        20000901       20300801           3,669.08      456,000.00
0028922938                 SF        80.00        8.50        20000901       20300801           2,057.23      267,550.00
0028923126                 PD        80.00        8.63        20000901       20300801           3,266.72      420,000.00
0028923159                 SF        75.00        8.50        20001001       20300901           4,036.80      525,000.00
6001644142                 SF        80.00        8.13        20001001       20300901           4,172.84      562,000.00
6003980502                 PA        80.00        8.63        20000901       20300801           3,572.39      459,300.00
6005283715                 PD        80.00        8.00        20001001       20300901           2,218.32      302,320.00
6005735391                 SF        90.00        7.88        20001001       20300901           2,088.20      288,000.00
6006217837                 SF        94.60        9.25        20000901       20300801           2,468.03      300,000.00
6008160696                 SF        80.00        8.50        20001001       20300901           3,616.97      470,400.00
6009083426                 SF        90.00        8.50        20001001       20300901           2,418.24      314,500.00
6013600058                 SF        80.00        8.63        20001001       20300901           2,597.82      334,000.00
6014781154                 SF        90.00        8.75        20000901       20300801           2,194.90      279,000.00
6015494666                 SF        79.90        8.13        20001001       20300901           1,945.35      262,000.00
6015763649                 SF        80.00        8.25        20000901       20300801           2,256.81      300,400.00
6018148095                 SF        56.20        8.38        20001001       20300901           2,774.27      365,000.00
6018660297                 PD        80.00        8.63        20001001       20300901           2,333.37      300,000.00
6019196044                 SF        72.60        8.63        20001001       20300901           2,994.50      385,000.00
6022352816                 2F        80.00        8.63        20001001       20300901           3,111.16      400,000.00
6023295758                 PA        56.60        8.38        20001001       20300901           2,280.22      300,000.00
6024121359                 PD        52.60        7.50        20001001       20300901           2,027.73      290,000.00
6031095133                 SF        80.00        8.75        20001001       20300901           3,460.70      439,900.00
6033816676                 SF        80.00        8.13        20001001       20300901           4,068.89      548,000.00
6039310609                 PA        80.00        8.50        20001001       20300901           2,460.53      320,000.00
6041959724                 SF        80.00        8.25        20001001       20300901           4,086.90      544,000.00
6043519195                 PD        80.00        8.38        20001001       20300901           2,705.86      356,000.00
6047409054                 SF        80.00        7.75        20001101       20301001           1,948.65      272,000.00
6052482525                 SF        80.00        8.38        20001001       20300901           3,648.35      480,000.00
6060102305                 SF        80.00        8.25        20000901       20300801           3,113.25      414,400.00
6063660721                 SF        67.70        8.00        20001001       20300901           3,081.82      420,000.00
6067150240                 PA        80.00        8.50        20001101       20301001           2,454.38      319,200.00
6068609202                 PD        80.00        8.25        20001001       20300901           2,377.64      316,483.00
6074070365                 PD        80.00        8.38        20001001       20300901           3,617.95      476,000.00
6076009627                 SF        78.50        8.00        20001001       20300901           2,678.25      365,000.00
6078908941                 PD        75.00        8.25        20001001       20300901           2,648.22      352,500.00
6081591684                 PD        80.00        8.75        20001001       20300901           6,199.20      788,000.00
6091436284                 PD        80.00        7.88        20001001       20300901           2,912.97      401,750.00
6092236246                 SF        80.00        7.88        20001001       20300901           2,378.23      328,000.00
6093919212                 SF        80.00        8.50        20001001       20300901           2,214.48      288,000.00
6093953047                 PD        40.50        7.75        20001001       20300901           2,507.45      350,000.00
6095479694                 SF        76.90        8.13        20001001       20300901           2,717.54      366,000.00
6096241572                 PD        80.00        8.25        20001001       20300901           3,395.73      452,000.00
6096511156                 SF        80.00        8.50        20001001       20300901           2,282.14      296,800.00
6098750695                 SF        80.00        8.25        20001001       20300901           2,782.70      370,400.00
6098939124                 SF        52.70        8.25        20000901       20300801           2,096.04      279,000.00
6100639068                 SF        80.00        8.63        20001001       20300901           3,141.45      403,894.00
6102263255                 PD        80.00        8.25        20001001       20300901           2,307.90      307,200.00
6108592624                 SF        80.00        8.00        20001001       20300901           2,406.75      328,000.00
6108962298                 SF        80.00        8.00        20000901       20300801           2,788.31      380,000.00
6112114803                 PD        80.00        8.25        20001001       20300901           2,854.82      380,000.00
6112359127                 SF        80.00        8.13        20000901       20200801           4,896.58      580,000.00
6118832465                 SF        80.00        8.63        20001001       20300901           2,613.38      336,000.00
6125199114                 SF        85.10        8.38        20001001       20300901           2,717.24      357,497.00
6127933494                 SF        80.00        8.63        20000901       20300801           2,047.15      263,200.00
6130318584                 2F        70.00        8.63        20000901       20300801           5,716.76      735,000.00
6132784973                 SF        72.20        8.13        20001001       20300901           2,895.74      390,000.00
6135611918                 SF        65.50        8.75        20001001       20300901           2,832.13      360,000.00
6137603657                 SF        60.60        8.38        20001001       20300901           3,800.37      500,000.00
6146406639                 PD        73.90        8.38        20001001       20300901           2,527.25      332,500.00
6147356270                 PD        80.00        8.13        20001001       20300901           3,614.48      486,800.00
6151450829                 PA        78.30        8.38        20001001       20300901           2,055.24      270,400.00
6153380446                 PD        90.00        8.38        20001001       20300901           2,065.88      271,800.00
6154304205                 SF        75.30        8.25        20000901       20300801           2,291.37      305,000.00
6154758939                 PD        79.30        8.25        20000901       20300801           2,193.70      292,000.00
6155997288                 PD        50.60        8.50        20000901       20300801           2,368.26      308,000.00
6156481951                 SF        60.90        8.63        20001001       20300901           2,722.27      350,000.00
6156669423                 SF        90.00        8.50        20001001       20300901           2,193.72      285,300.00
6159536124                 PD        80.00        8.38        20001001       20300901           2,097.80      276,000.00
6160614365                 SF        75.00        8.38        20001001       20300901           2,280.22      300,000.00
6164044866                 SF        80.00        8.50        20001001       20300901           2,952.63      384,000.00
6164791144                 SF        80.00        8.38        20001001       20300901           2,572.09      338,400.00
6165495711                 PD        59.60        8.38        20001001       20300901           2,128.21      280,000.00
6165820595                 SF        85.00        7.88        20001001       20300901           2,249.53      310,250.00
6168582523                 SF        73.40        8.63        20000901       20300801           3,111.16      400,000.00
6169662720                 SF        61.70        8.00        20001001       20300901           3,118.50      425,000.00
6173385771                 SF        60.80        8.00        20001001       20300901           2,788.31      380,000.00
6174711587                 PD        80.00        8.63        20001001       20300901           4,043.89      519,920.00
6176571658                 2F        80.00        8.38        20001001       20300901           2,764.77      363,750.00
6184826250                 2F        80.00        8.75        20000901       20300801           3,776.17      480,000.00
6187906844                 SF        90.00        8.38        20001001       20300901           2,291.62      301,500.00
6188124504                 PD        69.40        8.38        20001001       20300901           2,584.25      340,000.00
6194488588                 SF        95.00        8.88        20001001       20300901           2,063.51      259,350.00
6194607153                 SF        67.10        8.63        20000901       20300801           4,122.29      530,000.00
6195881831                 SF        70.00        8.25        20000901       20300801           4,838.16      644,000.00
6197279646                 SF        80.00        8.50        20001001       20300901           2,214.48      288,000.00
6197482117                 SF        59.80        8.38        20001001       20300901           2,591.85      341,000.00
6200479670                 SF        92.90        8.00        20001001       20300901           2,017.86      275,000.00
6200918735                 SF        71.40        8.25        20001001       20300901           2,253.80      300,000.00
6201016984                 PD        89.90        8.63        20001001       20300901           2,154.48      277,000.00
6202683113                 SF        72.20        8.50        20001001       20300901           2,691.20      350,000.00
6206935493                 SF        80.00        8.50        20001001       20300901           2,562.02      333,200.00
6207403715                 TH        80.00        8.50        20001001       20300901           2,749.64      357,600.00
6207761260                 PD        80.00        8.00        20001001       20300901           2,053.96      279,920.00
6210485550                 SF        77.50        8.50        20001001       20300901           3,813.82      496,000.00
6212445271                 SF        78.90        8.50        20001001       20300901           4,029.11      524,000.00
6217601787                 SF        80.00        8.75        20001001       20300901           2,674.79      340,000.00
6218299060                 SF        46.00        9.25        20001001       20300901           4,072.25      495,000.00
6218641725                 SF        80.00        8.50        20001001       20300901           2,645.07      344,000.00
6222741735                 PA        80.00        8.63        20001001       20300901           2,202.71      283,200.00
6224625522                 PD        68.90        8.25        20001001       20300901           2,723.35      362,500.00
6224780178                 SF        69.90        8.38        20001001       20300901           2,971.89      391,000.00
6226595202                 PD        80.00        8.38        20001001       20300901           4,256.41      560,000.00
6226613831                 SF        65.70        8.25        20001001       20300901           2,178.68      290,000.00
6226974423                 PD        80.00        8.63        20001001       20300901           2,594.71      333,600.00
6228465115                 SF        56.80        8.13        20001001       20300901           2,932.87      395,000.00
6230465244                 SF        80.00        8.38        20001001       20300901           5,107.69      672,000.00
6230552090                 SF        80.00        7.88        20001001       20300901           3,044.21      419,850.00
6231789584                 PD        80.00        8.63        20001001       20300901           3,920.07      504,000.00
6234422811                 SF        80.00        8.50        20000901       20300801           4,244.41      552,000.00
6235681753                 SF        80.00        8.63        20001001       20300901           3,538.95      455,000.00
6238671090                 SF        80.00        8.38        20001001       20300901           2,128.21      280,000.00
6240827532                 PD        80.00        7.88        20001001       20300901           2,693.78      371,520.00
6241046256                 PD        80.00        8.13        20001001       20300901           2,944.38      396,550.00
6241268165                 SF        80.00        8.63        20001001       20300901           2,482.71      319,200.00
6243211346                 SF        70.00        8.25        20001001       20300901           2,103.55      280,000.00
6246055450                 SF        95.00        8.50        20001001       20300901           3,202.53      416,500.00
6247826388                 PD        80.00        8.13        20001001       20300901           3,385.79      456,000.00
6250334445                 SF        90.00        8.38        20001001       20300901           3,009.89      396,000.00
6251389984                 SF        80.00        8.25        20001001       20300901           2,133.60      284,000.00
6253897059                 PD        80.00        8.38        20001001       20300901           2,797.07      368,000.00
6254208199                 SF        52.00        8.00        20001001       20300901           3,301.95      450,000.00
6255094390                 SF        80.00        8.50        20001001       20300901           2,462.45      320,250.00
6255698091                 SF        80.00        8.50        20001001       20300901           2,952.63      384,000.00
6256071645                 SF        75.90        7.75        20001001       20300901           2,801.18      391,000.00
6257806361                 SF        74.90        8.38        20001001       20300901           2,280.22      300,000.00
6259752712                 SF        80.00        8.75        20001001       20300901           2,139.83      272,000.00
6261907429                 SF        80.00        8.00        20000901       20300801           3,815.58      520,000.00
6262192583                 SF        80.00        8.50        20001001       20300901           2,552.80      332,000.00
6264928117                 PD        80.00        8.50        20001001       20300901           2,137.58      278,000.00
6269723760                 SF        80.00        8.25        20001001       20300901           4,567.71      608,000.00
6271379106                 SF        80.00        8.25        20000901       20300801           2,878.86      383,200.00
6271547975                 PD        80.00        8.38        20001001       20300901           2,097.80      276,000.00
6278120461                 SF        92.20        8.38        20001001       20300901           2,128.21      280,000.00
6279134792                 SF        80.00        8.38        20001001       20300901           2,037.00      268,000.00
6284485684                 SF        80.00        8.13        20001001       20300901           3,207.59      432,000.00
6285309990                 PA        80.00        8.25        20001001       20300901           1,953.30      260,000.00
6287145236                 SF        79.50        8.13        20001001       20300901           1,995.84      268,800.00
6288605030                 PD        80.00        8.63        20001001       20300901           3,780.06      486,000.00
6290164224                 SF        85.00        8.88        20000901       20300801           4,388.50      551,565.00
6291974134                 SF        75.00        8.38        20001001       20300901           2,736.27      360,000.00
6292759419                 PA        45.20        8.75        20000901       20300801           2,824.26      359,000.00
6296974030                 SF        80.00        8.75        20001001       20300901           3,706.94      471,200.00
6297030873                 SF        74.90        8.38        20001001       20300901           1,991.39      262,000.00
6297847540                 SF        71.80        8.75        20001001       20300901           2,100.50      267,000.00
6301322126                 PA        55.80        8.63        20001001       20300901           2,193.37      282,000.00
6302055394                 PD        75.40        8.00        20000901       20300801           2,821.33      384,500.00
6303424367                 CO        80.00        8.75        20001001       20300901           2,485.98      316,000.00
6307616992                 2F        64.80        8.13        20001001       20300901           4,102.30      552,500.00
6308076840                 SF        95.00        8.50        20001001       20300901           1,972.27      256,500.00
6312480665                 SF        75.00        8.00        20000901       20300801           2,630.55      358,500.00
6312859421                 SF        77.60        8.50        20000901       20300801           2,429.77      316,000.00
6314330173                 SF        80.00        8.13        20001001       20300901           2,079.00      280,000.00
6314385508                 2F        90.00        8.75        20001001       20300901           2,605.56      331,200.00
6315076205                 PD        80.00        8.38        20000901       20300801           2,170.77      285,600.00
6325279146                 SF        80.00        8.50        20001001       20300901           2,921.88      380,000.00
6326702419                 SF        80.00        8.38        20001001       20300901           2,067.40      272,000.00
6327576671                 SF        69.40        8.13        20001001       20300901           2,784.37      375,000.00
6330487460                 PA        74.40        8.00        20000901       20300801           2,127.92      290,000.00
6335622806                 PD        80.00        8.00        20001001       20300901           2,506.54      341,600.00
6337488719                 SF        80.00        8.25        20000901       20300801           2,479.18      330,000.00
6340165643                 SF        95.00        8.38        20001001       20300901           2,197.14      289,069.00
6344208316                 SF        79.90        8.38        20001001       20300901           2,407.91      316,800.00
6345136524                 PD        75.00        8.50        20001001       20300901           2,422.08      315,000.00
6348579068                 PD        80.00        8.75        20001001       20300901           3,870.57      492,000.00
6349005055                 SF        41.90        8.50        20001001       20300901           2,768.09      360,000.00
6350139546                 SF        90.00        8.38        20001001       20300901           2,154.81      283,500.00
6351407348                 PD        80.00        8.38        20001001       20300901           4,104.40      540,000.00
6357466173                 SF        28.40        8.25        20001001       20300901           3,756.34      500,000.00
6357965489                 PD        80.00        8.38        20001001       20300901           2,350.15      309,200.00
6358233663                 SF        63.20        8.25        20001001       20300901           3,681.21      490,000.00
6358564331                 SF        68.90        8.50        20001001       20300901           3,537.01      460,000.00
6359570741                 PD        80.00        8.50        20001001       20300901           2,933.03      381,450.00
6360386038                 PD        69.00        8.38        20001001       20300901           2,280.22      300,000.00
6363249043                 SF        78.20        8.38        20001001       20300901           2,728.66      359,000.00
6364016227                 PD        80.00        7.75        20001001       20300901           3,461.71      483,200.00
6366239074                 SF        80.00        8.50        20000901       20300801           4,551.97      592,000.00
6368623085                 SF        62.50        8.25        20001001       20300901           2,441.62      325,000.00
6370360783                 SF        80.00        8.00        20001001       20300901           3,522.08      480,000.00
6371043909                 PD        80.00        8.25        20001001       20300901           4,537.66      604,000.00
6371416378                 SF        80.00        7.88        20001001       20300901           2,175.21      300,000.00
6380050937                 PA        80.00        8.38        20001001       20300901           2,219.42      292,000.00
6380082153                 SF        90.00        8.38        20001001       20300901           2,052.20      270,000.00
6380433869                 PD        80.00        8.38        20000901       20300801           2,292.38      301,600.00
6380478674                 4F        90.00        8.50        20001001       20300901           2,768.09      360,000.00
6381454393                 SF        95.00        8.38        20001001       20300901           2,198.70      289,275.00
6383191670                 PD        80.00        8.25        20001001       20300901           3,059.16      407,200.00
6383221949                 SF        37.30        8.38        20001001       20300901           2,280.22      300,000.00
6385093890                 SF        80.00        8.25        20001001       20300901           2,033.68      270,700.00
6385454928                 SF        89.90        8.38        20001001       20300901           2,371.05      311,950.00
6387296996                 SF        95.00        8.63        20001001       20300901           2,113.26      271,700.00
6387743385                 SF        80.00        8.00        20001001       20300901           2,641.56      360,000.00
6390341300                 PD        67.40        8.75        20001001       20300901           2,360.11      300,000.00
6395546408                 SF        80.00        8.00        20001001       20300901           2,553.51      348,000.00
6396762418                 PD        80.00        8.00        20001001       20300901           2,436.10      332,000.00
6396921121                 PD        80.00        8.00        20001001       20300901           1,872.57      255,200.00
6399483657                 SF        69.40        8.38        20000901       20300801           4,560.44      600,000.00
6400210099                 PD        66.70        8.63        20001001       20300901           3,733.40      480,000.00
6400843576                 4F        90.00        9.25        20001001       20300901           2,902.40      352,800.00
6402574534                 SF        70.70        8.50        20001001       20300901           2,229.85      290,000.00
6406273810                 SF        80.00        8.38        20001001       20300901           4,681.29      615,900.00
6407056768                 PD        50.10        8.38        20000901       20300801           2,569.05      338,000.00
6409510846                 SF        80.00        8.50        20001001       20300901           2,824.38      367,320.00
6409746879                 PD        78.30        8.13        20001001       20300901           4,332.48      583,500.00
6409859383                 SF        39.10        8.63        20001001       20250901           2,929.21      360,000.00
6412600733                 SF        80.00        8.38        20001001       20300901           2,584.25      340,000.00
6415161642                 4F        78.80        8.63        20000901       20300801           5,055.64      650,000.00
6417406078                 PA        80.00        8.38        20001001       20300901           2,249.82      296,000.00
6419429698                 SF        80.00        8.63        20001001       20300901           2,320.93      298,400.00
6420149640                 SF        69.60        8.25        20001001       20300901           2,223.75      296,000.00
6420907831                 PD        50.70        8.50        20000901       20300801           2,306.75      300,000.00
6421094472                 SF        80.00        8.63        20001001       20300901           3,204.50      412,000.00
6422950946                 SF        76.60        8.25        20000901       20300801           2,216.24      295,000.00
6423341855                 PA        80.00        8.00        20001001       20300901           2,515.35      342,800.00
6427191223                 PD        80.00        7.50        20001001       20300901           2,328.14      332,965.00
6427423568                 SF        80.00        8.50        20001001       20300901           2,798.85      364,000.00
6430752045                 PA        80.00        8.50        20001001       20300901           3,229.44      420,000.00
6431519443                 SF        78.30        8.75        20000901       20300801           5,113.56      650,000.00
6441757074                 SF        65.90        8.38        20001001       20300901           2,204.21      290,000.00
6443069015                 SF        43.10        8.00        20001001       20300901           3,118.50      425,000.00
6446812817                 SF        80.00        8.50        20001001       20300901           3,143.32      408,800.00
6450089807                 PD        95.00        8.00        20001001       20300901           1,986.67      270,750.00
6450438434                 PD        59.60        8.50        20000901       20300801           2,268.30      295,000.00
6454508844                 SF        35.10        8.38        20001001       20300901           5,472.52      720,000.00
6462437234                 SF        63.30        8.50        20001001       20300901           2,652.76      345,000.00
6463365061                 SF        80.00        8.38        20001001       20300901           3,101.10      408,000.00
6463690385                 PD        80.00        8.63        20001001       20300901           2,314.71      297,600.00
6465166145                 PD        80.00        8.50        20000901       20300801           2,288.29      297,600.00
6467240286                 PD        76.20        8.50        20001001       20300901           2,466.23      320,742.00
6467271802                 SF        80.00        8.50        20001001       20300901           2,891.12      376,000.00
6467273790                 SF        80.00        8.38        20001001       20300901           2,559.93      336,800.00
6468401192                 SF        80.00        8.50        20001001       20300901           4,059.87      528,000.00
6468898496                 PA        80.00        8.25        20000901       20300801           2,163.65      288,000.00
6470454825                 SF        64.30        7.88        20001001       20300901           2,610.25      360,000.00
6470983716                 TH        90.00        8.50        20001001       20300901           2,622.77      341,100.00
6471380466                 SF        73.20        8.25        20001001       20300901           2,584.36      344,000.00
6474249627                 PD        80.00        8.63        20001001       20300901           3,862.12      496,550.00
6476017980                 PD        80.00        8.25        20001001       20300901           2,262.81      301,199.00
6477345810                 SF        54.70        8.38        20001001       20300901           2,280.22      300,000.00
6479107648                 SF        65.60        8.63        20001001       20300901           3,305.61      425,000.00
6480478277                 SF        75.00        8.75        20001001       20300901           2,330.60      296,250.00
6480925673                 SF        90.00        8.38        20001001       20300901           2,523.83      332,050.00
6482267363                 SF        74.00        8.50        20001001       20300901           2,498.97      325,000.00
6484674574                 SF        80.00        8.63        20001001       20300901           2,800.05      360,000.00
6485037342                 SF        80.00        8.00        20000901       20300801           3,698.18      504,000.00
6486559377                 SF        72.00        8.13        20001001       20300901           2,390.85      322,000.00
6487125913                 PD        80.00        8.13        20001001       20300901           4,395.59      592,000.00
6488366201                 SF        80.00        7.75        20001001       20300901           3,008.94      420,000.00
6492022717                 SF        35.60        8.00        20001001       20300901           2,249.36      306,550.00
6492639148                 SF        41.70        8.50        20001001       20300901           7,689.14    1,000,000.00
6496454908                 SF        90.00        8.25        20001001       20300901           2,771.43      368,900.00
6497794864                 PD        77.90        8.25        20001001       20300901           3,606.08      480,000.00
6498223178                 SF        46.50        8.25        20000901       20300801           3,005.07      400,000.00
6498798187                 SF        58.40        8.00        20001001       20300901           3,353.31      457,000.00
6501099748                 PD        75.00        8.38        20001001       20300901           3,577.29      470,650.00
6505509478                 SF        80.00        8.25        20001001       20300901           2,914.92      388,000.00
6506339156                 PD        66.70        8.13        20001001       20300901           2,227.50      300,000.00
6508328546                 SF        80.00        8.38        20001001       20300901           2,371.43      312,000.00
6508420863                 PD        90.00        7.88        20001001       20300901           2,270.92      313,200.00
6509820723                 PD        61.10        8.63        20001001       20300901           2,971.16      382,000.00
6510519207                 SF        80.00        8.63        20001001       20300901           2,582.27      332,000.00
6510763151                 PD        90.00        8.25        20001001       20300901           2,364.47      314,730.00
6511277102                 SF        80.00        8.25        20001001       20300901           2,518.25      335,200.00
6516707863                 SF        75.00        8.38        20000901       20300801           3,351.92      441,000.00
6517597214                 SF        80.00        8.50        20001001       20300901           3,998.36      520,000.00
6519559592                 SF        59.40        8.13        20001001       20300901           2,969.99      400,000.00
6522745394                 SF        79.80        8.25        20001001       20300901           2,667.00      355,000.00
6523542295                 PD        90.00        8.50        20001001       20300901           3,037.98      395,100.00
6524740781                 SF        70.00        8.38        19991101       20291001           4,889.55      643,300.00
6525143142                 SF        80.00        8.75        20000901       20300801           2,297.17      292,000.00
6529090604                 SF        80.00        8.38        20000901       20300801           2,237.66      294,400.00
6534694317                 SF        80.00        8.25        20001001       20300901           2,506.23      333,600.00
6537719673                 SF        35.10        8.50        20000901       20300801           7,689.14    1,000,000.00
6541846314                 SF        80.00        8.75        20001001       20300901           2,139.83      272,000.00
6545601277                 PD        80.00        8.50        20001001       20300901           3,229.44      420,000.00
6546176808                 PD        79.90        8.63        20001001       20300901           2,084.48      268,000.00
6547821691                 SF        80.00        8.38        20000901       20300801           2,894.36      380,800.00
6548641296                 SF        77.90        8.13        20001001       20300901           2,227.50      300,000.00
6549193420                 PD        80.00        8.63        20001001       20300901           2,930.72      376,800.00
6550376906                 SF        62.50        8.50        20001001       20300901           2,114.52      275,000.00
6552604545                 SF        69.60        7.88        20001001       20300901           3,842.87      530,000.00
6555168605                 SF        45.70        8.00        20001001       20300901           2,714.93      370,000.00
6558180706                 SF        80.00        8.50        20001001       20300901           2,761.94      359,200.00
6558309982                 SF        90.00        8.38        20001001       20300901           2,000.90      263,250.00
6562894979                 PD        80.00        8.25        20001001       20300901           2,212.09      294,447.00
6563209045                 SF        91.50        8.50        20001001       20300901           2,737.73      356,051.00
6563960019                 SF        80.00        7.88        20001001       20300901           3,306.32      456,000.00
6567305385                 PD        90.00        7.88        20000901       20300801           1,890.48      260,730.00
6568705245                 PD        80.00        8.13        20001001       20300901           2,673.00      360,000.00
6570057338                 SF        80.00        8.38        20001001       20300901           2,389.67      314,400.00
6571892113                 PD        90.00        8.63        20001001       20300901           2,471.31      317,734.00
6576237538                 SF        80.00        8.25        20000901       20300801           2,878.86      383,200.00
6579752814                 SF        76.90        8.25        20000901       20300801           3,005.07      400,000.00
6580044474                 SF        80.00        8.38        20001001       20300901           4,864.47      640,000.00
6582759848                 PD        80.00        8.63        20001001       20300901           2,315.33      297,680.00
6583034845                 SF        80.00        8.13        20001001       20300901           2,227.50      300,000.00
6587511806                 SF        80.00        8.25        20001001       20300901           3,455.83      460,000.00
6590281066                 SF        67.70        8.63        20001001       20200901           2,758.62      315,000.00
6591149486                 SF        80.00        8.88        20000901       20300801           2,418.77      304,000.00
6593016402                 SF        46.20        8.63        20000901       20300801           2,333.37      300,000.00
6593975094                 SF        80.00        8.00        20001001       20300901           2,929.19      399,200.00
6594641893                 PD        80.00        8.25        20001001       20300901           2,668.50      355,200.00
6597689428                 SF        70.00        8.50        20001001       20300901           3,094.88      402,500.00
6598141577                 SF        95.00        8.75        20001001       20300901           2,055.26      261,250.00
6602600907                 PD        80.00        8.38        20001001       20300901           2,602.40      342,388.00
6604235272                 SF        73.00        8.38        20001001       20300901           4,940.47      650,000.00
6609523011                 2F        60.20        8.50        20001001       20300901           3,344.78      435,000.00
6610507987                 SF        76.70        8.63        20001001       20300901           2,862.27      368,000.00
6611534790                 SF        76.20        8.63        20001001       20300901           2,395.60      308,000.00
6612534559                 SF        80.00        8.38        20001001       20300901           2,383.59      313,600.00
6613261418                 SF        80.00        8.50        20001001       20300901           2,891.12      376,000.00
6614653118                 SF        80.00        8.63        20001001       20300901           2,333.37      300,000.00
6617524753                 SF        61.50        8.00        20001001       20300901           3,522.08      480,000.00
6618562828                 PD        80.00        7.63        20001001       20300901           2,604.69      368,000.00
6620302023                 PD        80.00        8.25        20001001       20300901           3,816.44      508,000.00
6620870946                 SF        61.50        8.00        20001001       20300901           3,514.92      479,025.00
6622548482                 SF        90.00        8.50        20001001       20300901           2,179.87      283,500.00
6622943857                 SF        74.40        8.50        20001001       20300901           2,660.45      346,000.00
6629071876                 PA        80.00        9.00        20000901       20300801           2,123.56      263,920.00
6629688190                 PA        85.20        8.38        20001001       20300901           2,409.43      317,000.00
6629799906                 SF        72.70        8.38        20000901       20300801           3,040.29      400,000.00
6630343587                 PD        80.00        8.13        20000901       20300801           2,108.70      284,000.00
6630439815                 SF        95.00        8.75        20000901       20300801           2,196.24      279,170.00
6633311078                 PD        80.00        8.25        20001001       20300901           3,906.59      520,000.00
6633954901                 SF        80.00        7.88        20001001       20300901           2,088.20      288,000.00
6634644055                 PD        79.60        8.38        20000901       20300801           3,510.78      461,900.00
6637517761                 SF        80.00        8.25        20000901       20300801           2,644.46      352,000.00
6648742671                 PD        80.00        8.13        20001001       20300901           2,583.90      348,000.00
6648869839                 SF        45.80        8.38        20001001       20300901           2,888.28      380,000.00
6651218809                 SF        72.00        8.38        20001001       20300901           3,009.89      396,000.00
6652711497                 PD        80.00        8.25        20000901       20300801           3,786.39      504,000.00
6654518015                 PD        74.70        8.38        20001001       20300901           3,526.74      464,000.00
6654559514                 PD        80.00        8.25        20001001       20300901           4,778.06      636,000.00
6657822018                 SF        90.00        8.75        20001001       20300901           2,591.40      329,400.00
6659815382                 PD        80.00        8.38        20001001       20300901           2,304.54      303,200.00
6659970781                 SF        52.90        8.38        20001001       20300901           3,116.30      410,000.00
6662356549                 SF        60.00        8.00        20001001       20300901           2,201.30      300,000.00
6665017940                 SF        70.00        7.88        20000901       20300801           3,700.03      510,300.00
6667028549                 PD        70.70        8.13        20001001       20300901           2,969.99      400,000.00
6667420779                 SF        80.00        8.00        20001001       20300901           2,025.20      276,000.00
6669916923                 SF        80.00        8.25        20001001       20300901           2,121.58      282,400.00
6670432456                 SF        73.80        8.38        20001001       20300901           2,143.41      282,000.00
6671440482                 SF        75.00        8.13        20001001       20300901           2,060.43      277,500.00
6676394874                 PA        63.80        8.38        20000901       20300801           2,660.26      350,000.00
6677676147                 SF        80.00        8.38        20001001       20300901           2,359.27      310,400.00
6678323418                 SF        80.00        8.50        20001001       20300901           2,645.07      344,000.00
6680465660                 SF        80.00        8.38        20001001       20300901           2,614.65      344,000.00
6680631972                 SF        57.50        8.50        20001001       20300901           2,518.20      327,500.00
6680813281                 2F        66.70        8.75        20000901       20300801           3,146.81      400,000.00
6682752768                 PD        79.70        8.75        20000901       20300801           2,651.19      337,000.00
6685535293                 SF        80.00        8.00        20001001       20300901           3,114.84      424,500.00
6686207728                 SF        80.00        7.75        20001001       20300901           2,060.41      287,600.00
6686317170                 PD        59.50        8.00        20000901       20300801           2,135.26      291,000.00
6686568483                 PD        80.00        8.38        20001001       20300901           3,675.71      483,600.00
6688515920                 SF        95.00        9.13        20000901       20300801           2,512.10      308,750.00
6691191651                 PD        80.00        8.75        20000901       20300801           2,792.08      354,910.00
6691834854                 PD        80.00        8.25        20001001       20300901           3,172.00      422,219.00
6693716414                 SF        80.00        7.75        20001001       20300901           2,808.34      392,000.00
6697347042                 SF        65.50        8.38        20001001       20300901           2,477.84      326,000.00
6699219942                 PA        75.00        8.88        20000901       20300801           2,207.92      277,500.00
6701482199                 PD        80.00        8.25        20000901       20300801           4,397.92      585,400.00
6702361129                 PD        80.00        8.50        20000901       20300801           2,042.24      265,600.00
6702385433                 SF        58.80        8.75        20000901       20300801           3,540.16      450,000.00
6705521703                 SF        74.40        8.88        20001001       20300901           2,307.38      290,000.00
6705742697                 SF        80.00        8.38        20001001       20300901           2,189.01      288,000.00
6706538409                 SF        80.00        7.75        20001001       20300901           3,352.81      468,000.00
6708631988                 PA        80.00        7.88        20001001       20300901           2,265.06      312,392.00
6710551174                 SF        90.00        8.50        20001001       20300901           2,283.68      297,000.00
6711109527                 SF        65.70        8.50        20001001       20300901           8,842.51    1,150,000.00
6711265113                 SF        80.00        8.00        20001001       20300901           2,524.16      344,000.00
6712483582                 SF        80.00        8.38        20001001       20300901           2,602.49      342,400.00
6712517165                 SF        80.00        7.75        20001001       20300901           2,579.09      360,000.00
6717646944                 SF        80.00        8.75        20000901       20300801           2,561.50      325,600.00
6718364760                 SF        80.00        8.50        20001001       20300901           2,368.26      308,000.00
6718369488                 SF        54.10        8.25        20000901       20300801           3,455.83      460,000.00
6719965961                 SF        80.00        8.88        20001001       20300901           2,412.40      303,200.00
6722009641                 PD        75.50        8.13        20000901       20300801           2,969.99      400,000.00
6726390914                 PA        80.00        8.00        20000901       20300801           2,465.45      336,000.00
6726543363                 PD        80.00        8.38        20001001       20300901           3,161.91      416,000.00
6726715482                 PD        90.00        9.25        20000901       20300801           2,373.75      288,540.00
6728624294                 SF        75.00        9.00        20000901       20300801           2,317.32      288,000.00
6729617255                 SF        80.00        7.63        20001001       20300901           2,176.33      307,480.00
6729831203                 SF        80.00        8.25        20001001       20300901           3,305.58      440,000.00
6731196561                 SF        80.00        8.38        20000901       20300801           2,587.29      340,400.00
6735715085                 SF        95.00        8.63        20001001       20300901           2,105.87      270,750.00
6738599999                 SF        67.70        8.38        20001001       20300901           3,344.32      440,000.00
6740432262                 SF        95.00        8.63        20001001       20300901           2,216.71      285,000.00
6747592894                 2F        80.00        8.00        20001001       20300901           3,316.62      452,000.00
6748679542                 SF        72.50        8.50        20001001       20300901           3,344.78      435,000.00
6752099488                 PD        80.00        8.75        20001001       20300901           2,580.38      328,000.00
6753046694                 PD        80.00        8.25        20001001       20300901           2,345.73      312,236.00
6753902961                 SF        80.00        8.25        20001001       20300901           2,103.55      280,000.00
6756248479                 PD        80.00        8.50        20001001       20300901           2,048.39      266,400.00
6757505323                 2F        80.00        8.25        20001001       20300901           3,185.38      424,000.00
6757953689                 SF        64.70        8.00        20000901       20300801           2,017.86      275,000.00
6760821337                 2F        79.90        8.00        20001001       20300901           4,255.84      580,000.00
6761916516                 PA        80.00        8.50        20001001       20300901           3,457.04      449,600.00
6764026644                 PD        80.00        8.50        20001001       20300901           2,937.25      382,000.00
6765640831                 SF        74.50        7.88        20001001       20300901           3,371.58      465,000.00
6768285709                 PD        74.70        8.25        20001001       20300901           2,629.44      350,000.00
6768626688                 PA        80.00        8.50        20001001       20300901           2,368.26      308,000.00
6769184257                 SF        68.50        7.88        20001001       20300901           5,514.16      760,500.00
6771876551                 SF        62.70        7.88        20001001       20300901           3,045.30      420,000.00
6773100349                 SF        79.90        8.38        20001001       20300901           2,234.62      294,000.00
6776299056                 SF        80.00        7.88        20001001       20300901           2,592.85      357,600.00
6778976586                 SF        57.60        7.63        20001001       20300901           1,911.05      270,000.00
6781834111                 SF        80.00        8.25        20001001       20300901           2,319.92      308,800.00
6782384306                 SF        35.50        8.13        20001001       20300901           2,227.50      300,000.00
6782490178                 SF        79.90        8.38        20000901       20300801           2,424.64      319,000.00
6783421388                 SF        80.00        8.50        20001001       20300901           3,321.71      432,000.00
6783673426                 PD        79.50        8.63        20000901       20300801           2,255.60      290,000.00
6785609949                 SF        77.90        8.25        20001001       20300901           2,253.80      300,000.00
6786740123                 PD        80.00        7.88        20001001       20300901           2,088.20      288,000.00
6787008967                 PD        80.00        8.38        20001001       20300901           4,760.53      626,325.00
6788960828                 PD        80.00        8.63        20001001       20300901           2,240.04      288,000.00
6789313993                 SF        80.00        8.13        20001001       20300901           3,771.89      508,000.00
6792751866                 SF        80.00        8.75        20000901       20300801           2,202.77      280,000.00
6792897701                 SF        80.00        8.38        20001001       20300901           4,195.60      552,000.00
6795488375                 SF        80.00        8.25        20001001       20300901           2,704.56      360,000.00
6796172549                 SF        80.00        8.75        20001001       20300901           2,127.24      270,400.00
6801547958                 SF        50.00        9.00        20001001       20300901           3,198.38      397,500.00
6802833902                 PA        80.00        8.63        20001001       20300901           2,613.38      336,000.00
6806361728                 PD        80.00        8.38        20001001       20300901           2,872.38      377,908.00
6808385717                 SF        74.60        8.38        20001001       20300901           2,158.61      284,000.00
6809055699                 SF        80.00        8.25        20001001       20300901           2,476.18      329,600.00
6811148169                 PD        80.00        8.50        20001001       20300901           2,522.04      328,000.00
6813581607                 PD        76.50        8.50        20001001       20300901           3,383.22      440,000.00
6813971279                 SF        56.30        8.38        20001001       20300901           3,207.51      422,000.00
6818512961                 PA        80.00        8.63        20000901       20300801           2,177.82      280,000.00
6819078871                 PA        75.00        8.38        20001001       20300901           2,223.22      292,500.00
6821734701                 SF        49.60        8.25        20001001       20300901           2,479.18      330,000.00
6822038318                 SF        86.10        8.50        20001001       20300901           2,020.32      262,749.00
6822203250                 SF        68.80        8.25        20001001       20300901           4,883.24      650,000.00
6822611403                 SF        73.90        8.38        20001001       20300901           1,976.19      260,000.00
6823796245                 SF        80.00        8.63        20001001       20300901           2,269.21      291,750.00
6824063983                 SF        80.00        8.50        20000901       20300801           3,930.69      511,200.00
6824682154                 PD        80.00        8.25        20001001       20300901           2,253.80      300,000.00
6826123546                 PD        74.80        8.13        20001001       20300901           2,264.62      305,000.00
6829404505                 PD        57.70        8.13        20001001       20300901           2,227.50      300,000.00
6829998654                 SF        79.90        8.75        20001001       20300901           4,940.48      628,000.00
6833073577                 SF        42.90        8.63        20001001       20300901           2,333.37      300,000.00
6833218800                 PD        79.80        8.38        20001001       20300901           2,189.01      288,000.00
6835000396                 SF        75.00        8.63        20001001       20300901           2,712.55      348,750.00
6835721710                 SF        80.00        8.63        20001001       20300901           2,582.27      332,000.00
6836048576                 SF        69.00        8.38        20001001       20300901           3,724.36      490,000.00
6838124078                 SF        80.00        7.75        20000901       20300801           3,725.35      520,000.00
6838818414                 PD        80.00        8.25        20001001       20300901           2,102.80      279,900.00
6840014176                 PD        75.00        8.00        20001001       20300901           2,724.11      371,250.00
6840343401                 PD        80.00        8.13        20000901       20300801           3,439.25      463,200.00
6843634541                 SF        76.90        8.38        20001001       20300901           3,800.37      500,000.00
6843917078                 PA        80.00        8.50        20001001       20300901           2,506.66      326,000.00
6845235511                 SF        80.00        8.38        20000901       20300801           3,058.54      402,400.00
6853303342                 SF        80.00        8.50        20001001       20300901           2,860.36      372,000.00
6854492847                 SF        67.00        7.88        20000901       20300801           2,131.71      294,000.00
6857502998                 PA        75.00        8.75        20001001       20300901           3,127.14      397,500.00
6859071034                 4F        90.00        9.13        20000901       20300801           2,101.62      258,300.00
6861174164                 SF        80.00        8.50        20001001       20300901           3,075.66      400,000.00
6862285597                 SF        80.00        8.63        20000901       20300801           2,859.16      367,600.00
6862363634                 SF        80.00        8.50        20000901       20300801           2,239.08      291,200.00
6863150535                 SF        80.00        8.25        20001001       20300901           3,744.32      498,400.00
6863383144                 SF        65.30        8.00        20000901       20300801           4,769.47      650,000.00
6863932775                 SF        44.20        8.00        20001001       20300901           3,081.82      420,000.00
6864143299                 SF        80.00        8.13        20001001       20300901           3,317.48      446,800.00
6865941071                 PD        80.00        7.88        20001001       20300901           2,268.02      312,800.00
6867703131                 SF        80.00        8.25        20001001       20300901           2,325.93      309,600.00
6867761683                 PD        95.00        9.00        20001001       20300901           2,300.28      285,882.00
6868129450                 PD        58.30        8.25        20000901       20300801           2,253.80      300,000.00
6868963106                 SF        86.20        8.75        20001001       20300901           2,202.77      280,000.00
6869681830                 SF        57.20        8.50        20001001       20300901           2,860.36      372,000.00
6871340300                 SF        92.10        8.50        20001001       20300901           2,107.15      274,042.00
6873412602                 PD        59.90        8.25        20001001       20300901           2,479.18      330,000.00
6873480542                 SF        78.90        8.38        20001001       20300901           2,280.22      300,000.00
6873537663                 PD        65.40        8.75        20000901       20300801           2,360.11      300,000.00
6874501064                 PD        80.00        8.63        20000901       20300801           3,104.94      399,200.00
6875496587                 SF        85.00        8.88        20001001       20300901           2,968.95      373,150.00
6876702520                 SF        80.00        8.63        20001101       20301001           3,457.75      444,560.00
6877218674                 PD        80.00        8.63        20001001       20300901           2,706.71      348,000.00
6877890563                 SF        80.00        8.50        20000901       20300801           3,383.22      440,000.00
6879649314                 SF        80.00        8.38        20001001       20300901           2,827.47      372,000.00
6879753140                 PD        90.00        8.50        20000901       20300801           2,027.63      263,700.00
6882833533                 SF        73.80        8.50        20001001       20300901           2,921.88      380,000.00
6883695360                 SF        90.00        8.38        20000901       20300801           2,565.25      337,500.00
6883723956                 PD        80.00        8.25        20001001       20300901           3,786.39      504,000.00
6884893899                 PD        80.00        8.38        20001001       20300901           2,614.65      344,000.00
6885983871                 PA        80.00        8.63        20001001       20300901           2,233.82      287,200.00
6890207282                 2F        69.70        8.50        20001001       20300901           3,529.32      459,000.00
6891702257                 SF        63.00        8.25        20001001       20300901           2,554.31      340,000.00
6893805249                 SF        80.00        8.38        20001001       20300901           2,511.28      330,400.00
6894835773                 PA        80.00        8.63        20001001       20300901           2,277.37      292,800.00
6902620274                 PD        80.00        7.63        20001001       20300901           1,955.99      276,350.00
6903725791                 PD        80.00        7.75        20000901       20300801           2,665.06      372,000.00
6905092588                 SF        80.00        8.63        20000901       20300801           2,737.83      352,000.00
6907239393                 SF        63.80        7.88        20000901       20300801           2,682.76      370,000.00
6907269507                 PA        80.00        8.63        20000901       20300801           2,053.37      264,000.00
6907706821                 SF        75.80        8.00        20000901       20300801           2,127.92      290,000.00
6910273454                 SF        80.00        8.25        20001001       20300901           2,193.70      292,000.00
6912138523                 SF        54.30        8.75        20001001       20300901           2,753.46      350,000.00
6915162744                 SF        79.80        8.13        20001001       20300901           4,826.24      650,000.00
6916034082                 PD        77.60        8.50        20001001       20300901           4,174.47      542,904.00
6918221869                 PA        89.90        8.63        20001001       20300901           2,202.59      283,185.00
6919542974                 CH        83.30        8.50        20000901       20300801           2,306.75      300,000.00
6919666138                 SF        80.00        8.13        20001001       20300901           2,821.49      380,000.00
6919903887                 2F        57.00        8.50        20000901       20300801           2,552.80      332,000.00
6921305766                 SF        80.00        8.38        20001001       20300901           2,608.57      343,200.00
6921634199                 SF        80.00        8.50        20001001       20300901           4,244.41      552,000.00
6922811804                 PD        80.00        8.50        20001001       20300901           2,306.75      300,000.00
6923549593                 PD        59.30        8.25        20000901       20300801           2,629.44      350,000.00
6926252922                 PD        90.00        8.38        20001001       20300901           2,394.23      315,000.00
6926657088                 SF        90.00        8.38        20001001       20300901           2,052.20      270,000.00
6926838100                 SF        80.00        8.50        20001001       20300901           3,242.30      421,672.00
6926922961                 SF        80.00        8.13        20001001       20300901           2,465.10      332,000.00
6927113768                 SF        65.20        8.00        20001001       20300901           2,751.62      375,000.00
6927544087                 SF        80.00        8.38        20001001       20300901           2,705.86      356,000.00
6929227194                 PA        80.00        8.13        20001001       20300901           3,108.66      418,675.00
6931808429                 PA        80.00        8.88        20001001       20300901           3,685.43      463,200.00
6931840976                 PD        69.10        8.38        20001001       20300901           4,940.47      650,000.00
6933750736                 PA        75.00        8.38        20001001       20300901           3,984.68      524,250.00
6934412625                 SF        72.80        8.38        20001001       20300901           2,242.22      295,000.00
6934578748                 SF        95.00        8.50        20001001       20300901           2,191.41      285,000.00
6934924694                 SF        80.00        8.50        20001001       20300901           3,936.84      512,000.00
6935811320                 SF        62.80        8.50        20001001       20300901           2,752.72      358,000.00
6938584023                 PD        80.00        8.00        20000901       20300801           2,054.55      280,000.00
6938809677                 SF        80.00        8.50        20001001       20300901           2,549.72      331,600.00
6940861732                 PD        80.00        8.50        20000901       20300801           2,337.50      304,000.00
6941112671                 PD        80.00        8.25        20001001       20300901           3,954.67      526,400.00
6942871549                 SF        80.00        8.25        20001001       20300901           2,758.79      367,200.00
6943130168                 SF        88.10        8.50        20001001       20300901           1,999.18      260,000.00
6943614542                 SF        75.00        8.00        20001001       20300901           2,201.20      299,987.00
6943646122                 PD        80.00        8.25        20001001       20300901           2,554.31      340,000.00
6946890560                 PD        75.80        8.75        20000901       20300801           3,209.74      408,000.00
6946996300                 SF        64.90        8.50        20001001       20300901           4,290.54      558,000.00
6947222169                 SF        60.70        8.25        20001001       20300901           3,192.89      425,000.00
6949471996                 SF        92.10        7.75        20001001       20300901           3,067.22      428,136.00
6949511080                 SF        80.00        8.75        20000901       20300801           2,265.07      287,920.00
6951033825                 SF        71.40        8.50        20000901       20300801           2,306.75      300,000.00
6951150421                 SF        80.00        8.25        20001001       20300901           3,125.27      416,000.00
6952342415                 PD        54.90        7.75        20001001       20300901           2,005.96      280,000.00
6953445209                 SF        90.00        8.50        20001001       20300901           2,062.23      268,200.00
6953584569                 PA        89.90        8.63        20000901       20300801           2,227.59      286,400.00
6956012113                 SF        85.00        8.25        20001001       20300901           2,547.55      339,100.00
6956596131                 SF        50.30        8.38        20001001       20300901           3,800.37      500,000.00
6957727628                 SF        80.00        8.50        20001001       20300901           3,567.76      464,000.00
6957843045                 2F        80.00        8.38        20001001       20300901           3,283.52      432,000.00
6959161925                 PD        80.00        8.63        20001001       20300901           2,706.71      348,000.00
6959668689                 SF        68.40        8.50        20001001       20300901           2,498.97      325,000.00
6960821525                 SF        80.00        8.50        20001001       20300901           2,454.38      319,200.00
6961808265                 SF        67.40        8.63        20000901       20300801           2,411.15      310,000.00
6963919482                 PA        80.00        8.63        20001001       20300901           2,333.37      300,000.00
6964799115                 PD        88.90        8.50        20001001       20300901           3,075.66      400,000.00
6964992702                 SF        80.00        8.50        20000901       20300801           3,598.52      468,000.00
6966027978                 PA        80.00        8.63        20001001       20300901           3,080.05      396,000.00
6967655231                 SF        80.00        8.63        20000901       20300801           3,104.94      399,200.00
6968220175                 PA        80.00        8.75        20001001       20300901           3,782.46      480,800.00
6970315369                 PD        95.00        8.38        20001001       20300901           2,018.19      265,525.00
6970545890                 SF        75.00        7.88        20001001       20300901           2,691.83      371,250.00
6972891235                 SF        80.00        7.88        20001001       20300901           2,906.08      400,800.00
6973221697                 SF        64.30        8.50        20000901       20300801           2,768.09      360,000.00
6977887782                 PD        76.10        8.25        20001001       20300901           2,629.44      350,000.00
6978979190                 SF        80.00        8.50        20000901       20300801           2,582.94      335,920.00
6979722177                 PD        54.40        8.75        20001001       20300901           2,737.72      348,000.00
6981195016                 PD        68.30        8.13        20000901       20300801           4,454.99      600,000.00
6981900167                 PA        80.00        8.63        20001001       20300901           3,241.83      416,800.00
6982343599                 SF        95.00        8.50        20000701       20300601           2,264.46      294,500.00
6982946391                 SF        80.00        8.00        20000901       20300801           3,962.33      540,000.00
6983436780                 SF        69.20        8.25        20001001       20300901           2,779.69      370,000.00
6984657350                 SF        80.00        8.63        20000901       20300801           2,395.60      308,000.00
6985029922                 PD        62.90        7.88        20001001       20300901           2,175.21      300,000.00
6985623922                 PD        80.00        8.25        20001001       20300901           2,253.80      300,000.00
6986115811                 SF        46.50        8.50        20000901       20300801           2,306.75      300,000.00
6986713185                 SF        65.00        9.25        20001001       20300901           2,673.70      325,000.00
6987849715                 SF        27.50        8.75        20001001       20300901           2,360.11      300,000.00
6994783477                 PA        80.00        8.38        20001001       20300901           3,192.31      420,000.00
0028602662                 SF        64.40        9.00        20001001       20300901           2,413.87      300,000.00
0028797322                 SF        80.00        8.00        20001001       20300901           2,588.72      352,800.00
0028836708                 SF        79.60        8.75        20001001       20300901           2,847.86      362,000.00
0028879971                 SF        50.30        8.38        20001001       20300901           3,040.29      400,000.00
6023542738                 PA        70.00        8.25        20001001       20300901           2,540.04      338,100.00
0028963080                 SF        80.00        7.88        20000201       20300101           2,755.27      380,000.00
0028958437                 SF        80.00        8.50        20000701       20300601           2,368.26      308,000.00
0028963130                 PD        90.00        9.00        20000801       20300701           2,041.73      253,750.00
0028933281                 SF        90.00        8.50        20000901       20300801           1,965.35      255,600.00
0028935484                 SF        80.00        8.50        20000901       20300801           2,091.45      272,000.00
0028936417                 SF        74.80        8.50        20000901       20300801           2,053.00      267,000.00
0028964203                 SF        63.20        8.50        20000901       20300801           2,498.97      325,000.00
0028966406                 PD        71.40        7.88        20000901       20300801           2,030.19      280,000.00
0028967123                 SF        74.50        7.88        20000901       20300801           2,175.21      300,000.00
0028965721                 SF        80.00        8.00        20000901       20300801           2,458.11      335,000.00



                                                          BANK OF AMERICA
                                                           MORTGAGE LOAN
                                                              SCHEDULE
                                                       BOAMS 2000-6 10/26/00


(continued)


LOAN                        SCHEDULED                                        PMI          REM
NUMBER                         UPB            PURPOSE        APPRAISAL       CODE         TERM          FIC
------------                ------------      -------        -----------    -----         ----         -----
0023662745                    423,729.62      REFINO          530,000.00                  359           683
0028166999                    525,543.66       PURCH          658,000.00                  359           697
0028460285                    388,532.43       PURCH          486,500.00                  359           764
0028552206                    323,341.70       PURCH          410,000.00                  357           716
0028592970                    321,289.69       PURCH          404,000.00                  359           776
0028595411                    341,446.50       PURCH          429,000.00                  359           635
0028598894                    469,715.28      REFINO          602,000.00                  359           688
0028618510                    311,075.51       PURCH          392,000.00                  359           765
0028637189                    471,583.36       PURCH          590,000.00                  359           769
0028674455                    332,748.30       PURCH          425,000.00                  359           797
0028674984                    337,100.03       PURCH          375,000.00      13          358           660
0028706208                    345,834.03       PURCH          433,000.00                  358           741
0028708311                    492,814.12       PURCH          621,000.00                  358           738
0028715225                    379,537.97       PURCH          478,000.00                  358           765
0028721926                    566,773.76       PURCH          875,000.00                  358           694
0028729531                    315,009.05       PURCH          400,000.00                  359           686
0028732592                    395,760.10       PURCH          500,000.00                  359           682
0028732626                    376,767.22       PURCH          503,000.00                  358           776
0028732857                    259,632.65      REFINO          300,000.00      01          358           680
0028733921                    319,429.12       PURCH          410,000.00                  357           759
0028734929                    488,358.07       PURCH          895,000.00                  358           655
0028739555                    312,369.72       PURCH          391,000.00                  358           754
0028739597                    279,838.91       PURCH          365,000.00                  359           743
0028741528                    279,909.24       PURCH          295,000.00      06          358           751
0028742260                    359,781.91       PURCH          458,000.00                  359           769
0028742427                    349,595.80       PURCH          449,000.00                  358           698
0028748481                    331,808.98       PURCH          415,000.00                  359           676
0028753945                    450,579.03       PURCH          791,000.00                  358           705
0028761260                    324,808.12      REFINO          600,000.00                  359           787
0028763241                    311,121.00       PURCH          450,000.00                  358           693
0028768372                    318,343.32       PURCH          400,000.00                  357           698
0028770428                    362,768.53       PURCH          460,000.00                  359           680
0028772283                    427,733.97      REFINO          535,000.00                  359           729
0028772317                    311,560.85       PURCH          390,000.00                  358           777
0028773521                    348,757.42       PURCH          390,000.00      12          358           734
0028775047                    390,299.89      REFINO          600,000.00                  358           739
0028775815                    342,813.78       PURCH          440,000.00                  358           683
0028776284                    370,771.43       PURCH          473,000.00                  238           747
0028777399                    265,838.86       PURCH          365,000.00                  359           700
0028777738                    287,834.30       PURCH          360,000.00                  359           785
0028778355                    266,899.29       PURCH          334,000.00                  358           771
0028778710                    435,496.49       PURCH          560,000.00                  358           714
0028779759                    351,692.24       PURCH          440,000.00                  359           762
0028779973                    279,750.43       PURCH          360,000.00                  359           748
0028780187                    484,425.24       PURCH          620,000.00                  358           708
0028781300                    337,295.55       PURCH          380,000.00      06          359           677
0028781722                    278,869.14       PURCH          350,000.00                  358           630
0028783108                    401,206.80       PURCH          505,000.00                  359           695
0028784692                    324,764.69       PURCH          480,000.00                  359           756
0028784825                    267,465.92       PURCH          285,000.00      06          358           645
0028785665                    503,694.67       PURCH          560,000.00      01          359           647
0028787059                    313,314.90       PURCH          513,500.00                  359           774
0028787976                    384,760.70       PURCH          655,000.00                  359           778
0028788156                    289,805.19       PURCH          370,000.00                  358           733
0028788172                    380,324.97      REFINO          476,000.00                  358           720
0028789915                    584,645.60      REFINO          925,000.00                  359           761
0028790566                    299,616.09       PURCH          750,000.00                  358           700
0028790707                    283,636.56       PURCH          358,000.00                  358           789
0028790715                    449,409.27       PURCH          755,000.00                  358           740
0028792737                    299,585.73       PURCH          415,000.00                  358           800
0028796381                    429,732.72       PURCH          900,000.00                  359           753
0028797371                    430,145.89       PURCH          558,000.00                  359           751
0028800134                    323,516.17       PURCH          364,000.00      35          358           746
0028803039                    269,827.83       PURCH          378,000.00                  359           720
0028804086                    429,435.53       PURCH          541,000.00                  358           760
0028807337                    299,822.88       PURCH          495,000.00                  359           732
0028807808                    312,699.31       PURCH          360,000.00      13          358           641
0028808269                    335,601.81       PURCH          420,000.00                  358           691
0028809929                    278,061.49       PURCH          367,000.00                  358           772
0028810646                    270,211.00       PURCH          342,000.00                  358           712
0028813434                    331,616.57       PURCH          420,000.00                  358           689
0028817146                    273,131.74       PURCH          349,000.00                  358           782
0028817625                    283,155.29       PURCH          315,000.00      35          358           694
0028817864                    346,295.43       PURCH          390,000.00      11          359           730
0028818771                    599,288.97       PURCH          800,000.00                  358           777
0028818953                    299,741.70       PURCH          850,000.00                  359           782
0028820504                    415,754.39       PURCH          533,000.00                  359           736
0028821601                    262,482.32       PURCH          330,000.00                  359           778
0028821874                    306,586.24       PURCH          390,000.00                  358           768
0028822252                    284,653.48       PURCH          405,000.00                  358           780
0028823631                    395,518.50       PURCH          505,000.00                  358           804
0028823870                    332,315.78       PURCH          416,000.00                  358           703
0028824316                    583,655.20       PURCH          730,000.00                  359           678
0028825354                    339,794.02       PURCH          460,000.00                  359           738
0028825503                    281,674.32       PURCH          327,000.00      06          358           665
0028825974                    499,422.57       PURCH          775,000.00                  358           766
0028826527                    508,507.27       PURCH          646,000.00                  359           804
0028826881                    335,791.15       PURCH          517,000.00                  359           783
0028826972                    599,627.06      REFINO          750,000.00                  359           785
0028827756                    451,711.77       PURCH          571,000.00                  359           805
0028828119                    495,381.27       PURCH          620,000.00                  358           705
0028828135                    311,600.72      REFINO          390,000.00                  358           672
0028829398                    362,047.81       PURCH          510,000.00                  358           709
0028831105                    444,723.41       PURCH          650,000.00                  359           752
0028832483                    294,811.89      REFINO          370,000.00                  359           744
0028833036                    438,534.18      REFINO          555,000.00                  359           688
0028833184                    256,102.14       PURCH          275,000.00      06          358           681
0028833234                    332,125.81       PURCH          365,000.00      11          358           811
0028833341                    299,499.70       PURCH          400,000.00                  358           633
0028833457                    262,080.95       PURCH          340,000.00                  358           755
0028833770                    323,625.82       PURCH          415,000.00                  358           711
0028834018                    324,794.34       PURCH          415,000.00                  358           722
0028834174                    322,966.83       PURCH          416,000.00                  358           711
0028834232                    294,221.64       PURCH          368,000.00                  359           747
0028834398                    290,677.54       PURCH          370,000.00                  358           787
0028836039                    291,813.80       PURCH          370,000.00                  359           754
0028836583                    263,670.68       PURCH          330,000.00                  358           746
0028836831                    363,779.39      REFINO          490,000.00                  358           654
0028836906                    364,289.57       PURCH          456,000.00                  358           686
0028838142                    367,277.36       PURCH          525,000.00                  359           644
0028839504                    366,741.93       PURCH          425,000.00      01          358           741
0028840411                    335,086.19       PURCH          480,000.00                  359           701
0028843340                    311,810.99      REFINO          402,200.00                  359           708
0028843837                    275,333.10       PURCH          290,000.00      11          359           694
0028845857                    330,844.85       PURCH          415,000.00                  358           757
0028847036                    287,012.13       PURCH          359,000.00                  359           737
0028847622                    374,772.82       REFI           635,000.00                  359           687
0028847853                    599,150.33       PURCH          830,000.00                  358           792
0028849206                    359,270.75       PURCH          400,000.00      35          359           773
0028849941                    266,425.65       PURCH          300,000.00      01          358           782
0028850147                    359,787.46      REFINO          525,000.00                  359           798
0028850311                    299,818.26      REFINO          575,000.00                  359           805
0028851392                    415,367.76       PURCH          525,000.00                  358           720
0028851954                    285,817.62       PURCH          382,000.00                  359           762
0028852747                    292,622.62       PURCH          366,000.00                  359           781
0028852903                    369,370.27       PURCH          462,000.00                  359           790
0028853166                    349,782.45       PURCH          625,000.00                  359           727
0028854487                    369,770.02       PURCH          500,000.00                  359           659
0028856979                    317,088.03       PURCH          437,500.00                  357           631
0028857290                    316,727.57       PURCH          353,000.00      12          357           650
0028857431                    271,839.41       PURCH          349,000.00                  359           778
0028858074                    386,259.77       PURCH          431,000.00      12          359           776
0028858678                    396,265.90      REFINO        1,100,000.00                  359           685
0028862787                    261,095.75       PURCH          295,000.00      11          359           755
0028863686                    531,660.76       PURCH          665,000.00                  359           763
0028869535                    649,606.23       PURCH          875,000.00                  359           744
0028874014                    286,834.88      REFINO          410,000.00                  359           684
0028874592                    274,815.48       PURCH          345,000.00                  359           716
0028875144                    459,691.35       PURCH          577,000.00                  359           771
0028875235                    327,790.85       PURCH          410,000.00                  359           763
0028876209                    306,223.71       PURCH          384,000.00                  359           758
0028876431                    494,884.23       PURCH          619,000.00                  359           626
0028877728                    309,802.32       PURCH          449,000.00                  359           737
0028877819                    499,360.13       PURCH          910,000.00                  358           730
0028877942                    307,803.60       PURCH          395,000.00                  359           757
0028877983                    313,734.66       PURCH          392,500.00                  359           665
0028878353                    307,813.41       PURCH          385,000.00                  359           774
0028878825                    289,638.24       REFI           440,000.00                  358           820
0028879039                    364,784.51       PURCH          625,000.00                  359           770
0028879526                    376,841.22       PURCH          480,000.00                  358           724
0028880680                    479,701.65       PURCH          615,000.00                  359           760
0028881845                    486,212.77       PURCH          700,000.00                  359
0028882025                    319,815.88       PURCH          750,000.00                  359           754
0028882041                    494,659.35       PURCH          663,000.00                  359           692
0028884112                    299,788.26       PURCH          508,000.00                  359           750
0028884708                    518,824.21       PURCH          650,000.00                  359           680
0028884864                    297,824.06      REFINO          332,000.00      06          359           658
0028884922                    344,791.00       PURCH          410,000.00      06          359           735
0028885028                    335,780.20       PURCH          420,000.00                  359           689
0028885036                    299,808.70       PURCH          810,000.00                  359           764
0028887461                    313,410.02       PURCH          400,000.00                  359           709
0028888006                    346,305.75       PURCH          390,000.00      06          359           775
0028888428                    299,813.53      REFINO          620,000.00                  359           748
0028888980                    499,681.16       PURCH          802,000.00                  359           678
0028889335                    274,641.90      REFINO          348,000.00                  359           693
0028889632                    349,382.71       PURCH          437,000.00                  359           750
0028890473                    363,401.39       PURCH          457,000.00                  359           768
0028892867                    283,818.90       PURCH          370,000.00                  359           763
0028893295                    303,311.36       REFI           685,000.00                  359           741
0028893402                    340,643.51       PURCH          428,250.00                  359           758
0028893527                    326,791.49       PURCH          420,000.00                  359           766
0028895316                    273,416.42       PURCH          346,000.00                  359           692
0028895415                    290,228.55      REFINO          370,000.00                  359           771
0028895902                    285,839.35      REFINO          335,000.00      06          359           670
0028896082                    270,044.55       PURCH          301,000.00      12          359           720
0028896173                    332,454.10       PURCH          420,000.00                  359           734
0028898294                    304,584.88       PURCH          381,000.00                  359           735
0028898328                    371,754.80       PURCH          464,990.00                  359           695
0028898963                    351,390.87       PURCH          440,000.00                  359           767
0028900298                    326,601.06       PURCH          410,000.00                  357           732
0028901155                    421,912.17       PURCH          535,000.00                  358           678
0028901205                    387,391.86      REFINO          545,000.00                  357           759
0028901262                    384,619.61       PURCH          513,500.00                  358           684
0028901288                    276,503.53       PURCH          347,000.00                  356           714
0028901353                    391,423.48       PURCH          515,000.00                  358           731
0028901403                    357,367.77       PURCH          448,000.00                  358           754
0028901437                    382,757.45       PURCH          479,000.00                  358           746
0028901601                    284,149.86       REFI           380,000.00                  357           704
0028901650                    635,584.54       PURCH          850,000.00                  357           702
0028901791                    378,070.96       PURCH          473,593.00                  357           685
0028902286                    594,330.35      REFINO          800,000.00                  358           700
0028902310                    134,848.06       PURCH          245,000.00                  358           731
0028902468                    375,362.91       PURCH          470,000.00                  357           786
0028902542                    431,513.83      REFINO          545,000.00                  358           715
0028902641                    347,794.54       PURCH          437,000.00                  359           790
0028902765                    309,357.60       PURCH          395,000.00                  359           744
0028903821                    351,297.77       PURCH          375,000.00      06          359           776
0028904928                    271,295.26       PURCH          302,000.00      13          358           692
0028905115                    309,632.64       PURCH          483,000.00                  358           733
0028905156                    310,302.34       PURCH          390,000.00                  358           774
0028905206                    271,577.79       PURCH          345,000.00                  358           672
0028905420                    321,228.59      REFINO          402,000.00                  358           737
0028905537                    273,908.41       PURCH          295,000.00      13          358           655
0028905669                    399,501.02       PURCH          530,000.00                  358           767
0028905701                    483,411.51       PURCH          610,000.00                  358           713
0028905735                    275,239.90       PURCH          291,000.00      13          358           644
0028907731                    289,397.69       PURCH          363,000.00                  358           688
0028909182                    291,823.10       PURCH          374,000.00                  359           801
0028911451                    374,760.88       PURCH          590,000.00                  359           749
0028912236                    487,704.37       PURCH          610,000.00                  359           785
0028912517                    379,651.49       PURCH          475,000.00                  359           707
0028915288                    560,341.50       PURCH          623,000.00      11          359           756
0028917748                    393,523.46       PURCH          525,000.00                  359           716
0028919199                    278,317.82       PURCH          361,000.00                  359           678
0028919363                    376,617.41       PURCH          483,000.00                  358           782
0028919405                    284,177.74       PURCH          299,500.00      01          359           751
0028919413                    298,327.01       PURCH          416,000.00                  358           756
0028919470                    258,889.39       PURCH          330,000.00                  358           757
0028919504                    315,915.40       PURCH          396,000.00                  358           685
0028919520                    471,290.82       PURCH          590,000.00                  358           681
0028919561                    315,925.17       PURCH          396,000.00                  358           774
0028919579                    399,757.67       PURCH          516,500.00                  359           772
0028919587                    349,752.97       PURCH          445,000.00                  359           781
0028919629                    327,679.98       PURCH          410,000.00                  359           708
0028921617                    308,273.16       PURCH          387,500.00                  358           660
0028922102                    283,290.12       PURCH          355,000.00                  358           764
0028922144                    304,619.51       PURCH          400,000.00                  358           795
0028922235                    455,499.97       PURCH          572,000.00                  358           633
0028922938                    267,123.98       PURCH          355,000.00                  358           732
0028923126                    419,502.28      REFINO          525,000.00                  358           706
0028923159                    524,681.95       PURCH          730,000.00                  359           739
6001644142                    561,632.37       PURCH          702,500.00                  359           784
6003980502                    458,755.71       PURCH          575,000.00                  358           773
6005283715                    302,117.15       PURCH          378,000.00                  359           794
6005735391                    287,801.80       PURCH          324,000.00      06          359           778
6006217837                    299,687.74       PURCH          330,000.00      12          358           671
6008160696                    470,115.03       PURCH          628,000.00                  359           729
6009083426                    314,309.47       PURCH          349,500.00      12          359           766
6013600058                    333,802.81       PURCH          420,000.00                  359           764
6014781154                    278,677.79       PURCH          311,000.00      06          358           743
6015494666                    261,828.61       PURCH          330,000.00                  359
6015763649                    300,015.56       PURCH          380,000.00                  358           718
6018148095                    364,773.13       PURCH          650,000.00                  359           805
6018660297                    299,822.88       PURCH          380,000.00                  359           766
6019196044                    384,772.69       REFI           530,000.00                  359           689
6022352816                    399,763.84       PURCH          500,000.00                  359           659
6023295758                    299,813.53       PURCH          530,000.00                  359           790
6024121359                    289,784.77       PURCH          551,714.00                  359           804
6031095133                    439,646.90       PURCH          550,000.00                  359           808
6033816676                    547,641.53       PURCH          685,000.00                  359           734
6039310609                    319,806.14       PURCH          400,000.00                  359           752
6041959724                    543,653.10       PURCH          685,000.00                  359           772
6043519195                    355,778.72       PURCH          450,000.00                  359           741
6047409054                    272,000.00       PURCH          340,000.00                  360           664
6052482525                    479,701.65       PURCH          625,000.00                  359           748
6060102305                    413,869.68       PURCH          523,000.00                  358           766
6063660721                    419,718.18       PURCH          620,000.00                  359           660
6067150240                    319,200.00       PURCH          440,000.00                  360           715
6068609202                    316,281.18       PURCH          396,000.00                  359           771
6074070365                    475,704.13       PURCH          595,000.00                  359           751
6076009627                    364,755.08       PURCH          475,000.00                  359           791
6078908941                    352,275.22       REFI           470,000.00                  359           610
6081591684                    787,546.63       PURCH        1,000,000.00                  359           788
6091436284                    401,473.51       PURCH          503,000.00                  359           737
6092236246                    327,774.27       PURCH          410,000.00                  359           745
6093919212                    287,825.52       PURCH          360,000.00                  359           681
6093953047                    349,752.97       PURCH          908,500.00                  359           710
6095479694                    365,760.58       PURCH          476,000.00                  359           787
6096241572                    451,711.77       PURCH          571,000.00                  359           752
6096511156                    296,620.19       PURCH          373,000.00                  359           715
6098750695                    370,163.80       PURCH          463,000.00                  359           749
6098939124                    278,642.95       PURCH          529,000.00                  358           751
6100639068                    403,655.54       PURCH          520,000.00                  359           648
6102263255                    307,004.10       PURCH          385,000.00                  359           761
6108592624                    327,779.92       PURCH          425,000.00                  359           771
6108962298                    379,488.34       PURCH          500,000.00                  358           780
6112114803                    379,757.68       PURCH          476,000.00                  359           688
6112359127                    578,052.43       PURCH          725,000.00                  238           684
6118832465                    335,801.62       PURCH          420,000.00                  359           739
6125199114                    357,274.79       PURCH          420,000.00      01          359           785
6127933494                    262,788.08       PURCH          329,000.00                  358           720
6130318584                    732,771.90       PURCH        1,050,000.00                  358           726
6132784973                    389,744.88       PURCH          540,000.00                  359           764
6135611918                    359,792.87       PURCH          550,000.00                  359           718
6137603657                    499,689.21       PURCH          865,000.00                  359           760
6146406639                    332,293.32       REFI           450,000.00                  359           752
6147356270                    486,481.56       PURCH          630,000.00                  359           671
6151450829                    270,231.93       PURCH          345,500.00                  359           681
6153380446                    271,631.06       PURCH          302,000.00      12          359           798
6154304205                    304,609.04       PURCH          405,000.00                  358           767
6154758939                    291,626.32       PURCH          368,000.00                  358           765
6155997288                    307,625.49       PURCH          609,000.00                  358           751
6156481951                    349,793.36      REFINO          575,000.00                  359           688
6156669423                    285,027.15       PURCH          325,000.00      13          359           699
6159536124                    275,828.45       PURCH          345,000.00                  359           749
6160614365                    299,813.53       PURCH          400,000.00                  359           764
6164044866                    383,767.37       PURCH          480,000.00                  359           695
6164791144                    338,189.66       PURCH          423,000.00                  359           682
6165495711                    279,825.96       PURCH          490,000.00                  359           728
6165820595                    310,036.49       PURCH          365,000.00      06          359           782
6168582523                    399,525.98       PURCH          550,000.00                  358           641
6169662720                    424,714.83       PURCH          689,000.00                  359           765
6173385771                    379,745.02       PURCH          625,000.00                  359           788
6174711587                    519,613.04       PURCH          675,000.00                  359           728
6176571658                    363,523.90       PURCH          560,000.00                  359           685
6184826250                    479,445.65       PURCH          600,000.00                  358           716
6187906844                    301,312.60       PURCH          335,000.00      12          359           743
6188124504                    339,788.67       PURCH          490,000.00                  359           773
6194488588                    259,204.60       PURCH          275,000.00      06          359           745
6194607153                    529,371.93       PURCH          790,000.00                  358           769
6195881831                    643,175.86       PURCH          926,000.00                  358           718
6197279646                    287,825.52       PURCH          360,000.00                  359           769
6197482117                    339,788.05       REFI           570,000.00                  359           764
6200479670                    274,815.47       PURCH          296,000.00      12          359           608
6200918735                    299,808.70       PURCH          431,000.00                  359           769
6201016984                    276,836.46       PURCH          310,000.00      12          359           717
6202683113                    349,724.55       PURCH          485,000.00                  359           654
6206935493                    332,998.15       PURCH          420,000.00                  359           763
6207403715                    357,148.29       PURCH          460,000.00                  359           673
6207761260                    279,732.17       PURCH          350,000.00                  359           726
6210485550                    495,699.51       PURCH          642,500.00                  359           689
6212445271                    523,682.56      REFINO          664,000.00                  359           761
6217601787                    339,804.38       PURCH          425,000.00                  359           750
6218299060                    494,743.38      REFINO        1,075,000.00                  359           759
6218641725                    343,791.60       PURCH          435,000.00                  359           654
6222741735                    283,032.79       PURCH          355,000.00                  359           717
6224625522                    362,268.84       PURCH          555,000.00                  359           740
6224780178                    390,756.96       PURCH          575,000.00                  359           756
6226595202                    559,651.92       PURCH          701,000.00                  359           766
6226613831                    289,815.07       PURCH          443,000.00                  359           801
6226974423                    333,403.04       PURCH          420,000.00                  359           621
6228465115                    394,741.61       PURCH          695,000.00                  359           743
6230465244                    671,582.31       PURCH          850,000.00                  359           759
6230552090                    419,561.06       PURCH          525,000.00                  359           774
6231789584                    503,702.43       PURCH          630,000.00                  359           782
6234422811                    551,328.81       PURCH          690,000.00                  358           765
6235681753                    454,731.36       PURCH          569,000.00                  359           724
6238671090                    279,825.96       PURCH          361,000.00                  359           761
6240827532                    371,264.32       PURCH          469,500.00                  359           612
6241046256                    396,290.59       PURCH          496,000.00                  359           770
6241268165                    319,011.54       PURCH          399,000.00                  359           711
6243211346                    279,821.45       PURCH          400,000.00                  359           738
6246055450                    416,247.68       PURCH          438,500.00      06          359           731
6247826388                    455,701.71       PURCH          570,000.00                  359           751
6250334445                    395,753.86       PURCH          450,000.00      12          359           719
6251389984                    283,818.90       PURCH          355,000.00                  359           716
6253897059                    367,771.26       PURCH          460,000.00                  359           787
6254208199                    449,698.05      REFINO          865,000.00                  359           764
6255094390                    320,055.99       PURCH          400,320.00                  359           759
6255698091                    383,767.37       PURCH          482,000.00                  359           685
6256071645                    390,724.03      REFINO          515,000.00                  359           766
6257806361                    299,813.53       PURCH          415,000.00                  359           730
6259752712                    271,843.50       PURCH          340,000.00                  359           724
6261907429                    519,299.85       PURCH          650,000.00                  358           703
6262192583                    331,798.87       PURCH          415,000.00                  359           754
6264928117                    277,831.59       PURCH          347,500.00                  359           789
6269723760                    607,612.29       PURCH          760,000.00                  359           678
6271379106                    382,709.60       PURCH          480,000.00                  358           733
6271547975                    275,828.45       PURCH          345,000.00                  359           734
6278120461                    279,810.26       PURCH          305,000.00      06          359           788
6279134792                    267,833.42       PURCH          340,000.00                  359           745
6284485684                    431,717.41       PURCH          700,000.00                  359           765
6285309990                    259,834.20       PURCH          325,000.00                  359           696
6287145236                    268,624.16       PURCH          345,000.00                  359           672
6288605030                    485,713.07       PURCH          610,000.00                  359           759
6290164224                    550,944.28       PURCH          650,000.00      06          358           719
6291974134                    359,776.23       PURCH          500,000.00                  359           756
6292759419                    358,585.39      REFINO          795,000.00                  358           791
6296974030                    470,928.89       PURCH          589,000.00                  359           643
6297030873                    261,837.15       REFI           350,000.00                  359           738
6297847540                    266,846.38       PURCH          372,000.00                  359           752
6301322126                    281,833.51      REFINO          505,000.00                  359           766
6302055394                    383,982.28       PURCH          515,000.00                  358           784
6303424367                    315,818.19       PURCH          400,000.00                  359           736
6307616992                    552,138.59       PURCH          860,000.00                  359           731
6308076840                    256,321.27       PURCH          270,000.00      12          359
6312480665                    358,017.30       PURCH          478,000.00                  358           769
6312859421                    315,615.77       PURCH          407,000.00                  358           785
6314330173                    279,816.83       PURCH          350,000.00                  359           684
6314385508                    331,009.44       PURCH          368,000.00      06          359           638
6315076205                    285,243.72       PURCH          362,000.00                  358           710
6325279146                    379,769.79       PURCH          475,000.00                  359           766
6326702419                    271,830.93       PURCH          340,000.00                  359           743
6327576671                    374,754.69       REFI           540,000.00                  359           709
6330487460                    289,609.53       PURCH          390,000.00                  358           776
6335622806                    341,370.79       PURCH          431,000.00                  359           690
6337488719                    329,577.69       PURCH          430,000.00                  358           715
6340165643                    288,889.32       PURCH          305,000.00      06          359           683
6344208316                    316,603.09       PURCH          397,000.00                  359           813
6345136524                    314,809.17       PURCH          435,000.00                  359           735
6348579068                    491,716.93       PURCH          660,000.00                  359           762
6349005055                    359,781.91      REFINO          860,000.00                  359           788
6350139546                    283,323.78       PURCH          315,000.00      06          359           766
6351407348                    539,664.35       PURCH          675,000.00                  359           725
6357466173                    499,681.16       PURCH        1,760,000.00                  359           709
6357965489                    309,007.81       PURCH          386,500.00                  359           782
6358233663                    489,687.54       REFI           775,000.00                  359           698
6358564331                    459,721.32       PURCH          675,000.00                  359           769
6359570741                    381,218.91       PURCH          476,892.00                  359           771
6360386038                    299,813.53       PURCH          435,000.00                  359           759
6363249043                    358,776.86       PURCH          459,000.00                  359           797
6364016227                    482,858.96       PURCH          604,000.00                  359           757
6366239074                    591,280.18       PURCH          740,000.00                  358           707
6368623085                    324,792.76       PURCH          548,000.00                  359           773
6370360783                    479,677.92       PURCH          600,000.00                  359           784
6371043909                    603,614.84       PURCH          755,000.00                  359           758
6371416378                    299,641.49       PURCH          375,000.00                  359           743
6380050937                    291,818.50       PURCH          390,000.00                  359           777
6380082153                    269,832.18       PURCH          300,000.00      01          359           638
6380433869                    301,223.77       PURCH          377,000.00                  358           683
6380478674                    359,781.91       PURCH          400,000.00      12          359           795
6381454393                    289,095.20       PURCH          305,000.00      12          359           669
6383191670                    406,499.50       PURCH          509,000.00                  359           784
6383221949                    299,813.53       PURCH          815,000.00                  359           612
6385093890                    270,527.38       PURCH          340,000.00                  359           721
6385454928                    311,756.10       PURCH          347,000.00      06          359           743
6387296996                    271,539.58       PURCH          287,000.00      06          359           652
6387743385                    359,758.44       PURCH          450,000.00                  359           792
6390341300                    299,827.39       REFI           445,000.00                  359           714
6395546408                    347,766.49       PURCH          435,000.00                  359           781
6396762418                    331,777.23       PURCH          415,000.00                  359           720
6396921121                    255,028.76       PURCH          320,000.00                  359           744
6399483657                    599,251.52      REFINO          865,000.00                  358           676
6400210099                    479,716.60       PURCH          720,000.00                  359           735
6400843576                    352,617.10       PURCH          392,000.00      06          359           735
6402574534                    289,824.32       PURCH          410,000.00                  359           779
6406273810                    615,517.18       PURCH          770,000.00                  359           742
6407056768                    337,547.19       PURCH          675,000.00                  358           738
6409510846                    367,097.47       PURCH          460,000.00                  359           694
6409746879                    583,118.30       PURCH          745,000.00                  359           713
6409859383                    359,658.29       PURCH          950,000.00                  299           752
6412600733                    339,788.67       PURCH          425,000.00                  359           787
6415161642                    649,229.72       PURCH          825,000.00                  358           779
6417406078                    295,816.01       PURCH          380,000.00                  359           792
6419429698                    298,223.82       PURCH          390,000.00                  359           699
6420149640                    295,811.25       PURCH          425,000.00                  359           709
6420907831                    299,635.21       PURCH          592,000.00                  358           759
6421094472                    411,756.75       PURCH          520,000.00                  359           682
6422950946                    294,622.48       PURCH          385,000.00                  358           760
6423341855                    342,569.98       PURCH          430,000.00                  359           680
6427191223                    332,717.89       PURCH          420,000.00                  359           705
6427423568                    363,779.48       PURCH          455,000.00                  359           705
6430752045                    419,745.56       PURCH          525,000.00                  359           768
6431519443                    648,249.32      REFINO          830,000.00                  358           714
6441757074                    289,819.75       PURCH          440,000.00                  359           735
6443069015                    424,714.83       PURCH          985,000.00                  359           783
6446812817                    408,552.35       PURCH          511,000.00                  359           809
6450089807                    270,568.33       PURCH          285,000.00      06          359           645
6450438434                    294,641.30       PURCH          495,000.00                  358           767
6454508844                    719,552.48      REFINO        2,053,000.00                  359           763
6462437234                    344,790.99       PURCH          545,000.00                  359           762
6463365061                    407,746.40       PURCH          510,000.00                  359           771
6463690385                    297,424.29       PURCH          372,000.00                  359           770
6465166145                    297,238.14       PURCH          376,000.00                  358           762
6467240286                    320,406.63       PURCH          425,000.00                  359           778
6467271802                    375,772.21       PURCH          470,000.00                  359           703
6467273790                    336,590.65       PURCH          429,000.00                  359           774
6468401192                    527,680.13       PURCH          660,000.00                  359           664
6468898496                    287,631.44       PURCH          360,000.00                  358           722
6470454825                    359,752.25       PURCH          565,000.00                  359           717
6470983716                    340,893.35       PURCH          385,000.00      12          359           617
6471380466                    343,780.64       REFI           470,000.00                  359           703
6474249627                    496,256.83       PURCH          621,000.00                  359           667
6476017980                    301,006.93       PURCH          381,000.00                  359
6477345810                    299,812.75       PURCH          548,000.00                  359           670
6479107648                    424,749.08       REFI           648,000.00                  359           702
6480478277                    296,079.56       PURCH          396,000.00                  359           619
6480925673                    331,674.59       PURCH          369,000.00      06          359           700
6482267363                    324,802.08       PURCH          439,000.00                  359           688
6484674574                    359,787.45       PURCH          450,000.00                  359           757
6485037342                    503,321.39       PURCH          635,000.00                  358           783
6486559377                    321,789.36       PURCH          447,000.00                  359           706
6487125913                    591,612.74       PURCH          740,000.00                  359           764
6488366201                    419,703.56       PURCH          610,000.00                  359           745
6492022717                    306,344.31      REFINO          860,000.00                  359           774
6492639148                    999,394.19       PURCH        2,400,000.00                  359           745
6496454908                    368,664.76       PURCH          430,000.00      13          359           688
6497794864                    479,693.92       PURCH          615,986.00                  359           643
6498223178                    399,488.11       PURCH          860,000.00                  358           801
6498798187                    456,693.36       PURCH          782,000.00                  359           750
6501099748                    470,357.45       PURCH          745,000.00                  359           770
6505509478                    387,752.58       PURCH          485,000.00                  359           704
6506339156                    299,803.75       PURCH          455,000.00                  359           686
6508328546                    311,806.07       PURCH          390,000.00                  359           779
6508420863                    312,984.46       PURCH          348,000.00      06          359           697
6509820723                    381,774.41      REFINO          625,000.00                  359           742
6510519207                    331,803.98       PURCH          415,000.00                  359           788
6510763151                    314,529.30       PURCH          354,000.00      01          359           720
6511277102                    334,986.25       PURCH          419,000.00                  359           799
6516707863                    439,887.92       PURCH          588,000.00                  358           787
6517597214                    519,684.97       PURCH          660,000.00                  359           678
6519559592                    399,738.34       PURCH          673,000.00                  359           780
6522745394                    354,773.63      REFINO          445,000.00                  359           629
6523542295                    394,860.64       PURCH          439,000.00      06          359           691
6524740781                    638,110.77       REFI           919,000.00                  348           738
6525143142                    291,662.77       PURCH          365,000.00                  358           648
6529090604                    294,032.74       PURCH          369,500.00                  358           780
6534694317                    333,387.27       PURCH          417,000.00                  359           758
6537719673                    998,784.09       PURCH        2,850,000.00                  358           731
6541846314                    271,843.50       PURCH          340,000.00                  359           661
6545601277                    419,745.56       PURCH          525,000.00                  359           718
6546176808                    267,841.77       PURCH          348,000.00                  359           678
6547821691                    380,324.96       PURCH          476,000.00                  358           724
6548641296                    299,803.75       PURCH          385,000.00                  359           619
6549193420                    376,577.53       PURCH          471,000.00                  359           760
6550376906                    274,833.40       REFI           440,000.00                  359           758
6552604545                    529,635.26       PURCH          761,000.00                  359           642
6555168605                    369,684.72       PURCH          830,000.00                  359           708
6558180706                    358,982.39       PURCH          450,000.00                  359           754
6558309982                    263,086.37       PURCH          293,000.00      01          359           635
6562894979                    294,259.23       PURCH          378,059.00                  359           672
6563209045                    355,835.30       PURCH          389,000.00      01          359           709
6563960019                    455,686.18       PURCH          570,000.00                  359           760
6567305385                    260,369.94       PURCH          290,000.00      06          358           674
6568705245                    359,664.50       PURCH          450,000.00                  359           716
6570057338                    314,204.58       PURCH          393,000.00                  359           729
6571892113                    317,546.40       PURCH          355,000.00      06          359           606
6576237538                    382,709.60       PURCH          510,000.00                  358           774
6579752814                    399,488.11       PURCH          520,000.00                  358           761
6580044474                    639,602.20       PURCH          800,000.00                  359           759
6582759848                    297,504.25       PURCH          382,000.00                  359           674
6583034845                    299,803.75       PURCH          377,000.00                  359           750
6587511806                    459,706.67       PURCH          575,000.00                  359           766
6590281066                    314,464.06       REFI           465,000.00                  239           648
6591149486                    303,657.86       PURCH          385,000.00                  358           688
6593016402                    299,644.49       PURCH          650,000.00                  358           739
6593975094                    398,932.14       PURCH          499,000.00                  359           777
6594641893                    354,973.50       PURCH          450,000.00                  359           716
6597689428                    402,256.16       REFI           575,000.00                  359           619
6598141577                    261,099.69       PURCH          275,000.00      13          359           674
6602600907                    342,175.18       PURCH          430,900.00                  359           711
6604235272                    649,595.99       PURCH          890,000.00                  359           700
6609523011                    434,736.47       PURCH          722,000.00                  359           711
6610507987                    367,782.73       PURCH          480,000.00                  359           784
6611534790                    307,818.15      REFINO          404,000.00                  359           625
6612534559                    313,405.08       PURCH          400,000.00                  359           774
6613261418                    375,772.21       PURCH          480,000.00                  359           725
6614653118                    299,822.88       PURCH          390,000.00                  359           787
6617524753                    479,677.92       PURCH          780,000.00                  359           732
6618562828                    367,733.64       PURCH          472,000.00                  359           616
6620302023                    507,676.06       PURCH          639,000.00                  359           722
6620870946                    478,703.58       PURCH          800,000.00                  359           765
6622548482                    283,328.25       PURCH          315,000.00      06          359           668
6622943857                    345,790.38       REFI           465,000.00                  359           663
6629071876                    263,378.72       PURCH          330,000.00                  358           723
6629688190                    316,802.97       PURCH          372,000.00      12          359           768
6629799906                    399,501.02       REFI           550,000.00                  358           646
6630343587                    283,627.18       PURCH          360,000.00                  358           719
6630439815                    278,847.57       PURCH          297,500.00      01          358           680
6633311078                    519,668.41      REFINO          650,000.00                  359           737
6633954901                    287,801.80       PURCH          362,000.00                  359           768
6634644055                    461,323.79       PURCH          580,000.00                  358           711
6637517761                    351,549.54       PURCH          440,000.00                  358           806
6648742671                    347,772.35       PURCH          445,000.00                  359           786
6648869839                    379,763.80       PURCH          830,000.00                  359           695
6651218809                    395,753.86       REFI           550,000.00                  359           680
6652711497                    503,298.56       PURCH          645,000.00                  358           765
6654518015                    463,711.59       PURCH          621,000.00                  359           711
6654559514                    635,594.44       PURCH          795,000.00                  359           665
6657822018                    329,210.48       PURCH          370,000.00      01          359           693
6659815382                    303,011.54       PURCH          390,000.00                  359           805
6659970781                    409,661.46       REFI           775,000.00                  359           710
6662356549                    299,798.70       PURCH          505,000.00                  359           798
6665017940                    509,594.35       PURCH          729,000.00                  358           785
6667028549                    399,738.34       PURCH          605,000.00                  359           759
6667420779                    275,814.80       PURCH          345,000.00                  359           783
6669916923                    282,219.92       PURCH          353,000.00                  359           793
6670432456                    281,824.72       PURCH          385,000.00                  359           769
6671440482                    277,318.48       REFI           370,000.00                  359           680
6676394874                    349,262.68      REFINO          549,000.00                  358           780
6677676147                    310,207.06       PURCH          388,000.00                  359           707
6678323418                    343,791.60       PURCH          430,000.00                  359           749
6680465660                    343,786.18       PURCH          430,000.00                  359           729
6680631972                    327,301.59       PURCH          570,000.00                  359           726
6680813281                    399,538.04       PURCH          600,000.00                  358           732
6682752768                    336,610.79       PURCH          435,000.00                  358           685
6685535293                    424,215.16       PURCH          570,000.00                  359           625
6686207728                    287,397.01       PURCH          360,000.00                  359           622
6686317170                    290,406.85       PURCH          489,000.00                  358           771
6686568483                    483,299.42       PURCH          604,500.00                  359           772
6688515920                    308,413.39       PURCH          325,000.00      06          358           655
6691191651                    354,500.13       PURCH          445,000.00                  358           647
6691834854                    421,949.96       PURCH          540,000.00                  359           719
6693716414                    391,723.33       PURCH          515,000.00                  359           608
6697347042                    325,797.37       PURCH          540,000.00                  359           683
6699219942                    277,187.69       REFI           370,000.00                  358           652
6701482199                    584,650.85       PURCH          775,000.00                  358           694
6702361129                    265,277.04       PURCH          334,000.00                  358           723
6702385433                    449,480.29       PURCH          765,000.00                  358           703
6705521703                    289,837.41       REFI           390,000.00                  359           704
6705742697                    287,820.99       PURCH          360,000.00                  359           765
6706538409                    467,669.69       PURCH          585,000.00                  359           742
6708631988                    312,177.01       PURCH          395,000.00                  359           707
6710551174                    296,820.07       PURCH          330,000.00      01          359           672
6711109527                  1,149,303.32       PURCH        1,775,000.00                  359           674
6711265113                    343,769.17       PURCH          440,000.00                  359           766
6712483582                    342,187.18       PURCH          428,000.00                  359           756
6712517165                    359,745.91       PURCH          456,500.00                  359           788
6717646944                    325,223.97       PURCH          407,000.00                  358           723
6718364760                    307,813.41       PURCH          400,000.00                  359           761
6718369488                    459,411.32      REFINO          850,000.00                  358           671
6719965961                    303,030.02       PURCH          380,000.00                  359           664
6722009641                    399,474.91       PURCH          530,000.00                  358           705
6726390914                    335,121.48       PURCH          420,000.00                  358           715
6726543363                    415,741.42       PURCH          575,000.00                  359           755
6726715482                    288,239.67       PURCH          324,000.00      13          358           719
6728624294                    287,684.18       REFI           384,000.00                  358           766
6729617255                    307,257.45       PURCH          385,000.00                  359           786
6729831203                    439,719.42       PURCH          575,000.00                  359           775
6731196561                    339,975.36       PURCH          426,000.00                  358           759
6735715085                    270,202.71       PURCH          286,000.00      12          359           732
6738599999                    439,726.51       PURCH          680,000.00                  359           722
6740432262                    284,831.73       PURCH          325,000.00      13          359           637
6747592894                    451,696.71       PURCH          584,000.00                  359           761
6748679542                    434,736.47       PURCH          604,000.00                  359           661
6752099488                    327,811.29       PURCH          410,000.00                  359           806
6753046694                    312,036.89       PURCH          410,000.00                  359           694
6753902961                    279,821.45       PURCH          350,000.00                  359           730
6756248479                    266,238.61       PURCH          334,000.00                  359           659
6757505323                    423,729.62       PURCH          530,000.00                  359           754
6757953689                    274,629.71       PURCH          426,000.00                  358           732
6760821337                    579,610.83       PURCH          726,000.00                  359           616
6761916516                    449,327.63       PURCH          562,000.00                  359           809
6764026644                    381,768.58       PURCH          478,000.00                  359           702
6765640831                    464,679.98       PURCH          626,000.00                  359           702
6768285709                    349,776.81       PURCH          494,000.00                  359           679
6768626688                    307,813.41       PURCH          385,000.00                  359           794
6769184257                    759,976.62       PURCH        1,110,500.00                  359           743
6771876551                    419,710.95       PURCH          700,000.00                  359           802
6773100349                    293,817.26       PURCH          368,000.00                  359           686
6776299056                    357,353.90       PURCH          447,000.00                  359           760
6778976586                    269,804.58       PURCH          469,000.00                  359           780
6781834111                    308,603.08       PURCH          386,000.00                  359           756
6782384306                    299,803.75       PURCH          845,000.00                  359           786
6782490178                    318,596.72       PURCH          405,000.00                  358           738
6783421388                    431,738.29       PURCH          550,000.00                  359           771
6783673426                    288,409.00       PURCH          365,000.00                  358           759
6785609949                    299,808.70       PURCH          385,000.00                  359           707
6786740123                    287,801.80       PURCH          380,000.00                  359           776
6787008967                    625,935.70       PURCH          785,000.00                  359           784
6788960828                    287,829.96       PURCH          365,000.00                  359           715
6789313993                    507,667.69       PURCH          635,000.00                  359           760
6792751866                    279,676.62       PURCH          350,000.00                  358           804
6792897701                    551,656.90       PURCH          690,000.00                  359           747
6795488375                    359,770.44       PURCH          450,000.00                  359           759
6796172549                    270,244.43       PURCH          340,000.00                  359           774
6801547958                    397,282.87       PURCH          795,000.00                  359           765
6802833902                    335,801.62       PURCH          435,000.00                  359           772
6806361728                    377,673.10       PURCH          472,500.00                  359           782
6808385717                    283,823.47       PURCH          386,000.00                  359           748
6809055699                    329,389.82       PURCH          412,000.00                  359           661
6811148169                    327,801.29       PURCH          416,000.00                  359           615
6813581607                    439,733.45       PURCH          605,000.00                  359           769
6813971279                    421,737.70       REFI           750,000.00                  359           714
6818512961                    279,645.99       PURCH          350,000.00                  358           746
6819078871                    292,318.19       PURCH          400,000.00                  359           751
6821734701                    329,789.57       PURCH          665,000.00                  359           674
6822038318                    262,589.82       PURCH          305,000.00      01          359           788
6822203250                    649,584.75       REFI           945,000.00                  359           765
6822611403                    259,838.39       PURCH          355,000.00                  359           711
6823796245                    291,577.74       PURCH          367,000.00                  359           771
6824063983                    510,578.43       PURCH          639,000.00                  358           775
6824682154                    299,808.70       PURCH          375,000.00                  359           757
6826123546                    304,800.48       PURCH          415,000.00                  359           780
6829404505                    299,803.75       REFI           520,000.00                  359           776
6829998654                    627,638.69       PURCH          786,000.00                  359           757
6833073577                    299,822.88       PURCH          725,000.00                  359           789
6833218800                    287,820.99       PURCH          361,000.00                  359           713
6835000396                    348,544.09       REFI           465,000.00                  359           679
6835721710                    331,803.98       PURCH          420,000.00                  359           791
6836048576                    489,695.43       PURCH          710,000.00                  359           720
6838124078                    519,263.59       PURCH          650,000.00                  358           723
6838818414                    279,721.51       PURCH          350,000.00                  359           636
6840014176                    371,000.89       PURCH          515,000.00                  359           763
6840343401                    462,591.95       PURCH          600,000.00                  358           694
6843634541                    499,689.21       PURCH          650,000.00                  359           766
6843917078                    325,802.51       PURCH          410,000.00                  359           658
6845235511                    401,898.01       PURCH          508,000.00                  358           809
6853303342                    371,774.64       PURCH          465,000.00                  359           744
6854492847                    293,594.01       PURCH          439,000.00                  358           798
6857502998                    397,271.30       REFI           530,000.00                  359           686
6859071034                    258,024.03       PURCH          295,000.00      13          358           784
6861174164                    399,757.67       PURCH          500,000.00                  359           697
6862285597                    367,164.38       PURCH          459,500.00                  358           698
6862363634                    290,745.93       PURCH          364,000.00                  358           786
6863150535                    498,082.18       PURCH          623,000.00                  359           730
6863383144                    649,124.82       PURCH        1,000,000.00                  358           786
6863932775                    419,718.18       PURCH          950,000.00                  359           765
6864143299                    446,507.73       PURCH          570,000.00                  359           776
6865941071                    312,584.73       PURCH          417,000.00                  359           687
6867703131                    309,402.57       PURCH          387,000.00                  359           704
6867761683                    285,725.84       PURCH          303,000.00      01          359           658
6868129450                    299,616.09       PURCH          580,000.00                  358           721
6868963106                    279,838.90       PURCH          361,000.00                  359           738
6869681830                    371,774.64      REFINO          650,000.00                  359           665
6871340300                    273,875.98       PURCH          297,500.00      01          359           739
6873412602                    329,789.57       PURCH          551,000.00                  359           766
6873480542                    299,813.53       PURCH          380,000.00                  359           749
6873537663                    299,653.52       PURCH          460,000.00                  358           762
6874501064                    398,726.93       PURCH          500,000.00                  358           697
6875496587                    372,940.81       PURCH          439,000.00      12          359           730
6876702520                    444,560.00       PURCH          560,000.00                  360           670
6877218674                    347,794.54       PURCH          435,000.00                  359           673
6877890563                    438,898.95       PURCH          580,000.00                  358           697
6879649314                    371,768.78      REFINO          465,000.00                  359           788
6879753140                    263,379.35       PURCH          295,000.00      12          358           619
6882833533                    379,769.79       PURCH          515,000.00                  359           800
6883695360                    337,078.98       PURCH          395,000.00      06          358           706
6883723956                    503,678.61       PURCH          640,000.00                  359           686
6884893899                    343,786.18       PURCH          430,000.00                  359           763
6885983871                    287,030.43       PURCH          362,000.00                  359           810
6890207282                    458,721.93       PURCH          660,000.00                  359           727
6891702257                    339,783.19       PURCH          540,000.00                  359           778
6893805249                    330,194.64       PURCH          413,000.00                  359           708
6894835773                    292,627.13       PURCH          366,000.00                  359           749
6902620274                    276,149.98       PURCH          350,000.00                  359           767
6903725791                    371,473.18       PURCH          470,000.00                  358           812
6905092588                    351,582.85      REFINO          440,000.00                  358           719
6907239393                    369,489.06      REFINO          580,000.00                  358           765
6907269507                    263,687.14       PURCH          335,000.00                  358           714
6907706821                    289,609.53       PURCH          382,500.00                  358           617
6910273454                    291,813.80       PURCH          365,000.00                  359           682
6912138523                    349,798.62       PURCH          645,000.00                  359           730
6915162744                    649,574.80       PURCH          815,000.00                  359           759
6916034082                    542,575.10      REFINO          700,000.00                  359           773
6918221869                    283,017.80       PURCH          315,000.00      13          359           713
6919542974                    299,635.21       PURCH          361,000.00      06          358           784
6919666138                    379,751.43       PURCH          475,000.00                  359           775
6919903887                    331,596.31       PURCH          582,000.00                  358           786
6921305766                    342,986.68       PURCH          430,000.00                  359           668
6921634199                    551,665.59       PURCH          690,000.00                  359           775
6922811804                    299,818.25       PURCH          375,000.00                  359           759
6923549593                    349,552.09       PURCH          590,000.00                  358           718
6926252922                    314,804.21       PURCH          350,000.00      12          359           777
6926657088                    269,832.18       PURCH          315,000.00      01          359           685
6926838100                    421,416.54       PURCH          530,000.00                  359           763
6926922961                    331,782.82       PURCH          426,000.00                  359           764
6927113768                    374,748.38       PURCH          575,000.00                  359           793
6927544087                    355,778.72       PURCH          453,000.00                  359           745
6929227194                    418,401.12       PURCH          523,347.00                  359           755
6931808429                    462,940.32       PURCH          580,000.00                  359           665
6931840976                    649,595.99      REFINO          940,000.00                  359           668
6933750736                    523,924.15       PURCH          699,000.00                  359           677
6934412625                    294,816.63       PURCH          407,000.00                  359           774
6934578748                    284,827.34       PURCH          300,000.00      06          359           688
6934924694                    511,689.83       PURCH          645,000.00                  359           766
6935811320                    357,783.11      REFINO          570,000.00                  359           766
6938584023                    279,622.98       PURCH          357,000.00                  358           752
6938809677                    331,399.11       PURCH          414,500.00                  359           740
6940861732                    303,630.36       PURCH          380,000.00                  358           756
6941112671                    526,064.33       PURCH          658,000.00                  359           757
6942871549                    366,965.86       PURCH          459,000.00                  359           786
6943130168                    259,842.49      REFINO          295,000.00      12          359           669
6943614542                    299,785.71       PURCH          400,000.00                  359           772
6943646122                    339,783.19       PURCH          425,000.00                  359           695
6946890560                    407,347.63       PURCH          538,000.00                  358           793
6946996300                    557,661.96       PURCH          875,000.00                  359           751
6947222169                    424,728.99       REFI           700,000.00                  359           672
6949471996                    427,833.82       PURCH          465,000.00      06          359           707
6949511080                    287,186.03       PURCH          360,000.00                  358           789
6951033825                    299,434.15       PURCH          420,000.00                  358           792
6951150421                    415,734.73       PURCH          520,000.00                  359           758
6952342415                    279,802.37       PURCH          510,000.00                  359           768
6953445209                    268,037.52       PURCH          298,000.00      06          359           750
6953584569                    286,060.60       PURCH          318,500.00      13          358           801
6956012113                    338,783.76       PURCH          400,000.00      06          359
6956596131                    499,689.21       PURCH          995,000.00                  359           747
6957727628                    463,718.91       PURCH          585,000.00                  359           775
6957843045                    431,731.48       PURCH          540,000.00                  359           662
6959161925                    347,794.54       PURCH          435,000.00                  359           788
6959668689                    324,803.11       PURCH          475,000.00                  359           760
6960821525                    319,006.62       PURCH          410,000.00                  359           690
6961808265                    309,632.64       PURCH          460,000.00                  358           747
6963919482                    299,822.88       PURCH          390,000.00                  359           704
6964799115                    399,757.67      REFINO          450,000.00      06          359           721
6964992702                    467,430.95       PURCH          585,000.00                  358           772
6966027978                    395,766.20       PURCH          500,000.00                  359           625
6967655231                    398,726.93       PURCH          500,000.00                  358           745
6968220175                    480,523.37       PURCH          601,000.00                  359           713
6970315369                    265,359.95       PURCH          280,000.00      01          359           730
6970545890                    370,994.50       REFI           495,000.00                  359           659
6972891235                    400,524.17       PURCH          510,000.00                  359           643
6973221697                    359,562.28       PURCH          565,000.00                  358           682
6977887782                    349,776.81       PURCH          460,000.00                  359           736
6978979190                    335,511.54       PURCH          420,000.00                  358           771
6979722177                    347,799.78      REFINO          640,000.00                  359           735
6981195016                    599,066.37       PURCH          879,000.00                  358           795
6981900167                    416,553.92       PURCH          521,000.00                  359           686
6982343599                    293,778.71       PURCH          310,000.00      12          356           612
6982946391                    539,272.92       PURCH          675,000.00                  358           767
6983436780                    369,764.06       PURCH          535,000.00                  359           788
6984657350                    307,634.99       PURCH          385,000.00                  358           750
6985029922                    299,793.54       PURCH          477,000.00                  359           731
6985623922                    299,808.70       PURCH          375,000.00                  359           784
6986115811                    299,635.21       REFI           645,000.00                  358           741
6986713185                    324,831.51       REFI           500,000.00                  359           648
6987849715                    299,827.39       PURCH        1,090,000.00                  359           764
6994783477                    419,738.94       PURCH          525,000.00                  359           736
0028602662                    299,836.13      REFINO          466,000.00                  359           723
0028797322                    352,563.28       PURCH          441,000.00                  359           737
0028836708                    361,791.72      REFINO          455,000.00                  359           706
0028879971                    399,751.38       PURCH          800,000.00                  359           771
6023542738                    337,884.40       PURCH          490,000.00                  359           732
0028963080                    377,583.59       PURCH          480,000.00                  351           762
0028958437                    307,171.61       PURCH          385,000.00                  356           765
0028963130                    253,323.16       PURCH          282,000.00      06          357           638
0028933281                    255,289.20       PURCH          284,000.00      06          358           651
0028935484                    271,669.27      REFINO          340,000.00                  358           744
0028936417                    266,675.35      REFINO          357,000.00                  358           632
0028964203                    314,533.99       PURCH          530,000.00                  358           787
0028966406                    279,613.35       PURCH          392,000.00                  358           751
0028967123                    299,585.73       PURCH          410,000.00                  358           803
0028965721                    334,548.94       PURCH          420,000.00                  358           637
                                            300,304,160.24



                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated October 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By: ______________________________________
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer:___________________________________
                                    Address:__________________________________
                                    __________________________________________

                                    Date:_____________________________________


Custodian
---------
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature                           Date


Documents returned to Custodian:


----------------------------------- ----------------
Custodian                           Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated October 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                              [_______________],

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-6, Class ___, having an initial aggregate Certificate Balance as of October 26, 2000 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated October 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-6, Class ___, having an initial aggregate Certificate Balance as of October 26, 2000 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated October 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                    __________________________________________
                                    (Nominee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                                       ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________[1] in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

------------------
[1]   Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer.  The Transferee is a dealer registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes    No            Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                    ____________________________________________
                                    Print Name of Transferee

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Date:_______________________________________

                                                       ANNEX 2 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes    No            Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    ____________________________________________
                                    Print Name of Transferee or Adviser

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    IF AN ADVISER:


                                    ____________________________________________
                                    Print Name of Transferee

                                    By:_________________________________________
                                    Date:_______________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-6, Class ___, having an initial aggregate Certificate Principal Balance as of October 26, 2000 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated October 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                    Very truly yours,


                                    ____________________________________________
                                    (Transferee)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Date:_______________________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                    ____________________________________________
                                    (Nominee)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-6, Class ___, having an initial aggregate Certificate Principal Balance as of October 26, 2000 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated October 26, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.


                                    Very truly yours,


                                    ____________________________________________
                                    (Transferee)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Date:_______________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,

                                  Series 2000-6

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.  The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R or Class A-LR Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated October 26, 2000, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9.  The Transferee's taxpayer identification number is __________________.

      10.  The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    Print Name of Transferee

                                    By:_________________________________________
                                       Name:
                                       Title:


      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of ______________, ___


                                    ____________________________________________
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT

            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").


                              PRELIMINARY STATEMENT


      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01.  Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02.  Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01.  Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03.  Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01.  Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02.  Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03.  Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04.  Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a)  in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                 ___________________________________________


            (c)  in the case of the Purchaser:

                 ___________________________________________


            Section 3.05.  Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06.  Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07.  Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08.  Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09.  Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                          Bank of America, N.A.

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________


                                          Loss Mitigation Advisor

                                          ____________________________________

                                          By:_________________________________
                                          Name:
                                          Title:


                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                       Purchaser

                                       By:________________________________

                                       Name:______________________________

                                       Title:_______________________________